                                  Exhibit 4.1


                       FOCAL COMMUNICATIONS CORPORATION

                                 $270,000,000

                    12.125% SENIOR DISCOUNT NOTES DUE 2008


                                 _____________


                                   INDENTURE

                         Dated as of February 18, 1998

                                 _____________


                        HARRIS TRUST AND SAVINGS BANK,

                                    Trustee

                             CROSS-REFERENCE TABLE


          Reconciliation and tie between the Trust Indenture Act of 1939, as amended, and the Indenture, dated as of February 18, 1998

                    Trust Indenture        Indenture
                      Act Section           Section
                    ---------------        ---------
                    (S)310(a)(1).........  7.10
                    (a)(2)...............  7.10
                    (a)(3)...............  N.A.
                    (a)(4)...............  N.A.
                    (a)(5)...............  7.10
                    (b)..................  7.08; 7.10
                    (c)..................  N.A.
                    (S)311(a)............  7.11
                    (b)..................  7.11
                    (c)..................  N.A.
                    (S)312(a)............  7.06(a); 7.06(b)
                    (b)..................  7.06(c)
                    (c)..................  7.06(d)
                    (S)313(a)............  7.06(e)
                    (b)..................  7.06(f)
                    (c)..................  7.06(e), 7.06(f)
                    (d)..................  7.06(g)
                    (S)314(a)............  4.18; 4.19
                    (b)..................  4.18(b)
                    (c)(1)...............  10.03
                    (c)(2)...............  10.03
                    (c)(3)...............  N.A.
                    (d)..................  N.A.
                    (e)..................  10.04
                    (f)..................  4.19
                    (S)315(a)............  7.01(b)
                    (b)..................  7.05
                    (c)..................  7.01(c)
                    (e)..................  6.10
                    (S)316(a)............  2.10(c)
                    (a)(1)(A)............  6.05
                    (a)(1)(B)............  6.04
                    (a)(2)...............  N.A.
                    (b)..................  6.07
                    (c)..................  9.05
                    (S)317(a)(1).........  6.03(b)
                    (a)(2)...............  6.08
                    (b)..................  2.07(b)
                    (S)318(a)............  10.01

_________________

Note: This reconciliation and tie shall not, for any purpose, be deemed to be a part of the Indenture .

                               TABLE OF CONTENTS

                                                                            Page
                                                                            ----
                                   ARTICLE I

                        Definitions and Other Provisions
                        --------------------------------
                             of General Application
                             ----------------------

SECTION 1.01.  Definitions.................................................    1
SECTION 1.02.  Incorporation by Reference of Trust Indenture Act...........   20
SECTION 1.03.  Rules of Construction.......................................   21
SECTION 1.04.  Form of Documents Delivered to Trustee......................   21
SECTION 1.05.  Acts of Holders.............................................   21
SECTION 1.06.  Satisfaction and Discharge..................................   22

                                 ARTICLE II
                                 The Notes
                                 ---------

SECTION 2.01.  Form and Dating.............................................   23
SECTION 2.02.  Form of Face of Note........................................   24
SECTION 2.03.  Form of Reverse of Note.....................................   28
SECTION 2.04.  Form of Trustee's Certificate of Authentication.............   39
SECTION 2.05.  Execution and Authentication................................   39
SECTION 2.06.  Note Registrar and Paying Agent.............................   40
SECTION 2.07.  Paying Agent To Hold Money in Trust.........................   41
SECTION 2.08.  Registration, Registration of Transfer and Exchange.........   41
SECTION 2.09.  Replacement Notes...........................................   46
SECTION 2.10.  Outstanding Notes...........................................   47
SECTION 2.11.  Temporary Notes.............................................   48
SECTION 2.12.  Cancellation................................................   48
SECTION 2.13.  Payment of Interest; Interest Rights Preserved..............   48
SECTION 2.14.  Authorized Denominations....................................   49
SECTION 2.15.  Computation of Interest.....................................   49
SECTION 2.16.  Persons Deemed Owners.......................................   49
SECTION 2.17.  CUSIP Numbers...............................................   49
SECTION 2.18.  Holder Lists................................................   49

                                  ARTICLE III
                                   Redemption
                                   ----------

SECTION 3.01.  Notice to Trustee...........................................   50
SECTION 3.02.  Selection of Notes To Be Redeemed...........................   50
SECTION 3.03.  Notice of Redemption........................................   50
SECTION 3.04.  Effect of Notice of Redemption..............................   51
SECTION 3.05.  Deposit of Redemption Price.................................   51
SECTION 3.06.  Notes Redeemed in Part......................................   52

                                                                                    Page
                                                                                    ----
                                  ARTICLE IV
                                   Covenants
                                   ---------

SECTION 4.01.  Payment of Notes....................................................   52
SECTION 4.02.  Maintenance of Office or Agency.....................................   52
SECTION 4.03.  Money for the Note Payments To Be Held in Trust.....................   53
SECTION 4.04.  Corporate Existence.................................................   53
SECTION 4.05.  Maintenance of Property.............................................   53
SECTION 4.06.  Payment of Taxes and Other Claims...................................   53
SECTION 4.07.  Repurchase at the Option of Holders upon a Change of Control........   54
SECTION 4.08.  Limitation on Asset Sales...........................................   57
SECTION 4.09.  Limitation on Consolidated Indebtedness.............................   60
SECTION 4.10.  Reserved............................................................   63
SECTION 4.11.  Limitation on Restricted Payments...................................   63
SECTION 4.12.  Limitation on Liens.................................................   65
SECTION 4.13.  Limitation on Sale and Leaseback Transactions.......................   66
SECTION 4.14.  Limitation on Dividends and Other Payment Restrictions
                      Affecting Subsidiaries.......................................   67
SECTION 4.15.  Limitation on Issuance and Sale of Capital Stock of
                      Restricted Subsidiaries......................................   68
SECTION 4.16.  Transactions with Affiliates........................................   68
SECTION 4.17.  Restricted and Unrestricted Subsidiaries............................   69
SECTION 4.18.  Reports.............................................................   70
SECTION 4.19.  Statement of Compliance; Notice of Default or Event of Default......   70

                                   ARTICLE V
                      Amalgamation, Consolidation, Merger,
                         Conveyance, Lease or Transfer
                         -----------------------------

SECTION 5.01.  Merger, Consolidation or Sale of Assets.............................   71
SECTION 5.02.  Successor Corporation Substituted...................................   72

                                   ARTICLE VI
                             Defaults and Remedies
                             ---------------------

SECTION 6.01.  Events of Default...................................................   72
SECTION 6.02.  Acceleration........................................................   73
SECTION 6.03.  Other Remedies......................................................   75
SECTION 6.04.  Waiver of Past Defaults.............................................   75
SECTION 6.05.  Control by Majority.................................................   75
SECTION 6.06.  Limitation on Suits.................................................   76
SECTION 6.07.  Rights of Holders To Receive Payment................................   76
SECTION 6.08.  Trustee May File Proofs of Claim....................................   76
SECTION 6.09.  Priorities..........................................................   77
SECTION 6.10.  Undertaking for Costs...............................................   77

                                                                                    Page
                                                                                    ----
SECTION 6.11.  Waiver of Stay or Extension Laws....................................   78
SECTION 6.12.  Trustee May Enforce Claims Without Possession of the Notes..........   78
SECTION 6.13.  Restoration of Rights and Remedies..................................   78
SECTION 6.14.  Rights and Remedies Cumulative......................................   78
SECTION 6.15.  Delay or Omission Not Waiver........................................   78

                                  ARTICLE VII
                                    Trustee
                                    -------

SECTION 7.01.  Duties of Trustee...................................................   79
SECTION 7.02.  Rights of Trustee...................................................   79
SECTION 7.03.  Individual Rights of Trustee........................................   80
SECTION 7.04.  Trustee's Disclaimer................................................   81
SECTION 7.05.  Notice of Defaults..................................................   81
SECTION 7.06.  Preservation of Information; Reports by Trustee to Holders..........   81
SECTION 7.07.  Compensation and Indemnity..........................................   82
SECTION 7.08.  Replacement of Trustee..............................................   83
SECTION 7.09.  Successor Trustee by Merger.........................................   84
SECTION 7.10.  Eligibility; Disqualification.......................................   85
SECTION 7.11.  Preferential Collection of Claims Against Company...................   85

                                 ARTICLE VIII
                                  Defeasance
                                  ----------

SECTION 8.01.  Company's Option To Effect Legal Defeasance or
                     Covenant Defeasance...........................................   86
SECTION 8.02.  Legal Defeasance and Discharge......................................   86
SECTION 8.03.  Covenant Defeasance.................................................   86
SECTION 8.04.  Conditions to Defeasance or Covenant Defeasance.....................   87
SECTION 8.05.  Deposited United States Dollars and U.S. Government
                     Obligations To Be Held in Trust; Miscellaneous Provisions.....   88
SECTION 8.06.  Reinstatement.......................................................   89

                                  ARTICLE IX
                                  Amendments
                                  ----------

SECTION 9.01.  Without Consent of Holders..........................................   89
SECTION 9.02   With Consent of Holders.............................................   90
SECTION 9.03.  Effect of Supplemental Indentures...................................   90
SECTION 9.04.  Compliance with Trust Indenture Act.................................   91
SECTION 9.05.  Revocation and Effect of Consents and Waivers.......................   91
SECTION 9.06.  Notation on or Exchange of Notes....................................   91
SECTION 9.07. Trustee To Execute Supplemental Indentures...........................   91

                                                                            Page
                                                                            ----
                                   ARTICLE X
                                 Miscellaneous
                                 -------------

SECTION 10.01.  Trust Indenture Act Controls...............................   92
SECTION 10.02.  Notices....................................................   92
SECTION 10.03.  Certificate and Opinion as to Conditions Precedent.........   92
SECTION 10.04.  Statements Required in Certificate or Opinion..............   92
SECTION 10.05.  Rules by Trustee, Paying Agent and Note Registrar..........   93
SECTION 10.06.  Payments on Business Days..................................   93
SECTION 10.07.  Governing Law; Jurisdiction................................   93
SECTION 10.08.  No Recourse Against Others.................................   93
SECTION 10.09.  Successors.................................................   93
SECTION 10.10.  Counterparts...............................................   93
SECTION 10.11.  Table of Contents; Headings................................   93
SECTION 10.12.  Severability...............................................   93
SECTION 10.13.  Further Instruments and Acts...............................   94

ANNEX A    FORM OF REGULATION S CERTIFICATE
ANNEX B    FORM OF RESTRICTED SECURITIES CERTIFICATE
ANNEX C    FORM OF UNRESTRICTED SECURITIES CERTIFICATE
ANNEX D    FORM OF CLEARING SYSTEM CERTIFICATE
ANNEX E    FORM OF CERTIFICATE OF BENEFICIAL OWNERSHIP

INDENTURE, dated as of February 18, 1998, between FOCAL COMMUNICATIONS CORPORATION ("Company"), a Delaware corporation having its principal office at 200 N. LaSalle, Chicago, Illinois 60601, and Harris Trust and Savings Bank, an Illinois banking corporation, as trustee hereunder (the "Trustee"), having its corporate trust office at 311 West Monroe Street, Chicago, Illinois 60606.


                                   RECITALS


          WHEREAS, the Company has duly authorized the issuance of $270,000,000 aggregate principal amount of its 12.125% Senior Discount Notes due 2008 ("Notes") of substantially the tenor and amount hereinafter set forth, and to provide therefor the Company has duly authorized the execution and delivery of this Indenture.

          WHEREAS, all things necessary to make the Notes, when executed by the Company and authenticated and delivered by the Trustee hereunder, duly issued by the Company, the valid obligations of the Company, and to make this Indenture (as defined herein) a valid instrument of the Company, in accordance with its terms, have been done.

          NOW, THEREFORE, THIS INDENTURE WITNESSETH, that, for and in consideration of the premises and the purchase of the Notes by the Holders (as defined herein) thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Notes, as follows:


                                   ARTICLE I


            Definitions and Other Provisions of General Application
            -------------------------------------------------------


          SECTION 1.1.   Definitions. For all purposes of this Indenture, except
                         -----------
as otherwise expressly provided or unless the context otherwise requires:

          (a) the terms defined in this Article I have the meanings assigned to them in this Article I, and include the plural as well as the singular; and

          (b) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with GAAP.

          "Accreted Value" means as of any date of determination (the "Specified
           --------------
Date"), with respect to each $1,000 stated principal amount at maturity of Notes the sum of (a) the Issue

Price of each Note and (b) the amount of accrued but unpaid Deferred Interest on such Note to such Specified Date such that:

          (i) If the Specified Date is one of the following dates (each a "Semiannual Accrual Date") the Accreted Value will be the amount set forth opposite such date below:

              Semiannual Accrual Date        Accreted Value
              -------------------------      --------------
              February 18, 1998........       $  555.66
              August 15, 1998..........       $  588.77
              February 15, 1999........       $  624.46
              August 15, 1999..........       $  662.32
              February 15, 2000........       $  702.47
              August 15, 2000..........       $  745.06
              February 15, 2001........       $  790.23
              August 15, 2001..........       $  838.14
              February 15, 2002........       $  888.95
              August 15, 2002..........       $  942.84
              February 15, 2003               $1,000.00
              and thereafter...........

          (ii) If the Specified Date occurs before February 15, 2003, and between two Semiannual Accrual Dates, the Accreted Value shall be the sum of (A) the Accreted Value for the Semiannual Accrual Date immediately preceding the Specified Date and (B) an amount equal to the Deferred Interest accrued from such Semiannual Accrual Date to the Specified Date.

          "Acquired Indebtedness" means, with respect to any specified Person,
           ---------------------
Indebtedness of any other Person existing at the time such other Person merged with or into or became a Subsidiary of such specified Person; provided that such
                                                              --------
Indebtedness was not incurred in connection with, or in anticipation or contemplation of, such other Person merging with or into or becoming a Subsidiary of such specified Person, but excluding Indebtedness which is extinguished, retired or repaid in connection with such other Person merging with or into or becoming a Subsidiary of such specified Person.

          "Act" when used with respect to any Holder, has the meaning set forth
           ---
in Section 1.05(a).

          "Additional Interest" has the meaning set forth in the form of Note
           -------------------
contained in Section 2.03. References herein to "interest" and "Current Interest" on the Notes shall include any Additional Interest.

          "Additional Interest Payment Date" has the meaning set forth in
           --------------------------------
Section 2.13.

          "Affiliate" means, as to any Person, any other Person which directly
           ---------
or indirectly controls, or is under common control with, or is controlled by, such Person; provided that each Unrestricted Subsidiary shall be deemed to be an
             --------
Affiliate of the Company and of each other Subsidiary of the Company; provided
                                                                      --------
further that neither the Company nor any of its Restricted Subsidiaries shall be
-------
deemed to be Affiliates of each other. For purposes of this definition, "control" (including, with correlative meanings, the terms "controlling," "under common control with" and "controlled by"), as used with respect to any Person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such Person, whether through the ownership of Voting Stock, by agreement or otherwise.

          "Affiliate Transaction" has the meaning set forth in Section 4.16.
           ---------------------

          "Agent Member" means any member of, or participant in, the Depositary.
           ------------

          "Applicable Procedures" means, with respect to any transfer or
           ---------------------
involving a Global Note or beneficial interest therein, the rules and procedures of the Depositary for such Note, Euroclear and Cedel, in each case to the extent applicable to such transaction and as in effect from time to time.

          "Asset Sale" means any transfer, conveyance, sale, lease or other
           ----------
disposition by the Company or any of its Restricted Subsidiaries (including an amalgamation, consolidation or merger or other sale of any such Restricted Subsidiary with, into or to any Person (other than the Company or any other Restricted Subsidiary) in a transaction in which such Restricted Subsidiary ceases to be a Restricted Subsidiary, but excluding a disposition by a Restricted Subsidiary to the Company or a Significant Restricted Subsidiary or by the Company to a Significant Restricted Subsidiary) of (i) shares of Capital Stock or other ownership interests of a Subsidiary of the Company (other than as permitted by Section 4.15 or pursuant to an amalgamation, merger or consolidation of a Restricted Subsidiary into the Company or any Restricted Subsidiary), (ii) substantially all of the assets of the Company or any Restricted Subsidiary representing a division or line of business (other than as part of a Permitted Investment) or (iii) other assets or rights of the Company or any of its Restricted Subsidiaries outside of the ordinary course of business and, in each case, that is not governed by Article V of this Indenture; provided
                                                                        --------
that "Asset Sale" shall not include (i) sales or other dispositions of inventory, receivables and other current assets in the ordinary course of business or sales or other dispositions of equipment that has become worn-out, obsolete or damaged or otherwise unsuitable for use in connection with the business of the Company or a Restricted Subsidiary, (ii) contemporaneous exchanges by the Company or any Restricted Subsidiary of Telecommunications Assets for other Telecommunications Assets in the ordinary course of business; provided that the applicable Telecommunications Assets received by the Company
--------
or such Restricted Subsidiary have at least substantially equal Fair Market Value to the Company or such Restricted Subsidiary (as evidenced by a Board Resolution), and (iii) the sale or other disposition of any assets (a) with a Fair Market

Value (as certified in an Officers' Certificate) not in excess of $1,000,000 or
(b) that constitute Restricted Payments which are permitted under Section 4.11.

          "Asset Sale Offer" has the meaning set forth in Section 4.08(c).
           ----------------

          "Asset Sale Payment Date" has the meaning set forth in Section
           -----------------------
4.08(d)(ii).

          "Attributable Indebtedness" means, with respect to any Sale and
           -------------------------
Leaseback Transaction of any Person, as at the time of determination, the greater of (i) the capitalized amount in respect of such transaction that would appear on the balance sheet of such Person in accordance with GAAP and (ii) the present value (discounted at a rate consistent with accounting guidelines, as determined in good faith by the responsible accounting officer of such Person) of the payments during the remaining term of the lease (including any period for which such lease has been extended or may, at the option of the lessor, be extended) or until the earliest date on which the lessee may terminate such lease without penalty or upon payment of a penalty (in which case the payments during the remaining term shall include such penalty).

          "Average Life" means, as of any date, with respect to any debt
           ------------
security or Disqualified Stock, the quotient obtained by dividing (i) the sum of the products of (a) the number of years from such date to the dates of each scheduled principal payment or redemption payment (including any sinking fund or mandatory redemption payment requirements) of such debt security or Disqualified Stock multiplied in each case by (b) the amount of such principal or redemption payment, by (ii) the sum of all such principal or redemption payments.

          "Bankruptcy Law" has the meaning set forth in Section 6.01(f).
           --------------

          "Board of Directors" means the Board of Directors of the Company or
           ------------------
any committee thereof duly authorized to act on behalf of the Board of Directors.

          "Board Resolution" means a copy of a resolution, certified by the
           ----------------
Secretary of the Company to have been a duly adopted resolution of the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee within 60 days of adoption thereof.

          "Business Day" means each Monday, Tuesday, Wednesday, Thursday and
           ------------
Friday that is not a day on which banking institutions in the City of New York, New York or in the City of Chicago, Illinois are authorized or obligated by law, executive order or regulation to close.

          "Capital Lease Obligation" of any Person means the obligation to pay
           ------------------------
rent or other payment amounts under a lease of (or other Indebtedness arrangement conveying the right to use) real or personal Property which is required to be classified and accounted for as a capital lease or a liability on the face of a balance sheet of such Person prepared in accordance with GAAP, and the maturity thereof shall be the date of the last payment of rent or any amount due under such lease prior to the first date upon which such lease may be terminated by the lessee without payment of a penalty. The principal amount of such obligation shall be the capitalized amount that would appear on the face of a balance sheet of such Person in accordance with GAAP.

          "Capital Stock" in any Person means any and all shares, interests,
           -------------
participation or other equivalents of an equity interest (however designated) in such Person and any rights (other than Indebtedness convertible into an equity interest), warrants or options to subscribe for or acquire an equity interest in such Person.

          "Cash Proceeds" means, with respect to any Asset Sale by any Person,
           -------------
the aggregate consideration received in respect of such sale by such Person in the form of cash and Eligible Cash Equivalents.

          "Cedel" means Cedel Bank, S.A. (or any successor securities clearing
           -----
agency).

          "Change of Control" shall be deemed to occur if (i) the sale,
           -----------------
conveyance, transfer or lease of all or substantially all of the assets of the Company to any "Person" or "group" (as such term is used in Sections 13(d)(3) and 14(d)(2) of the Exchange Act, including any group acting for the purpose of acquiring, holding or disposing of securities within the meaning of Rule 13d-5(b)(i) under the Exchange Act), other than any Permitted Holder or any Restricted Subsidiary, shall have occurred, (ii) any "Person" or "group" (as such term is used in Sections 13(d)(3) and 14(d)(2) of the Exchange Act including any group acting for the purpose of acquiring, holding or disposing of securities within the meaning of Rule 13d-5(b)(i) under the Exchange Act), other than any Permitted Holder, becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act) of more than 50% of the total voting power of all classes of the Voting Stock of the Company (including any warrants, options or rights to acquire such Voting Stock), calculated on a fully diluted basis, (iii) at any time after a Public Market shall exist, during any period of two consecutive years, individuals who at the beginning of such period constituted the Board of Directors (together with (a) any directors whose election or appointment by the Board of Directors or whose nomination for election by the stockholders of the Company was approved by a vote of a majority of the directors then still in office who were either directors at the beginning of such period or whose election or nomination for election was previously so approved and (b) any directors elected pursuant to the terms of any shareholders' agreement among the Company's shareholders) cease for any reason to constitute a majority of the Board of Directors then in office or (iv) the merger, amalgamation or consolidation of the Company with or into another Person or the merger of another Person with or into the Company shall have occurred, and the securities of the Company that are outstanding immediately prior to such transaction and which represent 100% of the aggregate voting power of the Voting Stock of the Company are changed into or exchanged for cash, securities or property, unless pursuant to such transaction such securities are changed into or exchanged for, in addition to any other consideration, securities of the surviving corporation that represent immediately after giving effect to such transaction, at least a majority of the aggregate voting power of the Voting Stock of the surviving corporation.

          "Change of Control Offer" has the meaning set forth in Section
           -----------------------
4.07(a).

          "Change of Control Payment Date" has the meaning set forth in Section
           ------------------------------
4.07(b)(ii).

          "Change of Control Purchase Price" has the meaning set forth in
           --------------------------------
Section 4.07(a).

          "Change of Control Redemption" has the meaning set forth in Section
           ----------------------------
4.07(e).

          "Change of Control Redemption Date" has the meaning set forth in
           ---------------------------------
Section 4.07(e).

          "Change of Control Redemption Purchase Price" has the meaning set
           -------------------------------------------
forth in Section 4.07(e).

          "clearing agency" has the meaning set forth in Section 3(a)(23) of the
           ---------------
Exchange Act.

          "Commission" means the United States Securities and Exchange
           ----------
Commission, as from time to time constituted, created under the Exchange Act, or, if at any time after the execution of this Indenture such commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, the body performing such duties at such time.

          "Common Stock" means Capital Stock other than Preferred Stock.
           ------------

          "Company" means the party named as such in the preamble to this
           -------
Indenture until a successor replaces it pursuant to the applicable provisions hereof and, thereafter, means such successor.

          "Company Order" means a written order signed in the name of the
           -------------
Company by (i) its Chairman of the Board, President, Executive Vice President, Chief Financial Officer or a Vice Chairman and (ii) a Vice President, its Treasurer, an Assistant Treasurer, its Corporate Secretary or an Assistant Secretary.

          "Consolidated Cash Flow Available for Fixed Charges" for any period
           --------------------------------------------------
means the Consolidated Net Income of the Company and its Restricted Subsidiaries for such period increased, to the extent deducted in arriving at Consolidated Net Income, by the sum of (i) Consolidated Interest Expense of the Company and its Restricted Subsidiaries for such period, (ii) Consolidated Income Tax Expense of the Company and its Restricted Subsidiaries for such period, (iii) the consolidated depreciation and amortization expense of the Company and its Restricted Subsidiaries for such period, (iv) any non-cash expense related to the issuance to employees of the Company or any Restricted Subsidiary of options to purchase Capital Stock of the Company or such Restricted Subsidiary, (v) any charge related to any premium or penalty paid in connection with redeeming or retiring any Indebtedness prior to its stated maturity and (vi) any non-cash expense related to a purchase accounting adjustment not requiring an accrual or reserve and separately disclosed in the Company's consolidated statement of operations and deficit, and decreased by the amount of any non-cash item that increases such Consolidated Net Income, all as determined on a consolidated basis in accordance with GAAP; provided that (a) there shall be excluded from
                               --------
the Consolidated Cash Flow Available for Fixed Charges (if positive) of any Restricted Subsidiary (calculated separately for such Restricted Subsidiary in the same manner as provided above for the Company) that is subject to a restriction which prevents the payment of dividends or the making of distributions to the Company or another Restricted Subsidiary to the extent of such restriction and (b) (1) if, during or after such period, the Company or any of its Restricted Subsidiaries shall have made any disposition of any Person or business, then Consolidated Cash Flow Available for Fixed Charges of the Company and its Restricted Subsidiaries shall be computed so as to give pro forma effect to such disposition and (2) if, during or after such period, the Company or any of its Restricted Subsidiaries completes an acquisition of any Person or business which immediately after such acquisition is a Subsidiary of such Person or whose assets are held directly by the Company or a Restricted Subsidiary, then Consolidated Cash Flow Available for Fixed Charges shall be computed so as to give pro forma effect to the acquisition of such Person or business.

          "Consolidated Income Tax Expense" for any period means the aggregate
           -------------------------------
amount of the provisions for income taxes of the Company and its Restricted Subsidiaries for such period calculated on a consolidated basis in accordance with GAAP.

          "Consolidated Interest Expense" means for any period the interest
           -----------------------------
expense included in a consolidated income statement (excluding interest income) of the Company and its Restricted Subsidiaries for such period in accordance with GAAP, including without limitation or duplication (or, to the extent not so included, with the addition of), (i) the amortization of Indebtedness discount (including original issue discount), (ii) any payments or fees with respect to letters of credit, bankers' acceptances or similar facilities, (iii) fees with respect to interest rate swap or similar agreements or foreign currency hedge, exchange or similar agreements, (iv) Preferred Stock dividends of Restricted Subsidiaries (other than dividends paid in shares of Preferred Stock that is not Disqualified Stock) declared and paid or payable, (v) accrued Disqualified Stock dividends of the Company and its Restricted Subsidiaries, whether or not declared or paid, (vi) interest on Indebtedness guaranteed by the Company and its Restricted Subsidiaries, (vii) the portion of any Capital Lease Obligation accruing during such period that is allocable to interest expense in accordance with GAAP, (viii) capitalized interest and (ix) commitment and other fees with respect to senior credit facilities.

          "Consolidated Net Income" of the Company means, for any period, the
           -----------------------
aggregate net income (or net loss) of the Company and its Restricted Subsidiaries for such period on a consolidated basis determined in accordance with GAAP; provided that there shall be excluded therefrom, without duplication
           --------
(i) all items classified as extraordinary or non-recurring, (ii) any net income (or net loss) of any Person other than the Company and its Restricted Subsidiaries, except to the extent of the amount of dividends or other distributions actually paid to the Company or its Restricted Subsidiaries by such other Person during such period, (iii) the net income (or net loss) of any Person acquired by the Company or any of its Restricted Subsidiaries in a pooling-of-interests transaction for any period prior to the date of the related acquisition, (iv) any gain or loss, net of taxes, realized on the termination of any employee pension benefit plan, (v) net gains (or net losses) in respect of Asset Sales by the Company or its Restricted Subsidiaries, (vi) the net income (or net loss) of any Restricted Subsidiary to the extent that the payment of dividends or other distributions to the Company is restricted by the terms of its constituting documents or any agreement, instrument, contract, judgment, order, decree, statute, rule, governmental regulation or otherwise, except for any dividends or distributions actually paid by such Restricted Subsidiary to the Company, (vii) with regard to a non-wholly owned Restricted Subsidiary, any aggregate net income (or net loss) in excess of the Company's or such Restricted Subsidiary's pro rata share of such non-wholly owned Restricted Subsidiary's net income (or net loss) and (viii) the cumulative effect of changes in accounting principles.

          "Consolidated Net Worth" means, at any date of determination,
           ----------------------
stockholders' equity as set forth on the most recently available quarterly or annual consolidated balance sheet of the Company and its Restricted Subsidiaries (which shall be as of a date not more than 90 days prior to the date of such computation, and which shall not take account of Unrestricted Subsidiaries), less any amounts attributable to Disqualified Stock or any equity security convertible into or exchangeable for Indebtedness, the cost of treasury stock and the principal amount of any promissory notes receivable from the sale of the Capital Stock of the Company or any of its Restricted Subsidiaries, each item to be determined in conformity with GAAP.

          "Consolidated Tangible Assets" of any Person means the total amount of
           ----------------------------
assets (less applicable reserves and other properly deductible items) which under GAAP would be included on a consolidated balance sheet of such Person and its Restricted Subsidiaries after deducting therefrom all goodwill, trade names, trademarks, patents, unamortized debt discount and expense and other like intangibles, which in each case under GAAP would be included on such consolidated balance sheet.

          "Corporate Trust Office" means the principal office of the Trustee in
           ----------------------
the City of Chicago, Illinois where at any particular time its corporate trust business shall be principally administered, which at the date hereof is located at 311 West Monroe Street, Chicago, Illinois 60606.

           Covenant Defeasance" has the meaning set forth in Section 8.0.
           -------------------

          "Current Interest" has the meaning set forth in Section 2.03.
           ----------------

          "Current Interest Payment Date" means with respect to any installment
           -----------------------------
of Current Interest on the Notes, the date specified in such Note as the fixed date on which such installment of interest is due and payable.

          "Default" means any event, act or condition, the occurrence of which
           -------
is, or after notice or the passage of time or both would be, an Event of Default.

          "Defaulted Interest" has the meaning set forth in Section 2.13(b).
           ------------------

          "Defeasance" has the meaning set forth in Section 8.02(a).
           ----------

          "Deferred Interest" has the meaning set forth in Section 2.03.
           -----------------

          "Depositary" means, with respect to the Notes issuable or issued in
           ----------
whole or in part in the form of one or more Global Notes, The Depository Trust Company for so long as it shall be a clearing agency registered under the Exchange Act, or such successor as the Company shall designate from time to time in an Officers' Certificate delivered to the Trustee.

          "Disqualified Stock" means any Capital Stock which, by its terms (or
           ------------------
by the terms of any security into which it is convertible or for which it is exchangeable), or upon the happening of any event, or otherwise, matures or is mandatorily redeemable, pursuant to a sinking fund obligation or otherwise, or is redeemable at the option of the holder thereof, or is exchangeable for Indebtedness by the holder thereof at any time, in whole or in part, on or prior to the Stated Maturity of the Notes.

          "Duff & Phelps" means Duff & Phelps Credit Rating Co., or, if Duff &
           -------------
Phelps Credit Rating Co. shall cease rating the specified debt securities and such ratings business with respect thereto shall have been transferred to a successor Person, such successor Person; provided that if Duff & Phelps Credit
                                         --------
Rating Co. ceases rating the specified debt securities and its rating business with respect thereto shall not have been transferred to any successor Person or such successor Person is Standard & Poor's or Moody's, then "Duff & Phelps" shall mean any other "nationally recognized statistical rating organization" (as defined in Rule 436 under the Securities Act) (other than Standard & Poor's or Moody's, as applicable, if either is such successor Person) that rates the specified debt securities and that shall have been designated by the Company in an Officers' Certificate.

          "Eligible Cash Equivalents" means any of the following: (i) any
           -------------------------
investment in direct obligations of the United States of America or any agency thereof or obligations guaranteed by the United States of America or any agency thereof, in each case with a term of not more than one year, (ii) investments in time deposit accounts, term deposit accounts, certificates of deposit, money-market deposits, bankers' acceptances and obligations maturing within one year of the date of acquisition thereof issued by a bank or trust company which is organized under the laws of the United States of America or any state thereof, and which bank or trust company has, or the obligation of which bank or trust company is guaranteed by a bank or trust company which has, capital, surplus and undivided profits aggregating in excess of $150,000,000 and has outstanding debt which is rated "A" (or such similar equivalent rating) or higher by at least one "nationally recognized statistical rating organization" (as defined in Rule 436 under the Securities Act) or any money-market fund sponsored by a registered broker dealer or mutual fund distributor, (iii) repurchase obligations with a term of not more than 30 days for underlying securities of the types described in clause (i) above entered into with a bank meeting the qualifications described in clause (ii) above, (iv) investments in commercial paper, maturing not more than 180 days after the date of acquisition, issued by a corporation (other than an Affiliate of the Company) organized and in existence under the laws of the United States of America with a rating at the time as of which any investment therein is made of "P-1" (or higher) according to Moody's or "A-1" (or higher) according to Standard & Poor's and (v) investments in securities with maturities of six months or less from the date of acquisition issued or fully guaranteed by any state, commonwealth, territory or province of the United States of America or by any political subdivision or taxing authority thereof, and rated at least "A" by Standard & Poor's or "A-2" by Moody's.

          "Euroclear" means the Euroclear Clearance System (or any successor
           ---------
securities clearing agency).

          "Event of Default" has the meaning set forth in Section 6.01.
           ----------------

          "Excess Proceeds" has the meaning set forth in Section 4.08(b).
           ---------------

          "Exchange Act" means the Securities Exchange Act of 1934, as amended,
           ------------
and the rules and regulations promulgated thereunder.

          "Exchange Note" means any Note issued in exchange for an Original Note
           -------------
or Original Notes pursuant to the Registered Exchange Offer or otherwise registered under the Securities Act and any Successor Note thereto.

          "Exchange Offer Registration Statement" has the meaning set forth in
           -------------------------------------
the form of the Notes contained in Section 2.03.

          "Fair Market Value" means, with respect to any asset or Property, the
           -----------------
sale value that would be obtained in an arm's-length transaction between an informed and willing seller under no compulsion to sell and an informed and willing buyer under no compulsion to buy, as determined in good faith by the Board of Directors.

          "GAAP" means generally accepted principles in the United States,
           ----
consistently applied, which are in effect on the date of this Indenture.

          "Global Note(s)" means the Note or Notes that evidences all or part of
           --------------
the Notes and bears the legend set forth in Section 2.02.

          "Guarantee" means any direct or indirect obligation, contingent or
           ---------
otherwise, of a Person guaranteeing or having the economic effect of guaranteeing any Indebtedness of any other Person in any manner (and "Guaranteed," "Guaranteeing" and "Guarantor" shall have meanings correlative to
 ----------    ------------       ---------
the foregoing); provided that the term "Guaranteed" and any meaning correlative
                --------
thereto shall not include endorsements for collection or deposit.

          "Holder" means (i) in the case of any certificated Note, the Person in
           ------
whose name such certificated Note is registered in the Note Register and (ii) in the case of any Global Note, the Depositary.

          "Incur" means, with respect to any Indebtedness or other obligation of
           -----
any Person, to create, issue, incur (by conversion, exchange or otherwise), assume, Guarantee or otherwise become liable in respect of such Indebtedness or other obligation including by acquisition of Subsidiaries or the recording, as required pursuant to GAAP or otherwise, of any such Indebtedness or other obligation on the balance sheet of such Person (and "Incurrence," "Incurred,"
                                                     ----------    --------
"Incurrable" and "Incurring" shall have meanings correlative to the foregoing);
 ----------       ---------
provided that a change in GAAP that results in an obligation of such Person that
--------
exists at such time becoming Indebtedness shall not be deemed an Incurrence of such Indebtedness and that the accrual of interest shall not be deemed an Incurrence of Indebtedness. Indebtedness otherwise Incurred by a Person before it becomes a Subsidiary of the Company (whether by merger, amalgamation, consolidation, acquisition or otherwise) shall be deemed to have been Incurred by the Company at the time at which such Person becomes a Subsidiary of the Company.

          "Indebtedness" means, at any time (without duplication), with respect
           ------------
to any Person, whether recourse is to all or a portion of the assets of such Person, and whether or not contingent, (i) any obligation of such Person for money borrowed, (ii) any obligation of such Person evidenced by bonds, debentures, notes, Guarantees or other similar instruments, including any such obligations incurred in connection with the acquisition of Property, assets or businesses, excluding trade accounts payable made in the ordinary course of business, (iii) any reimbursement obligation of such Person with respect to letters of credit, bankers' acceptances or similar facilities issued for the account of such Person, (iv) any obligation of such Person issued or assumed as the deferred purchase price of Property or services (but excluding trade accounts payable or accrued liabilities arising in the ordinary course of business, which in either case are being contested in good faith), (v) any Capital Lease Obligation of such Person,
(vi) the maximum fixed redemption or repurchase price of Disqualified Stock of such Person and, to the extent held by Persons other than such Person or its Restricted Subsidiaries, the maximum fixed redemption or repurchase price of Preferred Stock of such Person's Restricted Subsidiaries, at the time of determination, (vii) any Attributable Indebtedness with respect to any Sale and Leaseback Transaction to which such Person is a party, (viii) Indebtedness of other Persons secured by a Lien to which the Property owned or held by such first Person is subject, whether or not the obligation or obligations secured thereby shall have been assumed (the amount of such Indebtedness being deemed to be the lesser of the value of such property and assets or the amount of the Indebtedness so secured) and (ix) any obligation of the type referred to in clauses (i) through (viii) of this definition of another Person and all dividends and distributions of another Person the payment of which, in either case, such Person has Guaranteed or is responsible or liable for, directly or indirectly, as obligor, Guarantor or otherwise. For purposes of the preceding sentence, the maximum fixed repurchase price of any Disqualified Stock or Preferred Stock that does not have a fixed repurchase price shall be calculated in accordance with the terms of such stock as if such stock were repurchased on any date on which Indebtedness shall be required to be determined pursuant to this Indenture; provided that, if such stock is not then permitted to be
                --------
repurchased, the repurchase price shall be the book value of such stock. The amount of Indebtedness of any Person at any date shall be the outstanding balance at such date of all unconditional obligations as described above and, with respect to contingent obligations, the maximum liability upon the occurrence of the contingency giving rise to the obligation; provided that the
                                                             --------
amount outstanding at any time of any Indebtedness issued with original issue discount is the face amount of such Indebtedness less the remaining unamortized portion of the original issue discount of such Indebtedness at such time as determined in conformity with GAAP.

          "Indenture" means this instrument as originally executed or as it may
           ---------
from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof, including, for all purposes of this instrument and any such supplemental indenture, the provisions of the Trust Indenture Act that are deemed to be a part of and govern this instrument, and any such supplemental indenture, respectively.

          "Initial Purchasers" means Salomon Brothers Inc., Morgan Stanley & Co.
           ------------------
Incorporated and NationsBanc Montgomery Securities LLC.

          "Investment" in any Person means any direct, indirect or contingent
           ----------
(i) advance or loan to, Guarantee of any Indebtedness of, extension of credit or capital contribution to such Person, (ii) the acquisition of any shares of Capital Stock, bonds, notes, debentures or other securities of such Person, or
(iii) the acquisition, by purchase or otherwise, of all or substantially all of the business, assets or stock or other evidence of beneficial ownership of such Person; provided that Investments shall exclude extensions of trade credit in
        --------
the ordinary course of business. The amount of any Investment shall be the original cost of such Investment, plus the cost of all additions thereto and minus the amount of any portion of such Investment repaid to such Person in cash as a repayment of principal or a return of capital, as the case may be, but without any other adjustments for increases or decreases in value, or write-ups, write-downs or write-offs with respect to such Investment. In determining the amount of any Investment involving a transfer of any Property other than cash, such Property shall be valued at its Fair Market Value at the time of such transfer.

          "Issue Date" means the date on which the Notes are first authenticated
           ----------
and delivered under this Indenture.

          "Issue Price" means $555.6578 per $1,000 stated principal amount at
           -----------
maturity of the Notes.

          "Lien" means, with respect to any Property or other asset, any
           ----
mortgage or deed of trust, pledge, hypothecation, assignment, deposit arrangement, security interest, lien (statutory or other), charge, set-off right, easement, encumbrance, preference, priority or other security or similar agreement or preferential arrangement of any kind or nature whatsoever on or with respect to such Property or other asset (including any conditional sale or title retention agreement having substantially the same economic effect as any of the foregoing).

          "Maturity" means, when used with respect to a Note, the date on which
           --------
the principal of such Note becomes due and payable as provided therein or in this Indenture, whether on the Stated Maturity of such Note, on the Change of Control Payment Date or purchase date established pursuant to the terms of this Indenture with regard to an Asset Sale Offer, as applicable, or by declaration of acceleration, call for redemption or otherwise.

          "Moody's" means Moody's Investors Service, Inc., or, if Moody's
           -------
Investors Service, Inc. shall cease rating the specified debt securities and such ratings business with respect thereto shall have been transferred to a successor Person, such successor Person; provided that if Moody's Investors
                                         --------
Service, Inc. ceases rating the specified debt securities and its ratings business with respect thereto shall not have been transferred to any successor Person or such successor Person is Duff & Phelps or Standard & Poor's, then "Moody's" shall mean any other "nationally recognized statistical rating organization" (as defined in Rule 436 under the Securities Act) (other than Duff & Phelps or Standard & Poor's, as applicable, if either is such successor Person) that rates the specified debt securities and that shall have been designated by the Company in an Officers' Certificate.

          "Net Cash Proceeds" means (i) with respect to the sale of any Property
           -----------------
or other assets by the Company or any of the Restricted Subsidiaries, Cash Proceeds received net of (a) all reasonable out-of-pocket expenses of the Company or such Restricted Subsidiary incurred in connection with such sale, including, all legal, title and recording tax expenses, commissions and other fees and expenses incurred (but excluding any finder's fee or broker's fee payable to any Affiliate of the Company) and all U.S. federal, state, provincial, foreign and local taxes arising in connection with such sale that are paid or required to be accrued as a liability under GAAP by the Company or its Restricted Subsidiaries, (b) all payments made or required to be made by the Company or its Restricted Subsidiaries on any Indebtedness which is secured by such Properties or other assets in accordance with the terms of any Lien upon or with respect to such Properties or other assets or which must, by the terms of such Lien, or in order to obtain a necessary consent to such transaction or by applicable law, be repaid in connection with such sale, (c) all contractually required distributions and other payments made to minority interest holders (but excluding distributions and payments to Affiliates of the Company) in Restricted Subsidiaries as a result of such transaction and (d) appropriate amounts to be provided by the Company or any Restricted Subsidiary, as the case may be, as a reasonable reserve against any liabilities associated with such assets and retained by the Company or any Restricted Subsidiary thereof, as the case may be, after such transaction, including liabilities under any indemnification obligations and severance and other employee termination costs associated with such transaction, in each case as determined by the Board of Directors, in its reasonable good faith judgment evidenced by a Board Resolution; provided that, in the event that
                                                --------
any consideration for a transaction (which would otherwise constitute Net Cash Proceeds) is required to be held in escrow pending determination of whether a purchase price adjustment or indemnification or other payment or similar adjustment will be made, such consideration (or any portion thereof) shall become Net Cash Proceeds only at such time as it is released to the Company or the Restricted Subsidiaries from escrow; and provided, further, that any non-
                                             --------  -------
cash consideration received in connection with any transaction, which is subsequently converted to cash, shall be deemed to be Net Cash Proceeds at such time, and shall thereafter be applied in accordance with this Indenture and (ii) with respect to any sale, issuance, transfer or other disposition of Capital Stock, the proceeds of such sale, issuance, transfer or other disposition in the form of cash or cash equivalents, net of attorneys' fees, accountants' fees, underwriters' or placement agents' fees, discounts or commissions and brokerage, consultant and other fees and reasonable out-of-pocket expenses of the Company or any Subsidiary of the Company incurred in connection with such sale, issuance, transfer or other disposition and net of taxes paid or payable as a result thereof.

          "Note Register" and "Note Registrar" have the respective meanings
           -------------       --------------
specified in Section 2.06(a).

          "Notes" has the meaning set forth in the Recitals to this Indenture
           -----
and more particularly means any of the Notes authenticated and delivered under this Indenture, including the Original Notes and the Exchange Notes, as the context may require.

          "Offer Purchase Price" has the meaning set forth in Section 4.08(c).
           --------------------

          "Officer" means the Chairman of the Board of Directors, a Vice
           -------
Chairman of the Board of Directors, the President, an Executive Vice President, the Chief Executive Officer, the Chief Financial Officer, the Chief Accounting Officer, the Treasurer, an Assistant Treasurer, the Corporate Secretary or an Assistant Secretary.

          "Officers' Certificate" means a certificate signed by (i) the
           ---------------------
President or the Chief Executive Officer and (ii) the Chief Accounting Officer, Chief Financial Officer or the Treasurer, of the Company and delivered to the Trustee, which shall comply with Section 10.04, to the extent applicable.

          "Opinion of Counsel" means a written opinion from legal counsel (who
           ------------------
may be counsel to the Company or the Trustee) who is acceptable to the Trustee, which opinion shall comply with the provisions of Section 10.04, to the extent applicable.

          "Original Notes" means all Notes other than Exchange Notes.
           --------------

          "Paying Agent" means any Person authorized by the Company to make
           ------------
payments of principal, premium or interest with respect to the Notes on behalf of the Company.

          "Permanent Regulation S Global Note" has the meaning set forth in
           ----------------------------------
Section 2.08(g)(v).

          "Permitted Holders" means Madison Dearborn Partnership L.P., Frontenac
           -----------------
V.I.L.P. and Battery Ventures III, L.P., and Affiliates (other than the Company and the Restricted Subsidiaries) of each of the foregoing.

          "Permitted Investments" means (i) Eligible Cash Equivalents, (ii)
           ---------------------
Investments in any Person engaged in a Telecommunications Business as a result of which such Person becomes a Restricted Subsidiary in compliance with this Indenture, (iii) Investments pursuant to agreements or obligations of the Company or a Restricted Subsidiary, in effect on the Issue Date, to make Investments in clause (ii) above, (iv) Investments in prepaid expenses, negotiable instruments held for collection and lease, utility and workers' compensation, performance and other similar deposits, (v) Investments, Capital Stock, bonds, notes, debentures or other debt or equity securities received as a result of Asset Sales permitted under Section 4.08, (vi) Investments in existence at the Issue Date, (vii) commission, payroll, travel and similar advances made in the ordinary course of business to cover matters that are expected at the time of such advances ultimately to be treated as expenses in accordance with GAAP, (viii) loans or advances to employees and directors made in the ordinary course of business at any time outstanding not to exceed in the aggregate $5,000,000 and (ix) stock, obligations or securities received in satisfaction of judgments.

          "Permitted Liens" means (i) Liens for taxes, assessments, governmental
           ---------------
charges or claims which are not yet delinquent or which are being contested in good faith by appropriate proceedings, if a reserve or other appropriate provision, if any, as shall be required in conformity with GAAP shall have been made therefor, (ii) other Liens incidental to the conduct of the Company's or a Restricted Subsidiary's business or the ownership of its Property and assets, and which do not in the aggregate materially detract from the value of the Company's and its Restricted Subsidiaries' Property or other assets when taken as a whole, or materially impair the use thereof in the operation of its business, (iii) Liens with respect to assets of a Restricted Subsidiary granted by such Restricted Subsidiary to secure Indebtedness owing to the Company, (iv) Liens incurred or pledges and deposits made in the ordinary course of business in connection with workers' compensation and unemployment insurance and other types of social security, (v) statutory Liens of landlords, carriers, warehousemen, mechanics, materialmen, repairmen and other types of statutory obligations, (vi) deposits made to secure the performance of tenders, bids, leases, surety and appeal bonds, government contracts, performance and return-of-money bonds and other obligations of like nature incurred in the ordinary course of business (exclusive of obligations for the payment of borrowed money), (vii) zoning restrictions, servitudes, easements, rights-of-way, restrictions and other similar charges or encumbrances incurred in the ordinary course of business which, in the aggregate, do not materially detract from the value of the Property subject thereto or interfere with the ordinary conduct of the business of the Company or its Restricted Subsidiaries, (viii) Liens arising out of judgments or awards against the Company or any Restricted Subsidiary with respect to which the Company or such Restricted Subsidiary is prosecuting an appeal or proceeding for review and the Company or such Restricted Subsidiary is maintaining adequate reserves in accordance with GAAP, (ix) any interest or title of a lessor in the Property subject to any lease other than a Capital Lease, (x) leases or subleases granted to others that do not materially interfere with the ordinary course of business of the Company and its Restricted Subsidiaries, (xi) Liens encumbering Property or other assets under construction arising from progress or partial payments by a customer of the Company or its Restricted Subsidiaries relating to such Property or other assets, (xii) Liens on Property of, or on shares of stock or Indebtedness of, any corporation existing at the time such corporation becomes, or becomes a part of, any Restricted Subsidiary; provided that such Liens do not
                                                 --------
extend to or cover any Property or other assets of the Company or any Restricted Subsidiary other than the Property or other assets acquired, (xiii) Liens securing reimbursement obligations with respect to letters of credit that encumber documents and other Property relating to such letters of credit and the products and proceeds thereof, (xiv) Liens in favor of customs and revenue authorities arising as a matter of law to secure payment of customs duties in connection with the importation of goods, (xv) Liens arising out of conditional sale, title retention, consignment or similar arrangements for the sale of goods entered into by the Company or any of its Restricted Subsidiaries in the ordinary course of business, (xvi) Liens on or sales of receivables and (xvii) Liens in favor of the Trustee pursuant to this Indenture.

          "Person" means any individual, corporation, limited liability company,
           ------
partnership, limited liability partnership, joint venture, trust, unincorporated organization or government or any agency or political subdivision thereof.

          "Predecessor Note" of any particular Note means every previous Note
           ----------------
evidencing all or a portion of the same Indebtedness as that evidenced by such particular Note; and, for the purposes of this definition, any Note authenticated and delivered under Section 2.09 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Note shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Note.

          "Preferred Stock" of any Person means Capital Stock of such Person of
           ---------------
any class or classes (however designated) that ranks prior, as to the payment of dividends or as to the distribution of assets upon any voluntary or involuntary liquidation, dissolution or winding up of such Person, to shares of Capital Stock of any other class of such Person.

          "pro forma" means, with respect to any calculation made or required to
           ---------
be made pursuant to the terms hereof, a calculation in accordance with Article 11 of Regulation S-X promulgated under the Securities Act (to the extent applicable), as interpreted in good faith by the Board of Directors, or otherwise, a calculation made in good faith by the Board of Directors, as the case may be.

          "Property" means, with respect to any Person, any interest of such
           --------
Person in any kind of property or other asset, whether real, personal or mixed, or tangible or intangible, excluding Capital Stock of any other Person.

          "Public Equity Offering" means an underwritten primary public offering
           ----------------------
of the Common Stock of the Company pursuant to an effective registration statement under the Securities Act.

          A "Public Market" shall be deemed to exist if (i) a Public Equity
             -------------
Offering has been consummated and (ii) at least 15% of the total issued and outstanding Common Stock of the Company immediately prior to the consummation of such Public Equity Offering has been distributed by means of an effective registration statement under the Securities Act or sales pursuant to Rule 144 under the Securities Act.

          "Purchase Agreement" means the Purchase Agreement, dated as of
           ------------------
February 12, 1998, among the Company, Focal Communications Corporation of Illinois, Focal Communications Corporation of New York and the Initial Purchasers, as such agreement may be amended from time to time.

          "Qualified Stock" of any Person means a class of Capital Stock other
           ---------------
than Disqualified Stock.

          "Redemption Date" means, when used with respect to any Note or part
           ---------------
thereof to be redeemed hereunder, the date fixed for redemption of such Notes pursuant to the terms of the Notes and this Indenture.

          "Redemption Price" means, when used with respect to any Note or part
           ----------------
thereof to be redeemed hereunder, the price fixed for redemption of such Note pursuant to the terms of the Notes and this Indenture, plus accrued and unpaid Current Interest thereon, if any, to the Redemption Date.

          "Registered Exchange Offer" has the meaning set forth in the form of
           -------------------------
the Notes contained in Section 2.03.

          "Registration Agreement" means the Exchange and Registration
           ----------------------
Agreement, dated as of February 18, 1998, between the Company and the Initial Purchasers, as such agreement may be amended from time to time.

          "Regular Record Date" means, for the interest payable on any Current
           -------------------
Interest Payment Date, the date specified in Section 2.13(a).

          "Regulation S" means Regulation S under the Securities Act (or any
           ------------
successor provision), as it may be amended from time to time.

          "Regulation S Certificate" means a certificate substantially in the
           ------------------------
form set forth in Annex A hereof.

          "Regulation S Global Note" has the meaning specified in Section
           ------------------------
2.01(c).

          "Regulation S Notes" means all Notes offered and sold outside the
           ------------------
United States in reliance on Regulation S. Such term includes the Regulation S Global Note.

          "Restricted Global Note" has the meaning specified in Section 2.01(c).
           ----------------------

          "Restricted Notes" means all Notes offered and sold to "qualified
           ----------------
institutional buyers" (as defined in Rule 144A) in reliance on Rule 144A. Such term includes the Restricted Global Note.

          "Restricted Notes Certificate" means a certificate substantially in
           ----------------------------
the form set forth in Annex B hereof.

          "Restricted Payment" means (i) a dividend or other distribution
           ------------------
declared or paid on the Capital Stock of the Company or to the Company's stockholders (in their capacity as such), or declared or paid to any Person other than the Company or a Restricted Subsidiary on the Capital Stock of any Restricted Subsidiary, in each case, other than dividends, distributions or payments made solely in Qualified Stock of the Company or such Restricted Subsidiary and other than pro rata dividends or other distributions made by a Restricted Subsidiary that is not a Significant Restricted Subsidiary to minority stockholders (or owners of an equivalent interest in the case of a Restricted Subsidiary that is an entity other than a corporation), (ii) a payment made by the Company or any of its Restricted Subsidiaries (other than to the Company or any Restricted Subsidiary) to purchase, redeem, acquire or retire any Capital Stock of the Company or (iii) a payment made by the Company or any of its Restricted Subsidiaries (other than a payment made solely in Qualified Stock of the Company) to redeem, repurchase, defease (including an in-substance or legal defeasance) or otherwise acquire or retire for value (including pursuant to mandatory repurchase covenants), prior to any scheduled maturity, scheduled sinking fund or mandatory redemption payment, Indebtedness of the Company which is subordinate (whether pursuant to its terms or by operation of law) in right of payment to the Notes and which was scheduled to mature on or after the maturity of the Notes (other than permitted refinancings thereof) or
(iv) an Investment in any Person, including an Unrestricted Subsidiary or the designation of a Subsidiary as an Unrestricted Subsidiary, other than (a) a Permitted Investment, (b) an Investment by the Company in a Restricted Subsidiary engaged in a Telecommunications Business or (c) an Investment by a Restricted Subsidiary in the Company or in a Restricted Subsidiary engaged in a Telecommunications Business.

          "Restricted Period" means the period of 40 consecutive days beginning
           -----------------
on and including the later of (i) the day on which Notes are first offered to persons other than distributors (as defined in Regulation S) in reliance on Regulation S and (ii) the Issue Date.

          "Restricted Subsidiary" means any Subsidiary of the Company that has
           ---------------------
not been designated as an Unrestricted Subsidiary pursuant to Section 4.17.

          "Rule 144" means Rule 144 under the Securities Act (or any successor
           --------
provision), as it may be amended from time to time.

          "Rule 144A" means Rule 144A under the Securities Act (or any successor
           ---------
provision), as it may be amended from time to time.

          "Rule 144A Notes" means the Notes purchased by the Initial Purchasers
           ---------------
from the Company pursuant to the Purchase Agreement, other than the Regulation S Notes.

          "Sale and Leaseback Transaction" means, with respect to any Person,
           ------------------------------
any direct or indirect arrangement pursuant to which Property is sold or transferred by such Person or a Restricted Subsidiary of such Person and is thereafter leased back from the purchaser or transferee thereof by such Person or one of its Restricted Subsidiaries.

          "SEC Reports" has the meaning set forth in Section 4.18(a).
           -----------

          "Securities Act" means the Securities Act of 1933, as amended, and the
           --------------
rules and regulations promulgated thereunder.

          "Securities Act Legend" means a legend substantially in the form of
           ---------------------
legend required in the form of Note set forth in Section 2.02 to be placed upon each Regulation S Note and each Restricted Note.

          "Senior Indebtedness" means all Indebtedness of the Company which is
           -------------------
not, expressly by its terms, subordinate or junior in right of payment to the Notes.

          "Shelf Registration Statement" has the meaning set forth in the form
           ----------------------------
of the Notes contained in Section 2.03.

          "Significant Restricted Subsidiary" means any Restricted Subsidiary of
           ---------------------------------
which the Company owns, directly or indirectly, 80% or more of all of the outstanding Capital Stock or other ownership interests (other than any director's qualifying shares).

          "Special Record Date" means a date fixed by the Trustee pursuant to
           -------------------
Section 2.13(b)(i) for the payment of Defaulted Interest.

          "Standard & Poor's" means Standard & Poor's Ratings Group, a division
           -----------------
of McGraw Hill Corporation, or, if Standard & Poor's Ratings Group shall cease rating the specified debt securities and such ratings business with respect thereto shall have been transferred to a successor Person, such successor Person; provided that if Standard & Poor's Ratings Group ceases rating the
        --------
specified debt securities and its ratings business with respect thereto shall not have been transferred to any successor Person or such successor Person is Duff & Phelps or Moody's, then "Standard & Poor's" shall mean any other "nationally recognized statistical rating organization" (as defined in Rule 436 under the Securities Act) (other than Duff & Phelps or Moody's, as applicable, if either is such successor Person) that rates the specified debt securities and that shall have been designated by the Company in an Officers' Certificate.

          "Stated Maturity" means, with respect to any security, the date
           ---------------
specified in such security as the fixed date on which the payment of principal of such security is due and payable, including pursuant to any mandatory redemption provision (but excluding any provision providing for the repurchase of such security at the option of the holder thereof upon the happening of any contingency unless such contingency has occurred), and, when used with respect to any installment of interest on such security, the fixed date on which such installment of interest is due and payable.

          "Step-Up" has the meaning set forth in the form of the Note contained
           -------
in Section 2.03.

          "Subordinated Indebtedness" means Indebtedness of the Company as to
           -------------------------
which the payment of principal (and premium, if any) and interest and other payment obligations in respect of such Indebtedness shall be subordinate to the prior payment in full of the Notes to at least the following extent: (i) no payments of principal (or premium, if any) or interest on or otherwise due in respect of such Indebtedness may be permitted for so long as any Default in the payment of principal (or premium, if any) or interest on the Notes exists, (ii) in the event that any other Default exists, upon notice by Holders of 25% or more of the aggregate stated principal amount at maturity of the outstanding Notes to the Trustee, the Trustee shall have the right to give notice to the Company and the holders of such Indebtedness (or trustees or agents therefor) of a payment blockage, and thereafter no payments of principal (or premium, if any) or interest on or otherwise due in respect of such Indebtedness may be made for a period of 179 days from the date of such notice, and (iii) such Indebtedness may not (a) provide for payments of principal of such Indebtedness at the stated maturity thereof or by way of a sinking fund applicable thereto or by way of any mandatory redemption, defeasance, retirement or repurchase thereof by the Company (including any redemption, retirement or repurchase which is contingent upon events or circumstances, but excluding any retirement required by virtue of acceleration of such Indebtedness upon an event of default thereunder), in each case prior to the final Stated Maturity of the Notes or (b) permit redemption or other retirement (including pursuant to an offer to purchase made by the Company) of such other Indebtedness at the option of the holder thereof prior to the final Stated Maturity of the Notes, other than a redemption or other retirement at the option of the holder of such Indebtedness (including pursuant to an offer to purchase made by the Company) which is conditioned upon a change of control of the Company pursuant to provisions substantially similar to those described under Section 4.07(a) through Section 4.07(d) (and which shall provide that such Indebtedness will not be repurchased pursuant to such provisions prior to the Company's repurchase of the Notes required to be repurchased by the Company pursuant to the provisions described under Section 4.07(a) through
Section 4.07(d)).

          "Subsidiary" means, with respect to any Person, (i) any corporation
           ----------
more than 50% of the outstanding shares of Voting Stock of which is owned, directly or indirectly, by such Person, or by one or more other Subsidiaries of such Person, or by such Person and one or more other Subsidiaries of such Person, (ii) any general partnership, joint venture or similar entity, more than 50% of the outstanding partnership or similar interests of which are owned, directly or indirectly, by such Person, or by one or more other Subsidiaries of such Person, or by such Person and one or more other Subsidiaries of such Person and (iii) any limited partnership of which such Person or any Subsidiary of such Person is a general partner.

          "Successor Note" of any particular Note means every Note issued after,
           --------------
and evidencing all or a portion of the same Indebtedness as that evidenced by, such particular Note; and, for the purposes of this definition, any Note authenticated and delivered under Section 2.09 hereof in exchange for or in lieu of a mutilated, destroyed, lost or stolen Note shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Note.

          "Surviving Entity" has the meaning set forth in Section 5.01.
           ----------------

          "Telecommunications Assets" means all assets, rights (contractual or
           -------------------------
otherwise) and properties, real or personal, whether tangible or intangible, used or intended for use in connection with a Telecommunications Business.

          "Telecommunications Business" means the business of (i) transmitting,
           ---------------------------
or providing services relating to the transmission of, voice, video or data through owned or leased wireline or wireless transmission facilities, (ii) creating, developing, constructing, installing, repairing, maintaining or marketing communications-related systems, network equipment and facilities, software and other products, or (iii) evaluating, owning, operating, participating in or pursuing any other business that is primarily related to those identified in the foregoing clauses (i) or (ii) above (in the case of this clause (iii), however, in a manner consistent with the Company's manner of business on the Issue Date), and shall, in any event, include all businesses in which the Company or any of its Subsidiaries are engaged on the Issue Date or have entered into agreements to engage in or to acquire a company to engage in or contemplate engaging in, as expressly set forth in the final offering memorandum relating to the offering of the Original Notes by the Initial Purchasers; provided that the determination of what constitutes a
            --------
Telecommunications Business shall be made in good faith by the Board of Directors.

          "Temporary Notes" has the meaning set forth in Section 2.11(a).
           ---------------

          "Temporary Regulation S Global Notes" has the meaning set forth in
           -----------------------------------
Section 2.01(c).

          "Trust Indenture Act" means the Trust Indenture Act of 1939 as in
           -------------------
effect on the date of this Indenture except as required by Section 9.04; provided, that in the event the Trust Indenture Act of 1939 is amended after
--------
such date, "Trust Indenture Act" means, to the extent required by any such
            -------------------
amendment, the Trust Indenture Act of 1939, as so amended.

          "Trust Officer" means any officer assigned to the Corporate Trust
           -------------
Division (or any successor thereto), including any Vice President, Assistant Vice President, Trust Officer, any Assistant Secretary, any trust officer or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and having direct responsibility for the administration of this Indenture.

          "Trustee" means the party named as such in this Indenture until a
           -------
successor replaces it in accordance with the provisions of this Indenture and, thereafter, means such successor.

          "Unrestricted Notes Certificate" means a certificate substantially in
           ------------------------------
the form set forth in Annex C hereof.

          "Unrestricted Subsidiary" means any Subsidiary of the Company that the
           -----------------------
Company has classified as an "Unrestricted Subsidiary" and that has not been reclassified as a Restricted Subsidiary, pursuant to Section 4.17.

          "U.S. Government Obligations" means (i) securities that are (a) direct
           ---------------------------
obligations of the United States of America for the payment of which the full faith and credit of the United

States of America is pledged or (b) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States of America the payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States of America, which, in either case, are not callable or redeemable at the option of the issuer thereof, and (ii) depository receipts issued by a bank (as defined in Section 3(a)(2) of the Securities Act) as custodian with respect to any U.S. Government Obligation which is specified in clause (i) above and held by such bank for the account of the holder of such depository receipt, or with respect to any specific payment of principal or interest on any U.S. Government Obligation which is so specified and held, provided that (except as required by law) such custodian is not
          --------
authorized to make any deduction from the amount payable to the holder of such depository receipt from any amount received by the custodian in respect of the U.S. Government Obligation or the specific payment of principal or interest of the U.S. Government Obligation evidenced by such depository receipt.

          "Voting Stock" means, with respect to any Person, securities of any
           ------------
class or classes of Capital Stock in such Person entitling the holders thereof (whether at all times or at the times that such class of Capital Stock has voting power by reason of the happening of any contingency) to vote in the election of members of the board of directors or comparable body of such Person.

          "Wholly Owned Restricted Subsidiary" of any Person means a Restricted
           ----------------------------------
Subsidiary of such Person all of the outstanding Capital Stock or other ownership interests (other than any director's qualifying shares) of which shall at the time be owned by such Person or by one or more other Wholly Owned Restricted Subsidiaries of such Person or by such Person and one or more other Wholly Owned Restricted Subsidiaries of such Person.

          SECTION 1.2. Incorporation by Reference of Trust Indenture Act. (a)
                       -------------------------------------------------
Whenever this Indenture refers to a provision of the Trust Indenture Act, the provision is incorporated by reference in and made a part of this Indenture. The following Trust Indenture Act terms incorporated by reference in this Indenture have the following meanings:

            (i) "indenture securities" means the Notes;

           (ii) "indenture security holder" means a Holder;

          (iii) "indenture to be qualified" means this Indenture;

           (iv) "indenture trustee" or "institutional trustee" means the Trustee; and

            (v) "obligor" on the indenture securities means the Company or other obligor on the Notes, if any.

            (b) All other Trust Indenture Act terms used or incorporated by reference in this Indenture that are defined by the Trust Indenture Act, defined by Trust Indenture Act reference to another statute or defined by Commission rule have the meanings assigned to them therein.

          SECTION 1.3.  Rules of Construction.  Unless the context otherwise
                        ---------------------
requires:

               (a) words "herein", "hereof" and "hereunder", and other words of similar import, refer to this Indenture as a whole and not to any particular Article, Section or other subdivision;

               (b) Section number and article number references are to sections or articles of this Indenture, unless the context indicates otherwise;

               (c)  "or" is not exclusive;

               (d)  "including" means including without limitation;

               (e) all references herein to "interest" and "Current Interest" on the Notes shall include Additional Interest; and

               (f)  all dollar amounts are expressed in United States dollars.

          SECTION 1.4. Form of Documents Delivered to Trustee. (a) In any case
                       --------------------------------------
where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

          (b) Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

          SECTION 1.5.  Acts of Holders. (a) Any request, demand, authorization,
                        ---------------
direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by an agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are received by the Trustee and, where it is hereby expressly required, to the Company. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders
                                                            ---
signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 7.01) conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section.

          (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by an acknowledgment of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than such signer's individual capacity, such certificate or affidavit shall also constitute sufficient proof of the signer's authority. The fact and date of the execution of any such instrument or writing, or the authority of the person executing the same, may also be proved in any other manner which the Trustee deems sufficient.

          (c)  The ownership of Notes shall be proved by the Note Register.

          SECTION 1.6.  Satisfaction and Discharge. (a) This Indenture shall
                        --------------------------
cease to be of further effect (except as to the rights of Holders under Sections 2.09, 2.11, 4.02, 4.03 and 4.04) and the Trustee, on receipt of a Company Order requesting such action, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture, when (i) either (A) all outstanding Notes have been delivered to the Trustee for cancellation or (B) all such Notes not theretofore delivered to the Trustee for cancellation (1) have become due and payable, (2) will become due and payable at their Stated Maturity within one year or (3) are to be called for redemption within one year under irrevocable arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company, and the Company, in the case of (1), (2) or (3) above, has irrevocably deposited or caused to be deposited with the Trustee as trust funds in trust for the purpose, an amount in United States dollars sufficient to pay and discharge the entire indebtedness on such Notes not theretofore delivered to the Trustee for cancellation, for principal (and premium, if any) and interest to, but not including, the date of such deposit (in the case of Notes which have become due and payable) or to, but not including, the Stated Maturity or Redemption Date, as the case may be, together with irrevocable instructions from the Company in form and substance satisfactory to the Trustee directing the Trustee to apply such funds to the payment thereof; (ii) the Company has paid or caused to be paid all other sums payable hereunder by the Company; and (iii) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with. Notwithstanding the satisfaction and discharge of this Indenture pursuant to this Section 1.06, the obligations of the Company to the Trustee under Section 7.07, and, if funds shall have been deposited with the Trustee in trust for the Holders pursuant to this Section 1.06, the obligations of the Trustee under this
Section 1.06 and Section 4.03 shall survive.

          (b)  All money deposited with the Trustee pursuant to this Section
1.06 shall be held in trust and applied by it, in accordance with the provisions of the Notes and this Indenture, to the payment, either directly or through any Paying Agent, to the Persons entitled thereto, of the principal (and premium, if any) and interest for the payment of which such money has been deposited with the Trustee. If the Trustee or Paying Agent is unable to apply any money in accordance with this Section 1.06 by reason of any legal proceeding or by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, the Company's obligations under this Indenture and the Notes shall be revived and reinstated as though no deposit had occurred pursuant to this Section 1.06 until such time as the Trustee or Paying Agent is permitted to apply all such money in accordance with this Section 1.06; provided that, if the Company has made any payment of
                   --------
interest on or principal, or premium, if any, on any Notes because of the reinstatement of its obligations, the Company shall be subrogated to the rights of the Holders of such Notes to receive such payment from the cash held by the Trustee or Paying Agent.

                                  ARTICLE II
                                   The Notes
                                   ---------

          SECTION 2.1.  Form and Dating.  (a) The Notes and the certificate of
                        ---------------
authentication of the Trustee thereon shall be substantially in the form contained in this Article II, with such appropriate insertions, substitutions and other variations as are required or permitted under this Indenture. Upon issuance, any such Note shall be duly executed by the Company and authenticated by the Trustee as hereinafter provided.

          (b) The Notes may have such letters, numbers or other marks of identification and such legends and endorsements, stamped, printed, lithographed or engraved thereon, (i) as may be required to comply with this Indenture, any law or any rule of any securities exchange on which the Notes may be listed, or any agreement to which the Company is subject and (ii) as may be necessary to conform to customary usage. Each Note shall be dated the date of its authentication by the Trustee.

          (c) Upon their original issuance, Rule 144A Notes shall be issued in the form of one or more Global Notes registered in the name of the Depositary or its nominee and deposited with the Trustee, as custodian for the Depositary, duly executed by the Company and authenticated by the Trustee, for credit by the Depositary to the respective accounts of beneficial owners of the Notes represented thereby (or such other accounts as they may direct). Such Global Notes, together with their Successor Notes which are Global Notes other than the Regulation S Global Note, are collectively herein called the "Restricted Global
                                                              -----------------
Note". Upon their original issuance, Regulation S Notes shall be issued in the
----
form of one or more temporary Global Notes registered in the name of the Depositary or its nominee and deposited with the Trustee as custodian for the Depositary, duly executed by the Company and authenticated by the Trustee, for credit to the Agent Member accounts at the Depositary of Euroclear and/or CEDEL for further credit by Euroclear and CEDEL, as the case may be, to the respective accounts of the beneficial owners of the Notes represented thereby (or such other accounts as they may direct) at Morgan Guaranty Trust Company of New York, Brussels office, as operator of the Euroclear System or CEDEL (the "Temporary
                                                                    ---------
Regulation S Global Notes"). Interests in the Temporary Regulation S Global
-------------------------
Notes may only be held by the Agent Members of the Depositary for Euroclear and CEDEL. Such Temporary Regulation S Global Notes, together with their Successor Notes which are Global Notes (including Permanent Regulation S Global Notes, as defined in Section 2.08(g)(v)) other than the Restricted Global Note are collectively herein called the "Regulation S Global Note".
                                ------------------------

          (d) Agent Members shall have no rights under this Indenture with respect to any Global Note held on their behalf by the Depositary or its nominee or by the Trustee, as custodian for the Depositary, or under such Global Note, and the Depositary may be treated by the Company, the Trustee and any agent of the Company or the Trustee as the absolute owner of such Global Note for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Company, the Trustee or any agent of the Company or the Trustee from giving effect to any written certification, proxy or other authorization furnished by the Depositary or impair, as between the Depositary and its Agent Members, the operation of customary practices of such Depositary governing the exercise of the rights of a holder of a beneficial ownership interest in any Global Note.

          (e) Except as provided in Section 2.08(i)(ii), owners of beneficial ownership interests in Global Notes will not be entitled to receive physical delivery of certificated Notes.

          SECTION 2.2.  Form of Face of Note.  If a Global Note to be held by
                        --------------------
The Depository Trust Company or its nominee, then insert--UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

          TRANSFERS OF THIS GLOBAL NOTE SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR'S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL NOTE SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO ON THE REVERSE HEREOF.

     [If Restricted Notes or Regulation S Notes, then insert- THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). THE HOLDER BY PURCHASING THIS NOTE AGREES FOR THE BENEFIT OF THE COMPANY AND THE INITIAL PURCHASERS OF THIS NOTE THAT THIS NOTE MAY NOT BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED (X) PRIOR TO THE SECOND ANNIVERSARY (OR SUCH EARLIER DATE PROVIDED FOR IN RULE 144(K) UNDER THE SECURITIES ACT OR ANY SUCCESSOR PROVISION THERETO) OF THE ISSUANCE HEREOF (OR A PREDECESSOR NOTE HERETO) OR (Y) IF LATER, BY ANY HOLDER THAT WAS AN AFFILIATE OF THE COMPANY AT ANY TIME DURING THE THREE MONTHS PRECEDING THE DATE OF SUCH TRANSFER, IN EITHER CASE OTHER THAN (1) TO THE COMPANY, (2) SO LONG AS THIS NOTE IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A"), TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A (AS INDICATED BY THE BOX CHECKED BY THE TRANSFEROR ON THE CERTIFICATE OF TRANSFER ON THE REVERSE OF THIS
NOTE), (3) IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S UNDER THE SECURITIES ACT (AS INDICATED BY THE BOX CHECKED BY THE TRANSFEROR ON THE CERTIFICATE OF TRANSFER ON THE REVERSE OF THIS NOTE), AND, IF SUCH TRANSFER IS BEING EFFECTED BY CERTAIN TRANSFERORS SPECIFIED IN THE INDENTURE PRIOR TO THE EXPIRATION OF THE "40-DAY RESTRICTED PERIOD"

(WITHIN THE MEANING OF RULE 903(c)(3) OF REGULATION S UNDER THE SECURITIES ACT), A CERTIFICATE WHICH MAY BE OBTAINED FROM THE COMPANY OR THE TRUSTEE IS DELIVERED BY THE TRANSFEREE TO THE COMPANY AND THE TRUSTEE, (4) TO AN INSTITUTION THAT IS AN "ACCREDITED INVESTOR" AS DEFINED IN RULE 501(a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c)(3) OF REGULATION S UNDER THE SECURITIES ACT)), (5) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 (IF APPLICABLE) UNDER THE SECURITIES ACT, OR (6) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, IN EACH CASE IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. AN INSTITUTIONAL ACCREDITED INVESTOR HOLDING THIS NOTE AGREES IT WILL FURNISH TO THE COMPANY AND THE TRUSTEE SUCH CERTIFICATES AND OTHER INFORMATION AS THE COMPANY MAY REASONABLY REQUIRE TO CONFIRM THAT ANY TRANSFER BY IT OF THIS NOTE COMPLIES WITH THE FOREGOING RESTRICTIONS. THE HOLDER HEREOF, BY PURCHASING THIS NOTE, REPRESENTS AND AGREES FOR THE BENEFIT OF THE COMPANY THAT IT IS (1) A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144(A) OR (2) AN INSTITUTION THAT IS AN "ACCREDITED INVESTOR" AS DEFINED IN RULE 501(a)(1), (2), (3) OR (7) UNDER THE SECURITIES ACT AND THAT IT IS HOLDING THIS NOTE FOR INVESTMENT PURPOSES AND NOT FOR DISTRIBUTION OR (3) A NON-U.S. PERSON OUTSIDE THE UNITED STATES WITHIN THE MEANING OF (OR AN ACCOUNT SATISFYING THE REQUIREMENTS OF PARAGRAPH (o)(2) OF RULE 902 UNDER) REGULATION S UNDER THE SECURITIES ACT.

     THIS NOTE HAS BEEN ISSUED WITH ORIGINAL ISSUE DISCOUNT FOR UNITED STATES FEDERAL INCOME TAX PURPOSES. THE ISSUE PRICE IS $555.6578 PER $1,000 STATED PRINCIPAL AMOUNT AT MATURITY. THE ISSUE DATE OF THIS NOTE IS FEBRUARY 18, 1998 AND THE YIELD TO MATURITY IS 12.125%. THE AMOUNT OF ORIGINAL ISSUE DISCOUNT FOR UNITED STATES FEDERAL INCOME TAX PURPOSES PER $1,000 STATED PRINCIPAL AMOUNT AT MATURITY IS $1050.5922 PLUS ALL CURRENT INTEREST (AS DEFINED HEREIN). FOR UNITED STATES FEDERAL INCOME TAX PURPOSES, A SIGNIFICANT AMOUNT OF ORIGINAL ISSUE DISCOUNT, TAXABLE AS ORDINARY INCOME, WILL BE RECOGNIZED BY A HOLDER OF NOTES AS SUCH DEFERRED INTEREST (AS DEFINED HEREIN) ACCRUES FORM THE ISSUE DATE.

              12.125% SENIOR DISCOUNT NOTE DUE FEBRUARY 15, 2008

CUSIP NO. [     ]

No.                                                             $

          Focal Communications Corporation, a Delaware corporation (herein called the "Company", which term includes any successor Person under the
            -------
indenture referred to on the reverse of this Note) for value received, hereby promises to pay to _______________, or registered assigns, the stated principal amount at maturity of ________ dollars ($__________) [if this Note is a Global Note, then insert: (which stated principal amount at maturity may from time to time be increased or decreased to such other stated principal amounts at maturity (which shall not exceed $__________ at any time) by adjustments made to the Schedule annexed hereto by the Trustee hereinafter referred to in accordance with the indenture referred to on the reverse of this Note)] on February 15, 2008.

          Current Interest Payment Dates:  February 15 and August 15, commencing on August 15, 2003.

          Regular Record Dates:            February 1 and August 1.

          Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

          Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Note shall not be entitled to any benefit under the indenture referred to on the reverse of this Note or be valid or obligatory for any purpose.


          IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

Dated:

                                             FOCAL COMMUNICATIONS
                                             CORPORATION


                                             by ________________________________
                                                Name:
                                                Title:


Attest:


____________________________

          SECTION 2.3.  Form of Reverse of Note.
                        -----------------------

          1.   Indenture.
               ---------

          This Note is one of a duly authorized issue of Notes of the Company designated as its 12.125% Senior Discount Notes due February 15, 2008 (the "Notes"), issued under an indenture, dated as of February 18, 1998 (herein, as amended from time to time, called the "Indenture"), between the Company and Harris Trust and Savings Bank, as trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture). The Notes are limited in aggregate stated principal amount at maturity to $270,000,000. Reference is hereby made to the Indenture and all indentures supplemental thereto for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holder of this Note and of the terms upon which this Note is, and is to be, authenticated and delivered. All terms used in this Note which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

          2.   Stated Amount at Maturity and Interest.
               --------------------------------------

          The Company will pay the stated principal amount at maturity of this Note on February 15, 2008.

          This Note will bear interest on the Issue Price at a rate of 12.125% per annum computed on a semiannual bond equivalent basis from the Issue Date.
In the period prior to February 15, 2003, interest at a rate of 12.125% per annum will accrue on the Issue Price but will not be payable in cash ("Deferred Interest"). Deferred Interest will be paid at maturity of this Note and will constitute a part of the stated amount at maturity of this Note. From February 15, 2003, interest (including Additional Interest, as described below) at a rate of 12.125% per annum ("Current Interest") on the stated principal amount at maturity of this Note will be payable in cash semiannually (to the Holder of record at the close of business on the February 1 and August 1, as the case may be, immediately preceding the applicable Current Interest Payment Date) on each Current Interest Payment Date, commencing on August 15, 2003, in each case, even if this Note is canceled on registration of transfer or registration of exchange after such record date.

          [If Original Notes, then insert--If (i) the Company has not filed a registration statement (the "Exchange Offer Registration Statement") under the
                             -------------------------------------
Securities Act of 1933, as amended (the "Securities Act"), registering a
                                         --------------
security substantially identical to this Note (except that such Note will not contain terms with respect to transfer restrictions) pursuant to an exchange offer (the "Registered Exchange Offer") on or prior to April 3, 1998 or (ii) the
            -------------------------
Exchange Offer Registration Statement relating to the Registered Exchange Offer has not become or been declared effective prior to August 17, 1998, or (iii) neither the Registered Exchange Offer has been consummated nor a registration statement registering this Note for resale (a "Shelf Registration Statement")
                                               ----------------------------
has been declared effective prior to September 16, 1998 or (iv) after the Shelf Registration Statement has been declared effective, such Shelf Registration Statement thereafter ceases to be effective or usable (subject to certain exceptions set forth in the Registration Agreement) in connection with resales of this Note or notes issued in exchange for this Note pursuant to the Registered Exchange Offer ("Exchange Notes") in accordance with
                            --------------
and during the periods specified in the Registration Agreement without being succeeded promptly by an additional registration statement filed and declared effective, in the case of each of the immediately preceding clauses (i) through
(iv) upon the terms and conditions set forth in the Registration Agreement (each such event referred to in such clauses (i) through (iv), a "Registration
                                                            ------------
Default"), then interest will accrue on this Note and the Exchange Notes (in
-------
addition to the stated interest on this Note and the Exchange Notes) (the "Step-
                                                                           -----
Up") and be payable in cash semiannually in arrears on February 15 and August 15
--
of each year, beginning on the February 15 or August 15 immediately following a Registration Default (such interest to be payable to the Holder of record as of the February 1 and August 1, as the case may be, immediately preceding February 15 or August 15), at a rate per annum equal to 0.5% on the Accreted Value (determined daily) of this Note and the Exchange Notes, during the 90-day period from and including the date on which any such Registration Default shall occur to but excluding the date on which all Registration Defaults have been cured and shall increase by a rate per annum equal to 0.5% on the Accreted Value (determined daily) of this Note and the Exchange Notes at the end of each subsequent 90-day period, but in no event shall such rate exceed 1.5% per annum on the Accreted Value (determined daily) of this Note and the Exchange Notes, in the aggregate regardless of the number of Registration Defaults. Interest accruing as a result of the Step-Up is referred to herein as "Additional
                                                              ----------
Interest".  The amount of accrued Additional Interest shall be determined on the
--------
basis of the number of days actually elapsed.]

          [If Exchange Notes, then insert--If after a shelf registration statement registering this Note for resale (a "Shelf Registration Statement")
                                               ----------------------------
has been declared effective, such Shelf Registration Statement thereafter ceases to be effective or usable (subject to certain exceptions set forth in the Registration Agreement) in connection with resales of this Note in accordance with and during the periods specified in the Registration Agreement without being succeeded promptly by an additional registration statement filed and declared effective, upon the terms and conditions set forth in the Registration Agreement (a "Registration Default"), then interest will accrue on this Note (in
              --------------------
addition to the stated interest on this Note) (the "Step-Up") and be payable in
                                                    -------
cash semiannually in arrears on February 15 and August 15 of each year, beginning on the February 15 or August 15 immediately following a Registration Default (such interest to be payable to the Holder of record as of the February 1 and August 1, as the case may be, immediately preceding such February 15 or August 15), at a rate per annum equal to 0.5% on the Accreted Value (determined daily) of this Note, during the 90-day period from and including the date on which such Registration Default shall occur to but excluding the date on which such Registration Default has been cured and shall increase by a rate per annum equal to 0.5% on the Accreted Value (determined daily) of this Note at the end of each subsequent 90-day period, but in no event shall such rate exceed 1.5% per annum on the Accreted Value (determined daily) of this Note, in the aggregate regardless of the number of Registration Defaults. Interest accruing as a result of the Step-Up is referred to herein as "Additional Interest". The
                                                     -------------------
amount of accrued Additional Interest shall be determined on the basis of the number of days actually elapsed.]

          The Company shall pay interest on overdue principal and premium, if any, and interest on overdue installments of interest, to the extent lawful, at a rate per annum equal to the interest rate payable on this Note.

          Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Note (or one or more Predecessor Notes) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice of which shall be given to the Holder of this Note not less than 10 calendar days prior to such Special Record Date.


          3.   Method of Payment.
               ------------------

          The Company will pay principal, premium, if any, and as provided above, interest in money of the United States that at the time of payment is legal tender for payment of public and private debts. Payments in respect of Notes represented by Global Notes (including principal, premium, interest and Defaulted Interest, if any) will be made by wire transfer of immediately available funds to the accounts specified by the nominee for the Depositary. With respect to certificated Notes, the Paying Agent will make all payments of principal, premium, interest and Defaulted Interest, if any, by wire transfer of immediately available funds to the United States dollar accounts maintained by the Holders entitled thereto with banks in the United States, or, if no such account is designated by the relevant Holder to the Trustee or the Paying Agent at least 30 days prior to the relevant due date for payment (or such other date as the Trustee may accept in its discretion), by mailing a check to the registered address of such Holder. If a payment date is a date other than a Business Day at a place of payment, payment may be made at that place on the next succeeding day that is a Business Day and no interest shall accrue for the intervening period.

          4.   Paying Agent and Note Registrar.
               --------------------------------

          Initially, the Trustee will act as authenticating agent, Paying Agent and Note Registrar. The Trustee may be removed by action of the Holders of not less than a majority in stated principal amount at maturity of the outstanding Notes, or by the Company or certain bona fide Holders of Notes upon the occurrence of certain events. The Company may change any Paying Agent or Note Registrar with notice in writing to the Trustee. The Company, any Subsidiary or any Affiliate of either of them may act as Paying Agent or Note Registrar.

          5.   Optional Redemption.
               --------------------

          This Note is subject to redemption upon not less than 30 nor more than 60 days' prior written notice to each Holder of Notes to be redeemed at such Holder's address appearing in the Note Register, in stated principal amounts at maturity of $1,000 or integral multiples thereof, at any time on or after February 15, 2003, and prior to maturity, as a whole or in part, at the election of the Company, at the following Redemption Prices (expressed as percentages of the stated principal amount at maturity) plus accrued and unpaid Current Interest, if any, thereon to but excluding the Redemption Date, (subject to the right of Holders on the relevant Regular Record Date to receive Current Interest due on a Current Interest Payment Date that is on or prior to the date of redemption) if redeemed during the periods indicated below:

               From and Including       To and Including        Redemption Price
               ------------------       ----------------        ----------------
          February 15, 2003             February 14, 2004          106.063%
          February 15, 2004             February 14, 2005          104.042%
          February 15, 2005             February 14, 2006          102.021%
          February 15, 2006                                            100%
          and thereafter

          This Note will be redeemable at any time and from time to time prior to February 15, 2001 in the event that the Company receives Net Cash Proceeds from the sale of its Capital Stock (other than Disqualified Stock) in one or more Public Equity Offerings, in which case the Company may, at its option, use all or a portion of any such Net Cash Proceeds to redeem up to 35% of the aggregate Issue Price of the Notes; provided, that at least 65% of the original aggregate stated principal amount at maturity of the Notes remains outstanding after each such redemption. Such redemption must occur on a date of redemption within 90 days of such sale and upon not less than 30 nor more than 60 days' prior written notice, in stated principal amounts at maturity of $1,000 or integral multiples thereof at a redemption price equal to 112.125% of the Accreted Value of the Notes to be redeemed plus Additional Interest, if any, to but excluding the date of redemption.

          If, after giving effect to the offer by the Company to repurchase all or any part of each Holder's Notes made upon the occurrence of a Change of Control as set forth in Section 7 hereto, at least 95% of the original aggregate stated principal amount at maturity of the Notes has been redeemed or repurchased pursuant to the Indenture, the Company shall have the right to redeem the balance of the Notes at a redemption price equal to 101% of the Accreted Value thereof plus accrued and unpaid Current Interest, if any, thereon to but excluding the date of redemption. The Company may exercise this right by giving the Holders notice of such redemption within 30 days following the payment date with respect to the Company's earlier repurchase offer.

          6.   No Sinking Fund.
               ----------------

          The Notes do not have the benefit of any sinking fund obligations.

          7.   Repurchase of Notes at the Option of Holders upon a Change of
               -------------------------------------------------------------
Control.
--------

          Upon the occurrence of a Change of Control, each Holder will have the right to require the Company to repurchase all or any part (equal to $1,000 stated principal amount at maturity or an integral multiple thereof) of such Holder's Notes at a purchase price ("Change of Control Purchase Price") equal to
                                     --------------------------------
101% of the Accreted Value thereof plus accrued and unpaid Current Interest, if any, thereon to but excluding the payment date for the Change of Control Purchase Price.

          Within 30 days following any Change of Control, the Company or the Trustee (at the expense of the Company) shall mail a notice to each Holder regarding the Company's offer to repurchase all or any part of such Holder's Notes. The Holder of this Note may elect to have this Note or a portion hereof in an authorized denomination purchased by completing the form entitled "Option of Holder to Elect Purchase" appearing below and tendering this Note pursuant to the offer described in the notice. Unless the Company defaults in the payment of the Change of Control Purchase Price with respect thereto, all Notes or portions thereof accepted for payment pursuant to the offer described in the notice will cease to accrue interest from and after the payment date for the Change of Control Purchase Price.

          8.   Repurchase of Notes at the Option of Holders upon an Asset Sale.
               ----------------------------------------------------------------

          If at any time the Company or any Restricted Subsidiary engages in any Asset Sale, as a result of which the aggregate amount of Excess Proceeds calculated as of any date exceeds $5,000,000, the Company shall, within 30 days of such date, make an offer to purchase (an "Asset Sale Offer") on a pro rata
                                             ----------------
basis (a) Notes at a purchase price (the "Offer Purchase Price") in cash equal
                                          --------------------
to 100% of the Accreted Value thereof, plus accrued and unpaid Current Interest thereon, if any, to but excluding the purchase date and (b) to the extent required by the terms thereof, any other indebtedness of the Company that is pari passu with the Notes. The pro rata amount of such Excess Proceeds to be used to purchase Notes shall be in an amount equal to the aggregate amount of such Excess Proceeds multiplied by the quotient obtained by dividing the Accreted Value of the outstanding Notes by the sum of such Accreted Value and the principal amount of such other Indebtedness. In the event the aggregate Offer Purchase Price of the outstanding Notes tendered pursuant to an Asset Sale Offer is in excess of the Excess Proceeds to be used to purchase such Notes, such Excess Proceeds shall be applied to purchase such Notes on a pro rated basis in stated principal amounts at maturity of $1,000 or an integral multiple thereof.

          Within 30 days of the date the amount of Excess Proceeds exceeds $5,000,000, the Company or the Trustee (at the expense of the Company) shall mail to each Holder a written notice regarding the Asset Sale Offer. The Holder of this Note may elect to have this Note or a portion hereof in an authorized denomination purchased by completing the form entitled "Option of Holder to Elect Purchase" appearing below and tendering this Note pursuant to the Asset Sale Offer. Unless the Company defaults in the payment of the Offer Purchase Price with respect thereto, all Notes or portions thereof selected for payment pursuant to the Asset Sale Offer will cease to accrue interest from and after the purchase date.

          9.   Denominations; Transfer; Exchange.
               ----------------------------------

          The Notes are issuable only in registered form without coupons in denominations of $1,000 stated principal amount at maturity and any integral multiple thereof. A Holder may register the transfer or exchange of Notes in accordance with the Indenture. No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

          10.  Persons Deemed Owners.
               ----------------------

          Prior to due presentment of this Note for registration of transfer, the Company, the Trustee, the Paying Agent and the Note Registrar may deem and treat the Person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note be overdue, and none of the Company, the Trustee, the Paying Agent or the Note Registrar shall be affected by notice to the contrary.

          11.  Unclaimed Money.
               ----------------

          Subject to certain notice provisions, the Trustee and the Paying Agent shall pay to the Company upon written request any money held by them for the payment of principal, premium, if any, or interest that remains unclaimed for two years. After payment to the Company, Holders entitled to such money must look only to the Company for payment as general creditors, and all responsibility and liability of the Trustee and the Paying Agent with respect to such money shall cease.

          12.  Discharge Prior to Redemption or Maturity.
               ------------------------------------------

          If the Company deposits with the Trustee United States dollars or U.S. Government Obligations sufficient to pay the principal, premium, if any, and accrued interest on the Notes to redemption or maturity, the Company will, with the exceptions of certain sections thereof, be discharged from the Indenture and the Notes, including certain covenants set forth in the Indenture.

          13.  Amendment; Waiver.
               ------------------

          The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Notes under the Indenture at any time by the Company and the Trustee with the consent of the Holders of not less than a majority in aggregate stated principal amount at maturity of the Notes at the time outstanding. The Indenture also contains provisions permitting the Holders of not less than a majority in aggregate stated principal amount at maturity of the Notes at the time outstanding, on behalf of the Holders of all the Notes, to waive certain past defaults under the Indenture and their consequences.

          14.  Restrictive Covenants.
               ----------------------

          The Indenture contains certain covenants which, among other things, restrict the ability of the Company and Restricted Subsidiaries to incur additional indebtedness (and, in the case of Restricted Subsidiaries, issue preferred stock), pay dividends or make distributions in respect of the Company's or Restricted Subsidiaries' capital stock, make other restricted payments, enter into sale and leaseback transactions, incur liens, cause encumbrances or restrictions to exist on the ability of Restricted Subsidiaries to pay dividends or make distributions in respect of their capital stock, issue and sell capital stock of Restricted Subsidiaries, enter into transactions with affiliates, sell assets, or amalgamate, consolidate, merge or sell or otherwise dispose of all or substantially all of their property and assets.

          15.  Defaults and Remedies.
               ----------------------

          With the exception of certain Events of Defaults specified below, if an Event of Default occurs and is continuing, the Trustee or the Holders of not less than 25% of the aggregate stated principal amount at maturity of the outstanding Notes may declare the Accreted Value of, and any accrued and unpaid Current Interest on, all Notes then outstanding to be immediately due and payable. If a bankruptcy or insolvency default with respect to the Company or a Restricted Subsidiary occurs and is continuing, the Notes immediately become due and payable. Holders may not enforce the Indenture or the Notes except as provided in the Indenture. The Trustee may require indemnity satisfactory to it before it enforces the Indenture or the Notes. Subject to certain limitations, Holders of not less than a majority in stated principal amount at maturity of the outstanding Notes will have the right to direct the time, method and place of conducting any proceeding for exercising any remedy available to the Trustee.

          16.  No Recourse Against Others.
               ---------------------------

          No controlling Person, director, officer, employee, incorporator or stockholder of the Company, as such, shall have any liability for any covenant, agreement or other obligations of the Company under the Notes or the Indenture or for any claim based on, in respect of, or by reason of, such obligations or their creation, solely by reason of its past, present or future status as a controlling Person, director, officer, employee, incorporator or stockholder of the Company. Each Holder by accepting a Note waives and releases all such liability (but only such liability). The waiver and release are part of the consideration for the issuance of the Notes.

          17.  Governing Law.
               --------------

          THIS SECURITY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK BUT WITHOUT GIVING EFFECT TO APPLICABLE PRINCIPLES OF CONFLICTS OF LAW TO THE EXTENT THAT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY.

          The Company will furnish to any Holder upon written request and without charge to the Holder a copy of the Indenture. Requests may be made to:

          Focal Communications Corporation
          200 N. LaSalle
          Chicago, Illinois 60601
          Attention:  Chief Financial Officer

          18.  Ranking.
               --------

          The Notes are senior unsecured obligations of the Company ranking pari passu in right of payment with all existing and future senior indebtedness of the Company, and will rank senior in right of payment to all existing and future subordinated Indebtedness of the Company. Holders of secured Indebtedness of the Company, however, will have claims that are prior to the claims of the Holders with respect to the assets securing such other indebtedness except to the extent the Notes are equally and ratably secured by such assets.

____________________________________________________________

                            CERTIFICATE OF TRANSFER

To assign this Note, fill in the form below:

I or we assign and transfer this Note to

     (Print or type assignee's name, address and zip code)

     (Insert assignee's soc. sec. or tax I.D. No.)


and irrevocably appoint                           agent to transfer this Note on
the books of Focal Communications Corporation. The agent may substitute another to act for him.


____________________________________________________________

Date: ________________ Your Signature: _____________________


____________________________________________________________
Sign exactly as your name appears on the other side of this Note.

In connection with any transfer of any of the Notes evidenced by this certificate occurring prior to the expiration of the period referred to in Rule 144(k) under the Securities Act of 1933 (the "Securities Act") after the later of the date of original issuance of such Notes and the last date, if any, on which such Notes were owned by Focal Communications Corporation or any Affiliate, the undersigned confirms that such Notes are being transferred in accordance with the terms of such Notes:

CHECK ONE BOX BELOW

     (1)  [_]  to Focal Communications Corporation; or

     (2) [_] pursuant to an effective registration statement under the Securities Act; or

     (3)  [_]  inside the United States to a "qualified institutional buyer" (as
                                              -----------------------------
               defined in Rule 144A under the Securities Act of 1933) that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that such transfer is being made in reliance on Rule 144A under the Securities Act, in each case pursuant to and in compliance with Rule 144A under the Securities Act; or

     (4) [_] outside the United States in an offshore transaction within the meaning of Regulation S under the Securities Act in compliance with Rule 904 under the Securities Act;

     (5) [_] pursuant to another available exemption from registration provided by Rule 144 under the Securities Act; or

     (6) [_] to an institution that is an "accredited investor" as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act that is acquiring this Note for investment purposes and not for distribution in violation of the Securities Act or any other applicable securities laws.

     Unless one of the boxes is checked, the Trustee will refuse to register any of the Notes evidenced by this certificate in the name of any person other than the registered holder thereof; provided, however, that if box (3),
     (4), (5) or (6) is checked, the Trustee may require, prior to registering any such transfer of the Notes, such legal opinions, certifications and other information as the Company has reasonably requested to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act, such as the exemption provided by Rule 144 under the Securities Act.

______________________
Signature



Signature Guarantee:

_________________________                   ___________________________
[Signature must be guaranteed               Signature
by an eligible Guarantor
Institution (banks, stock
brokers, savings and loan
associations and credit
unions) with membership in
an approved guarantee
medallion program pursuant
to Securities and Exchange
Commission Rule 17Ad-15]

____________________________________________________________


             TO BE COMPLETED BY PURCHASER IF (3) ABOVE IS CHECKED.

          The undersigned represents and warrants that it is purchasing this Note for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a "qualified
                                                             ---------
institutional buyer" within the meaning of Rule 144A under the Securities Act,
-------------------
and is aware that the sale to it is being made in reliance on Rule 144A under the Securities Act and acknowledges that it has received such information regarding the Company as the undersigned has requested pursuant to Rule 144A under the Securities Act or has determined not to request such information and that it is aware that the transferor is relying upon the foregoing representations of the undersigned in order to claim the exemption from registration provided by Rule 144A under the Securities Act.


Dated: ________________       ________________________________________
                              NOTICE:  To be executed by an executive officer

                       [TO BE ATTACHED TO GLOBAL NOTES]

               SCHEDULE OF INCREASES OR DECREASES IN GLOBAL NOTE

          The following increases or decreases in this Global Note have been made:

                                                                              Stated Principal Amount at
                  Amount of decrease in           Amount of increase in       Maturity of this Global
                Stated Principal Amount at      Stated Principal Amount at      Note following such         Signature of authorized
Date of                 Maturity                        Maturity                    decrease or            signatory  of Trustee or
Exchange           of this Global Note             of this Global Note                increase                  Notes Custodian
--------        --------------------------      --------------------------    ------------------------     ------------------------

                      OPTION OF HOLDER TO ELECT PURCHASE

               If you want to elect to have this Note purchased by the Company pursuant to Section 4.07 or 4.08 of the Indenture, check the box:

                                     [__]

               If you want to elect to have only part of this Note purchased by the Company pursuant to Section 4.07 or 4.08 of the Indenture, state the amount in stated principal amount at maturity ($1,000 or an integral multiple thereof): $

     Date: _______________         Your Signature:    __________________
                                                     (Sign exactly as your name
     appears on the other side of this Note)

     Signature Guarantee: _______________________________________
                          Signature must be guaranteed by an eligible Guarantor Institution (banks, stock brokers, savings and loan associations and credit unions) with membership in an approved guarantee medallion program pursuant to Securities and Exchange Commission Rule 17Ad-15]

               SECTION 2.4.  Form of Trustee's Certificate of Authentication.
                             -----------------------------------------------
     Harris Trust and Savings Bank, as Trustee, certifies that this is one of the Notes referred to in the within-mentioned Indenture.

     Date:

                                        HARRIS TRUST AND SAVINGS BANK,
                                           as Trustee



                                        by______________________
                                          Authorized Signatory

               SECTION 2.5.  Execution and Authentication.  (a) The aggregate
                             ----------------------------
     stated principal amount at maturity of Notes outstanding at any time shall not exceed $270,000,000 except as provided in Section 2.09. The Notes shall be executed on behalf of the Company by its Chief Executive Officer, Chief Financial Officer or, its President or any Executive Vice President and shall be attested by the Company's Corporate Secretary or one of its Assistant Secretaries, in each case by manual or facsimile signature.

               (b) The Notes shall be authenticated by manual signature of an authorized officer of the Trustee and shall not be valid for any purpose unless so authenticated.

               (c) In case any officer of the Company whose signature shall have been placed upon any of the Notes shall cease to be such officer of the Company before authentication of such Notes by the Trustee and the issuance and delivery thereof, such Notes may, nevertheless, be authenticated by the Trustee and issued and delivered with the same force and effect as though such Person had not ceased to be such officer of the Company.

               (d) Notwithstanding any other provision hereof, the Trustee shall authenticate and deliver Notes only upon receipt by the Trustee of an Officers' Certificate complying with Section 10.04 with respect to satisfaction of all conditions precedent contained in this Indenture to authentication and delivery of such Notes.

               (e) Upon compliance by the Company with the provisions of paragraph (d) of this Section 2.05, the Trustee shall authenticate and deliver: (1) Original Notes for original issue in an aggregate stated principal amount at maturity of $270,000,000 and (2) Exchange Notes for issue only in a Registered Exchange Offer pursuant to the Registration Agreement, for a like stated principal amount at maturity of Original Notes, in each case upon receipt of a Company Order. Such Company Order shall specify the amount of the Notes to be authenticated and the date on which the original issue of Notes is to be authenticated and whether the Notes are to be Original Notes or Exchange Notes.

               (f) A Note shall not be valid or entitled to any benefit under this Indenture or obligatory for any purpose unless executed by the Company and authenticated by the manual signature of the Trustee as provided herein. The signature of an authorized officer of the Trustee shall be conclusive evidence, and the only evidence, that such Note has been authenticated and delivered under this Indenture.

               (g) The Trustee may appoint an authenticating agent reasonably acceptable to the Company to authenticate the Notes. Unless limited by the terms of such appointment, an authenticating agent may authenticate Notes whenever the Trustee may do so. Each reference in this Indenture to authentication by the Trustee includes authentication by such agent. Any authenticating agent of the Trustee shall have the same rights hereunder as any Note Registrar or Paying Agent. The Trustee, at its Corporate Trust Office, is initially appointed authenticating agent hereunder.

               SECTION 2.6.  Note Registrar and Paying Agent.  (a) The Company
                             -------------------------------
     shall maintain, pursuant to Section 4.02, an office or agency where the Notes may be presented for registration of transfer or for exchange, an office or agency where Notes may be presented for payment and an office or agency where notices and demands to or upon the Company in respect of the Notes and this Indenture may be served. The Company shall cause to be kept at such office a register (the register maintained in such office being herein sometimes referred to as the "Note Register") in which, subject to
                                          -------------
     such reasonable regulations as it may prescribe, the Company shall provide for the registration of Notes and of transfers of Notes entitled to be registered or transferred as provided herein. The Trustee, at its Corporate Trust Office, is initially appointed "Note Registrar" for the purpose of
                                           --------------
     registering Notes and transfers of Notes as herein provided. The Company may, upon written notice to the Trustee, change the designation of the Trustee as Note Registrar and appoint another Person to act as Note Registrar for purposes of this Indenture. If any Person other than the Trustee acts as Note Registrar, the Trustee shall have the right at any time, upon reasonable notice, to inspect or examine the Note Register and to make such inquiries of the Note Registrar as the Trustee shall in its discretion deem necessary or desirable in performing its duties hereunder.

               (b) The Company shall enter into an appropriate agency agreement with any Person designated by the Company as Note Registrar or Paying Agent that is not a party to this Indenture, which agreement shall incorporate the provisions of the Trust Indenture Act and shall implement the provisions of this Indenture that relate to such Note Registrar or Paying Agent. Prior to the designation of any such Person, the Company shall, by written notice (which notice shall include the name and address of such Person), inform the Trustee of such designation. If the Company fails to maintain a Note Registrar or Paying Agent, the Trustee shall act as such. The Trustee, at its Corporate Trust Office, is initially appointed Paying Agent hereunder.

               (c) Upon surrender for registration of transfer of any Note at an office or agency of the Company designated for such purpose, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Original Notes or Exchange Notes, as the case may be, of any authorized denomination or denominations, of like tenor and aggregate stated principal amount at maturity, all as requested by the transferor.

               SECTION 2.7.  Paying Agent To Hold Money in Trust. (a) The
                             -----------------------------------
     Company will pay principal, premium, if any, and interest in money of the United States that at the time of payment is legal tender for payment of public and private debts. On or prior to 10:00 a.m. on each due date of the principal, premium, or any payment of interest (including Defaulted Interest) with respect to any Note represented by a Global Note, the Company (through the Paying Agent) shall make payment of a sum sufficient to pay such principal, premium or interest when so becoming due in United States dollars by wire transfer of immediately available funds to accounts specified by the Depositary. With respect to certificated Notes, the Company (through the Paying Agent) will make all payments of principal, premium, interest and Defaulted Interest, if any, by wire transfer of immediately available funds in United States dollars to the United States dollar accounts maintained by the Holders entitled thereto with banks in the United States on or prior to 10:00 a.m. on each due date for payment, or, if no such account is designated by any Holder to the Trustee or the Paying Agent at least 30 days prior to the relevant due date for payment (or such other date as the Trustee may accept in its discretion), by mailing a check on such due date for payment to the registered address of the relevant Holder. If a payment date is a date other than a Business Day at a place of payment, payment may be made at that place on the next succeeding day that is a Business Day and no interest shall accrue for the intervening period.

               (b) The Company shall require each Paying Agent (other than the Trustee) to agree in writing that such Paying Agent shall hold in trust for the benefit of Holders or the Trustee all money held by such Paying Agent for the payment of principal, premium or interest with respect to the Notes, shall notify the Trustee of any default by the Company in making any such payment and at any time during the continuance of any such default, upon the written request of the Trustee, shall forthwith pay to the Trustee all sums held in trust by such Paying Agent.

               (c) The Company at any time may require a Paying Agent to pay all money held by it to the Trustee and to account for any funds disbursed by such Paying Agent. Upon complying with this Section 2.07(c), the Paying Agent shall have no further liability for the money delivered to the Trustee.

               SECTION 2.8.  Registration, Registration of Transfer and
                             ------------------------------------------
     Exchange. (a) At the option of the Holder, and subject to the other
     --------
     provisions of this Section 2.08, Notes may be exchanged for other Notes of any authorized denominations and of a like tenor and aggregate stated principal amount at maturity, upon surrender of the Notes to be exchanged at an office or agency maintained by the Company for such purpose pursuant to Section 4.02. Whenever any Notes are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Notes which the Holder making the exchange is entitled to receive.

               (b) All Notes issued upon any registration of transfer or exchange of Notes shall be the valid obligations of the Company, evidencing the same debt, and (subject to the provisions in the Original Notes and the Exchange Notes regarding the payment of Additional Interest) entitled to the same benefits under this Indenture, as the Notes surrendered upon such registration of transfer or exchange.

               (c) Every Note presented or surrendered for registration of transfer or for exchange shall (if so required by the Company, the Trustee or the Note Registrar) be duly endorsed, or be accompanied by a duly executed instrument of transfer in form satisfactory to the Company, the Trustee and the Note Registrar, by the Holder thereof or such Holder's attorney duly authorized in writing.

               (d) No service charge shall be made to the Holder for any registration of transfer or exchange of Notes, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Notes, other than exchanges pursuant to Sections 2.11, 3.06 or
     9.06 or in accordance with any offer pursuant to Sections 4.07 or 4.08.

               (e) Any holder of beneficial ownership interests in a Global Note shall, by acceptance of such Global Note, agree that transfers of beneficial ownership interests in such Global Note may be effected through a book-entry system maintained by the

     Holder of such Global Note (or its agent) and the ownership of a beneficial ownership interest in the Global Note shall be reflected in a book-entry.

               (f) The Company shall not be required (i) to issue, register the transfer of or exchange any Note during a period beginning at the opening of business 15 calendar days before the day of the mailing of a notice of redemption of Notes selected for redemption under Section 3.02 and ending at the close of business on the day of such mailing, or (ii) to register the transfer of or exchange any Note so selected for redemption in whole or in part, except the unredeemed portion of any Note being redeemed in part.

               (g)  Certain Transfers and Exchanges. Notwithstanding any other
                    -------------------------------
     provision of this Indenture or the Notes, transfers and exchanges of Notes and beneficial ownership interests in a Global Note of the kinds specified in this Section 2.08(g) shall be made only in accordance with this Section 2.08(g).

               (i)   Restricted Global Note to Regulation S Global Note. If the
                     --------------------------------------------------
          owner of a beneficial ownership interest in the Restricted Global Note wishes at any time to transfer such interest to a Person who wishes to acquire the same in the form of a beneficial ownership interest in the Regulation S Global Note, such transfer may be effected only in accordance with the provisions of this clause (g)(i) and clause (g)(v) below and subject to the Applicable Procedures. Upon receipt by the Trustee, as Note Registrar, of (A) an order given by the Depositary or its authorized representative directing that a beneficial ownership interest in the Regulation S Global Note in a specified stated principal amount at maturity be credited to a specified Agent Member's account and that a beneficial ownership interest in the Restricted Global Note in an equal stated principal amount at maturity be debited from another specified Agent Member's account and (B) a Regulation S Certificate, in form satisfactory to the Trustee and duly executed by the owner of such beneficial ownership interest in the Restricted Global Note or his attorney duly authorized in writing, then the Trustee, as Note Registrar but subject to clause (g)(v) below, shall reduce the stated principal amount at maturity of the Restricted Global Note and increase the stated principal amount at maturity of the Regulation S Global Note by such specified stated principal amount at maturity as provided in Section 2.08(i)(iii).

               (ii)  Regulation S Global Note to Restricted Global Note. If the
                     --------------------------------------------------
          owner of a beneficial ownership interest in the Regulation S Global Note wishes at any time to transfer such interest to a Person who wishes to acquire the same in the form of a beneficial ownership interest in the Restricted Global Note, such transfer may be effected only in accordance with this clause (g)(ii) and subject to the Applicable Procedures. Upon receipt by the Trustee, as Note Registrar, of (A) an order given by the Depositary or its authorized representative directing that a beneficial ownership interest in the Restricted Global Note in a specified stated principal amount at maturity be credited to a specified Agent Member's account and that a beneficial ownership interest in the Regulation S Global Note in an equal stated principal amount at maturity be debited from another specified

          Agent Member's account and (B) if such transfer is to occur during the Restricted Period, a Restricted Notes Certificate, in form satisfactory to the Trustee and duly executed by the owner of such beneficial ownership interest in the Regulation S Global Note or his attorney duly authorized in writing, then the Trustee, as Note Registrar, shall reduce the stated principal amount at maturity of the Regulation S Global Note and increase the stated principal amount at maturity of the Restricted Global Note by such specified stated principal amount at maturity as provided in Section 2.08(i)(iii).

               (iii)  Non-Global Note to Non-Global Note. A Note that is not a
                      ----------------------------------
          Global Note may be transferred, in whole or in part, to a Person who takes delivery in the form of another Note that is not a Global Note as provided in Section 2.08(a) hereof; provided that, if the Note to
             --------
          be transferred in whole or in part is a Restricted Note, or is a Regulation S Note and the transfer is to occur during the Restricted Period, then the Trustee shall have received (A) a Restricted Notes Certificate (or the completion of the Certificate of Transfer on the Note), in form satisfactory to the Trustee and duly executed by the transferor Holder or his attorney duly authorized in writing, in which case the transferee shall take delivery in the form of a Restricted Note, or (B) a Regulation S Certificate (or the completion of the Certificate of Transfer on the Note), in form satisfactory to the Trustee and duly executed by the transferor Holder or his attorney duly authorized in writing, in which case the transferee shall take delivery in the form of a Regulation S Note (subject in each case to Section 2.08(h) hereof).

               (iv)   Exchanges between Global Note and Non-Global Note. A
                      -------------------------------------------------
          beneficial ownership interest in a Global Note may be exchanged for a Note that is not a Global Note as provided in Section 2.08(i)(ii); provided that, if such interest is a beneficial ownership interest in
          --------
          the Restricted Global Note, or if such interest is a beneficial ownership interest in the Regulation S Global Note and such exchange is to occur during the Restricted Period, then such interest shall be exchanged for a Restricted Note (subject in each case to Section 2.08(h)).

               (v)    Exchanges between Temporary Regulation S Global Notes and
                      ---------------------------------------------------------
          Permanent Regulation S Global Notes. Following the termination of the
          -----------------------------------
          Restricted Period (which termination the Company shall notify the Trustee of pursuant to Section 4.18(c) hereof), beneficial ownership interests in the Temporary Regulation S Global Note may be exchanged for equivalent beneficial ownership interests in a permanent Global Note (a "Permanent Regulation S Global Note") in fully registered
                   ----------------------------------
          form, pursuant to the Applicable Trustee of a certificate substantially in the form of Annex D hereto to the effect that Euroclear or CEDEL, as the case may be, has received a certificate substantially in the form of Annex E hereto from the owner of such beneficial ownership interest in such Temporary Regulation S Global Note. The delivery to the Trustee by Euroclear or CEDEL of the certificate or certificates in the form of Annex D referred to above may be relied upon by the Company and the Trustee as conclusive evidence that the certificate or certificates referred to therein has or have been delivered to Euroclear or CEDEL pursuant to the terms of this Indenture. Upon receipt by the Trustee, as Note Registrar, of (A) such a certificate substantially in the form of Annex D hereto and (B) an order given by the Depositary or its authorized representative directing that the Temporary Regulation S Global Note be reduced by, and the Permanent Regulation S Global Note be increased by, the aggregate stated principal amount at maturity of the beneficial ownership interest in the Temporary Regulation S Global Note to be so exchanged and to credit or cause to be credited in the account of the Agent Member specified in such instructions a beneficial ownership interest in the Permanent Regulation S Global Note equal to the reduction in the aggregate stated principal amount at maturity of the Temporary Regulation S Global Note, then the Trustee, as Note Registrar, shall reduce the stated principal amount at maturity of the Temporary Regulation S Global Note and increase the stated principal amount at maturity of the Permanent Regulation S Global Note by such specified stated principal amount at maturity as provided in Section 2.08(i)(iii). The Company shall use its best efforts to cause the Depositary to ensure that, until the expiration of the Restricted Period, beneficial ownership interests in the Regulation S Global Note may be held only in or through accounts maintained at the Depositary by Euroclear or Cedel (or by Agent Members acting for the account thereof), and no person shall be entitled to effect any transfer or exchange that would result in any such interest being held otherwise than in or through such an account.

               (vi) Notwithstanding any other provisions of this Indenture (other than the provisions set forth in Section 2.08(i)(iii)), a Global Note may not be transferred as a whole except by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary.

               (h)    Securities Act Legends. Rule 144A Notes and their
                      -----------------------
     Successor Notes, and Regulation S Notes and their Successor Notes, shall each bear a Securities Act Legend, subject to the following:

               (i) subject to the following clauses of this Section 2.08(h), a new Note which is issued in exchange for another Note or any portion thereof, upon transfer or otherwise, shall bear a Securities Act Legend if such other Note bore a Securities Act Legend;

               (ii)   Exchange Notes shall not bear a Securities Act Legend;

               (iii) at any time after the Notes may be freely transferred without registration under the Securities Act or without being subject to transfer restrictions pursuant to the Securities Act, a new Note which does not bear a Securities Act Legend may be issued in exchange for or in lieu of a Note or any portion thereof which bears such a legend if the Trustee has received an Unrestricted Note Certificate, in form satisfactory to the Trustee and duly executed by the Holder of such legended Note or his attorney duly authorized in writing, and after such date and receipt of such Unrestricted Note Certificate, the Trustee shall authenticate and deliver such a new
          Note in exchange for or in lieu of such other legended Note as provided in this Article II;

               (iv) a new Note which does not bear a Securities Act Legend may be issued in exchange for or in lieu of a Note or any portion thereof which bears such a legend if, in the Company's judgment, placing such a legend upon such new Note is not necessary to ensure compliance with the registration requirements of the Securities Act, and the Trustee, at the direction of the Company, shall authenticate and deliver such a new Note as provided in this Article II; and

               (v) notwithstanding the foregoing provisions of this Section 2.08(h), a Successor Note of a Note that does not bear a particular form of Securities Act Legend shall not bear such form of legend unless the Company has reasonable cause to believe that such Successor
          Note is a "restricted security" within the meaning of Rule 144, in which case the Trustee, at the direction of the Company, shall authenticate and deliver a new Note bearing a Securities Act Legend in exchange for such Successor Note as provided in this Article II.

               (i) The provisions of clauses (i), (ii), (iii), (iv) and (v) below shall apply only to Global Notes:

               (i) Each Global Note authenticated under this Indenture shall be registered in the name of the Depositary or a nominee thereof and delivered to the Depositary or a nominee thereof or custodian therefor, and each such Global Note shall constitute a single Note for all purposes of this Indenture.

               (ii) Notwithstanding any other provision in this Indenture, no Global Note may be exchanged in whole or in part for Notes registered, and no transfer of a Global Note in whole or in part may be registered, in the name of any Person other than the Depositary or a nominee thereof unless (i) the Depositary notifies the Company that it is unwilling or unable to continue as a depositary for such Global Note or if at any time the Depositary ceases to be a clearing agency registered under the Exchange Act, and in either case a successor depositary is not appointed by the Company within 90 days, (ii) the Company executes and delivers to the Trustee a notice that such Global Note shall be so transferable, registrable and exchangeable, and such transfer shall be registrable or (iii) there shall have occurred and be continuing a Default with respect to the Notes represented by such Global Note.

               (iii) If any Global Note is to be exchanged for other Notes or canceled in whole, it shall be surrendered by or on behalf of the Depositary or its nominee to the Trustee, as Note Registrar, for exchange or cancellation as provided in this Article II. If any Global
          Note is to be exchanged for other Notes or canceled in part, or if another Note is to be exchanged in whole or in part for a beneficial ownership interest in any Global Note, then either (A) such Global Note shall be so surrendered for exchange or cancellation as provided in this Article II or

          (B) the stated principal amount at maturity thereof shall be reduced by an amount equal to the portion thereof to be so exchanged for other Notes or canceled, or increased by an amount equal to the stated principal amount at maturity of such other Note to be so exchanged for a beneficial ownership interest therein, as the case may be, by means of an appropriate adjustment made on the records of the Trustee, as Note Registrar, whereupon the Trustee, in accordance with the Applicable Procedures, shall instruct the Depositary or its authorized representative to make a corresponding adjustment to its records. Upon any such surrender or adjustment of a Global Note, the Trustee shall, subject to Section 2.08(i)(ii) and as otherwise provided in this
          Article II, authenticate and deliver any Notes issuable in exchange for such Global Note (or any portion thereof) to or upon the order of, and registered in such names as may be directed by, the Depositary or its authorized representative. Upon the request of the Trustee in connection with the occurrence of any of the events specified in
          Section 2.08(i)(ii), the Company shall promptly make available to the Trustee a reasonable supply of Notes that are not in the form of Global Notes. The Trustee shall be entitled to rely upon any order, direction or request of the Depositary or its authorized agent which is given or made pursuant to this Article II if such order, direction or request is given or made in accordance with the Applicable Procedures.


               (iv) Every Note authenticated and delivered upon registration of transfer of, or in exchange for or in lieu of, a Global Note or any portion thereof, whether pursuant to this Section, Section 2.09, 3.06, 4.07, 4.08 or 9.06 or otherwise, shall be authenticated and delivered in the form of, and shall be, a Global Note, unless such Note is registered in the name of a Person other than the Depositary or a nominee thereof.

               (v) None of the Company, the Trustee, any agent of the Trustee, any Paying Agent or the Note Registrar will have any responsibility or liability for any aspect of the Depositary's records (or the records of the Agent Members) relating to or payments made on account of beneficial ownership interests in a Global Note or for maintaining, supervising or reviewing any records of the Depositary relating to such beneficial ownership interests.

               SECTION 2.9.  Replacement Notes.  (a) If any mutilated Note is
                             -----------------
     surrendered to the Trustee, the Company shall execute and upon its written request the Trustee shall authenticate and deliver, in exchange for any such mutilated Note, a new Note containing identical provisions and of like stated principal amount at maturity, bearing a number not contemporaneously outstanding.

               (b)    If there shall be delivered to the Company and the Trustee
     (i) evidence to their satisfaction of the destruction, loss or theft of any Note and (ii) such security or indemnity as may be required by them to save either of them and any agent of each of them harmless, then, in the absence of notice to the Company or the Trustee that such Note has been acquired by a bona fide purchaser, the Company shall execute and upon its request the Trustee shall authenticate and deliver, in lieu of any such destroyed, lost or stolen Note, a new Note containing identical provisions and of like stated principal amount at maturity, bearing a number not contemporaneously outstanding.

               (c) In case any such mutilated, destroyed, lost or stolen Note has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Note, pay such Note.

               (d) Upon the issuance of any new Note under this Section 2.09, the Company may require the payment by the Holder of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

               (e) Every new Note issued pursuant to this Section 2.09 in lieu of any destroyed, lost or stolen Note shall constitute an original additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Note shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Notes duly issued hereunder.

               (f) The provisions of this Section 2.09 are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Notes.

               SECTION 2.10.  Outstanding Notes. (a) Notes outstanding at any
                              -----------------
     time are all Notes authenticated by the Trustee except for those canceled by it, those delivered to it for cancellation and those described in this
     Section 2.10 as not outstanding. A Note does not cease to be outstanding because the Company or an Affiliate of the Company holds such Note.

               (b) If a Note is replaced pursuant to Section 2.09, it ceases to be outstanding unless the Trustee and the Company receive proof satisfactory to them that such replaced Note is held by a bona fide purchaser.

               (c) In determining whether the Holders of the required stated principal amount at maturity of Notes have concurred in any direction, waiver or consent or any amendment, modification or other change to this Indenture, Notes held or beneficially owned by the Company or a Restricted Subsidiary or by an Affiliate of the Company or a Restricted Subsidiary or by agents of any of the foregoing shall be disregarded, except that for the purposes of determining whether the Trustee shall be protected in relying on any such direction, waiver or consent or any amendment, modification or other change to this Indenture, only Notes which a Trust Officer knows are so owned shall be so disregarded. Notes so owned which have been pledged in good faith shall not be disregarded if the pledgee establishes to the satisfaction of the Trustee such pledgee's right so to act with respect to the Notes and that the pledgee is not the Company, a Restricted Subsidiary or an Affiliate of either of them or any of their agents.

               SECTION 2.11.  Temporary Notes. (a) Pending the preparation of
                              ---------------
     definitive Notes, the Company may execute, and the Trustee shall authenticate, temporary notes ("Temporary Notes") which are printed or otherwise produced, of like tenor of the definitive Notes in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations.

               (b) If Temporary Notes are issued, the Company shall cause definitive Notes to be prepared without unreasonable delay. After the preparation of definitive Notes, the Temporary Notes shall be exchangeable for definitive Notes upon surrender of the Temporary Notes to the Trustee, without charge to the Holder. Until so exchanged, Temporary Notes will evidence the same debt and will be entitled to the same benefits under this Indenture as the definitive Notes in lieu of which they have been issued.

               SECTION 2.12.  Cancellation.  The Company at any time may
                              ------------
     deliver Notes to the Trustee for cancellation. The Note Registrar and the Paying Agent shall forward to the Trustee for cancellation any Notes surrendered to them for registration of transfer, exchange, purchase or payment. The Trustee shall cancel all Notes surrendered for registration of transfer, exchange, purchase, payment or cancellation and shall destroy such canceled Notes unless the Company shall by Company Order otherwise direct. The Company may not issue new Notes to replace Notes that have been delivered to the Trustee for cancellation.

               SECTION 2.13.  Payment of Interest; Interest Rights Preserved.
                              ----------------------------------------------
     (a) Interest on any Note which is payable, and is punctually paid or duly provided for, on any Current Interest Payment Date or on any February 15 or August 15 on which Additional Interest is due (an "Additional Interest Payment Date") shall be paid to the Person in whose name such Note is registered at the close of business on the Regular Record Date for such interest payment, which shall be the February 1 or August 1 (whether or not a Business Day), as the case may be, immediately preceding such Current Interest Payment Date or any Additional Interest Payment Date.

               (b) Any interest on any Note which is payable, but is not punctually paid or duly provided for, on any Current Interest Payment Date or any Additional Interest Payment Date (herein called "Defaulted
                                                             ---------
     Interest") shall forthwith cease to be payable to the Holder on the
     --------
     relevant Regular Record Date, and, except as hereinafter provided, such Defaulted Interest, and any interest payable on such Defaulted Interest, may be paid by the Company as provided in clause (i) below:

               (i) The Company may elect to make payment of any Defaulted Interest, and any interest payable on such Defaulted Interest, to the Persons in whose names the Notes are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on the Notes and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount in United States dollars equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such United States dollars when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as provided in this clause. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 calendar days and not less than 10 calendar days prior to the date of the proposed payment and not less than 10 calendar days after the receipt by a Trust Officer of the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be sent, first class mail, postage prepaid, to each Holder at such Holder's address as it appears in the Note Register, not less than 10 calendar days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been mailed as aforesaid, such Defaulted Interest shall be paid to the Persons in whose names the Notes are registered at the close of business on such Special Record Date in the manner contemplated by Section 2.07(a).

               (c) Subject to the foregoing provisions of this Section 2.13, each Note delivered under this Indenture upon registration of transfer of, or in exchange for, or in lieu of, any other Note, shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Note.

               SECTION 2.14.  Authorized Denominations.  The Notes shall be
                              ------------------------
     issuable in minimum denominations of $1,000 stated principal amount at maturity and any integral multiple thereof.

               SECTION 2.15.  Computation of Interest.  Interest on the Notes
                              -----------------------
     be computed on the basis of a 360-day year of twelve 30-day months; provided that Additional Interest shall be computed on the basis of a 365- or 366-day year, as the case may be, and the number of days actually elapsed from and including the date Additional Interest commences to accrue to but excluding the date on which Additional Interest ceases to accrue.

               SECTION 2.16.  Persons Deemed Owners.  Prior to the due
                              ---------------------
     presentation for registration of transfer of any Note, the Company, the Trustee, the Paying Agent and the Note Registrar may deem and treat the Person in whose name the Note is registered as the owner of such Note for the purpose of receiving payment of the principal of, premium, if any, and (subject to Section 2.13) interest on such Note and for all other purposes whatsoever, whether or not such Note is overdue, and none of the Company, the Trustee, the Paying Agent or the Note Registrar shall be affected by notice to the contrary.

               SECTION 2.17.  CUSIP Numbers.  The Company, in issuing the Notes,
                              -------------
     may use "CUSIP" and "ISIN" numbers for each series of Notes and, if so, the Trustee shall use the relevant CUSIP and ISIN numbers in any notices to Holders as a convenience to such Holders; provided that any such notice may state that
                                    --------
     no representation is made as to the correctness or accuracy of the CUSIP and ISIN numbers printed in the notice or on the Notes and that reliance may be placed only on the other identification numbers printed on the Notes. The Company shall promptly notify the Trustee of any change in any CUSIP or ISIN numbers used.

               SECTION 2.18.  Holder Lists. The Trustee shall preserve in as
                              ------------
     current a form as possible the most recent list available to it of the names and addresses of Holders and shall otherwise comply with Trust Indenture Act ((S)) 312(a). If the Trustee is not the Note Registrar, the Company shall furnish to the Trustee as of each Regular Record Date and at such other times as the Trustee may request in writing a list in such form and as of such date as the Trustee may reasonably require of the names and addresses of Holders, including the aggregate stated principal amount at maturity of Notes held by each Holder.


                                  ARTICLE III
                                  Redemption
                                  ----------

               SECTION 3.01.  Notice to Trustee. If the Company elects to redeem
                              -----------------
     Notes pursuant to paragraph 5 of the Notes, it shall notify the Trustee in writing of the Redemption Date and the stated principal amount at maturity of Notes to be redeemed. The Company shall give each such notice to the Trustee at least 60 calendar days prior to the Redemption Date unless the Trustee consents in writing to a shorter period. Such notice shall be accompanied by an Officers' Certificate and an Opinion of Counsel from the Company to the effect that such redemption will comply with any conditions to such redemption set forth herein and in the Notes.

               SECTION 3.02.  Selection of Notes To Be Redeemed. Except as
                              ---------------------------------
     otherwise provided herein, if less than all the Notes are to be redeemed at any time, the Trustee shall select the Notes to be redeemed pro rata, by lot or such other basis as it shall deem fair and appropriate; provided that the Trustee may select for redemption in part only Notes in denominations larger than $1,000 stated principal amount at maturity. In selecting Notes to be redeemed pursuant to this Section 3.02, the Trustee shall make such adjustments, reallocations and eliminations as it shall deem proper so that the stated principal amount at maturity of each Note to be redeemed shall be $1,000 stated principal amount at maturity or an integral multiple thereof, by increasing, decreasing or eliminating any amount less than $1,000 stated principal amount at maturity which would be allocable to any Holder. The Trustee in its discretion may determine the particular Notes (if there are more than one) registered in the name of any Holder which are to be redeemed, in whole or in part. Provisions of this Indenture that apply to Notes called for redemption also apply to portions of Notes called for redemption. The Trustee shall notify the Company promptly of the Notes or portions of Notes to be redeemed.

               SECTION 3.03.  Notice of Redemption.  (a)  At least 30 calendar
                              --------------------
     days but not more than 60 calendar days before a Redemption Date, the Company shall send a notice of redemption, first class mail, postage prepaid, to Holders of Notes to be redeemed at the addresses of such Holders as they appear in the Note Register.

               (b) The notice shall identify the Notes to be redeemed and shall state:

               (i) the Redemption Date;

              (ii) the Redemption Price (and shall specify the portion of such Redemption Price that constitutes the amount of accrued and unpaid interest to be paid, if any);

             (iii) the name and address of the Paying Agent;

              (iv) that the Notes called for redemption must be surrendered to the Paying Agent to collect the Redemption Price;

               (v) if any Note is being redeemed in part, the portion of the stated principal amount at maturity of such Note to be redeemed and that, after the Redemption Date, a new Note or Notes in stated principal amounts at maturity equal to the unredeemed portion will be issued, or, if such Note is a Global Note, such Global Note, with a notation adjusting the stated principal amount at maturity thereof to be equal to the unredeemed portion, will be returned to the Holder thereof;

              (vi) if fewer than all the outstanding Notes are to be redeemed, the identification and stated principal amounts at maturity of the particular Notes to be redeemed;

             (vii) that, unless the Company defaults in making the redemption payment, interest on the Notes (or portions thereof) called for redemption shall cease and such Notes (or portions thereof) shall cease to accrue interest on and after the Redemption Date;

            (viii) the paragraph of the Notes pursuant to which the Notes are being called for redemption;

              (ix) the CUSIP or ISIN if applicable; and

               (x) any other information necessary to enable Holders to comply with the notice of redemption.

               (c) At the Company's request, the Trustee shall give the notice of redemption in the Company's name and at the Company's expense. In such event, the Company shall provide the Trustee with the information required by this Section 3.03 in a timely manner.

               SECTION 3.04.  Effect of Notice of Redemption.  Once notice of
                              ------------------------------
     redemption is mailed, Notes called for redemption shall become due and payable on the Redemption Date and at the Redemption Price stated in such notice. Upon surrender to the Paying Agent, such Notes shall be paid at the Redemption Price stated in such notice. Failure to give notice or any defect in the notice to any Holder shall not affect the validity of the notice to any other Holder.

               SECTION 3.05.  Deposit of Redemption Price.  (a)  Prior to 10:00
                              ---------------------------
     a.m., New York City time, on each Redemption Date, the Company shall deposit with the Paying Agent (or, if the Company, one of its Subsidiaries or any of their Affiliates is the Paying Agent, the Paying Agent shall segregate and hold in trust for the benefit of the Holders) an amount of United States dollars in immediately available funds, sufficient to pay the Redemption Price on all Notes to be redeemed on that date other than Notes or portions of Notes called for redemption on such date which have been delivered by the Company to the Trustee for cancellation. The Paying Agent shall make payment of the funds so deposited or segregated in the manner contemplated by Section 2.07(a).

               (b) So long as the Company complies with the preceding paragraph and the other provisions of this Article III, interest on the Notes to be redeemed on the applicable Redemption Date shall cease to accrue from and after such date and such Notes or portions thereof shall be deemed not to be entitled to any benefit under this Indenture except to receive payment of the Redemption Price on the Redemption Date. If any Note called for redemption shall not be so paid upon surrender for redemption, then, from the Redemption Date until such principal, premium, if any, and accrued but unpaid interest is paid, interest shall be paid on the unpaid principal and premium, if any, and, to the extent permitted by law, on any accrued but unpaid interest thereon, in each case at the rate prescribed therefor by such Notes.

               SECTION 3.06.  Notes Redeemed in Part.  Upon surrender and
                              ----------------------
     cancellation of a Note (other than a Global Note) that is redeemed in part, the Company shall issue and the Trustee shall authenticate and deliver to the surrendering Holder (at the Company's expense) a new Note equal in stated principal amount at maturity to the unredeemed portion of the Note surrendered and canceled; provided that each such Note shall be equal to
                               --------
     $1,000 stated principal amount at maturity or an integral multiple thereof.


                                   ARTICLE IV

                                   Covenants
                                   ---------

               SECTION 4.01.  Payment of Notes.  (a)  The Company shall make all
                              ----------------
     payments in respect of Accreted Value, Offer Purchase Price, stated principal amount at maturity, Redemption Price, Change of Control Purchase Price, Change of Control Redemption Purchase Price, accrued and unpaid Current Interest, and Defaulted Interest, if any, on the Notes in United States dollars in immediately available funds on the dates and in the manner provided in the Notes and in this Indenture. Principal, premium and interest shall be considered paid on the date due if, on such date, the Trustee or the Paying Agent (other than the Company, a Subsidiary of the Company or any of their respective Affiliates) holds in accordance with this Indenture United States dollars in immediately available funds designated for and sufficient to pay all principal, premium and interest then due.

               (b) The Company shall pay interest on overdue amounts (other than Current Interest) due hereunder and interest on overdue installments of interest, to the extent lawful, at a rate per annum equal to the interest rate payable on the Notes.

               SECTION 4.02.  Maintenance of Office or Agency.  (a) The
                              -------------------------------
     Company shall maintain an office in the Borough of Manhattan, the City of New York, or agency where Notes may be presented or surrendered for payment, where Notes may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Company in respect of the Notes and this Indenture may be served. The Company shall give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the office of Harris Trust Company of New York, an affiliate of the Trustee located in the Borough of Manhattan, the City of New York, and the Company hereby appoints the Trustee its agent to receive all presentations, surrenders, notices and demands through such affiliated office of the Trustee.

               (b) The Company may also from time to time designate one or more other offices or agencies (in or outside of the City of New York) where the Notes may be presented or surrendered for any or all of such purposes, and may from time to time rescind such designations; provided that no such
                                                      --------
     designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in The City of New York, for such purposes. The Company shall give prompt written notice to the Trustee of any such designation and any change in the location of any such other office or agency.

               SECTION 4.03.  Money for the Note Payments To Be Held in Trust.
                              -----------------------------------------------
     (a) If the Company, any Subsidiary of the Company or any of their respective Affiliates shall at any time act as Paying Agent with respect to the Notes, such Paying Agent shall, on or before each due date of the principal of (and premium, if any) or interest on any of the Notes, segregate and hold in trust for the benefit of the Persons entitled thereto United States dollars in immediately available funds designated for and sufficient to pay the principal (and premium, if any) or interest so becoming due until such funds shall be paid to such Persons or otherwise disposed of as herein provided, and shall promptly notify the Trustee of its action or failure so to act.

               (b) Whenever the Company shall have one or more Paying Agents with respect to the Notes, it shall, prior to or on each due date of the principal of (and premium, if any) or interest on any of the Notes, deposit with a Paying Agent United States dollars in immediately available funds designated for and sufficient to pay the principal (and premium, if any) or interest so becoming due, such funds to be held in trust for the benefit of the Persons entitled to such principal, premium or interest, and (unless such Paying Agent is the Trustee) the Paying Agent shall promptly notify the Trustee of the Company's action or failure so to act.

               SECTION 4.04.  Corporate Existence.  Subject to the provisions of
                              -------------------
     Article IV and Article V hereof, the Company shall do or cause to be done all things necessary to preserve and keep in full force and effect the corporate existence, rights (charter and statutory) and franchises of the Company and each of its Restricted Subsidiaries; provided that the Company
                                                      --------
     and any such Restricted Subsidiary shall not be required to preserve any such right or franchise if the Board of Directors shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company.

               SECTION 4.05.  Maintenance of Property.  The Company shall cause
                              -----------------------
     all Property used or useful in the conduct of its business or the business of any of its Restricted Subsidiaries and material to the Company and its Restricted Subsidiaries taken as a whole to be maintained and kept in good condition, repair and working order and supplied with all necessary equipment and shall cause to be made all necessary repairs, renewals, replacements, betterments and improvements thereof, all as, in the judgment of the Company, may be necessary so that the business carried on in connection therewith may be properly and advantageously conducted at all times; provided that nothing in this Section 4.05 shall prevent the Company
            --------
     from discontinuing the operation or maintenance of any of such Property if such discontinuance is, in the judgment of management of the Company, desirable in the conduct of its business or the business of any of its Restricted Subsidiaries.

               SECTION 4.06.  Payment of Taxes and Other Claims.  The Company
                              ---------------------------------
     shall pay or discharge or cause to be paid or discharged, before the same shall become delinquent, (a) all material taxes, assessments and governmental charges levied or imposed upon the Company or any of its Restricted Subsidiaries or upon the income, profits or Property of the Company or any of its Restricted Subsidiaries and (b) all material lawful claims for labor, materials and supplies which, if unpaid, might become a Lien (other than a Permitted Lien) upon the Property of the Company or any of its Restricted Subsidiaries; provided that the Company shall not be
                                     --------
     required to pay or discharge or cause to be paid or discharged any such tax, assessment, charge or claim whose amount, applicability or validity is being contested in good faith by appropriate proceedings upon stay of execution or the enforcement thereof and for which adequate reserves in accordance with GAAP or other appropriate provision has been made.

               SECTION 4.07.  Repurchase at the Option of Holders upon a Change
                              -------------------------------------------------
     of Control.  (a)  Upon the occurrence of a Change of Control, each Holder
     ----------
     will have the right to require the Company to repurchase all or any part (equal to $1,000 stated principal amount at maturity or an integral multiple thereof) of such Holder's Notes pursuant to the offer described in
     Section 4.07(b) (the "Change of Control Offer") at a purchase price (the
                           -----------------------
     "Change of Control Purchase Price") equal to 101% of the Accreted
      --------------------------------

     Value thereof plus accrued and unpaid Current Interest, if any, thereon to but excluding any Change of Control Payment Date.

               (b) Within 30 calendar days of the date of any Change of Control, the Company, or the Trustee at the request and expense of the Company, shall send to each Holder by first class mail, postage prepaid, a notice prepared by the Company stating:

               (i) that a Change of Control has occurred and a Change of Control Offer is being made pursuant to this Section 4.07, and that all Notes or portions thereof that are timely tendered will be accepted for payment;

               (ii) the Change of Control Purchase Price, and the date Notes are to be purchased pursuant to the Change of Control Offer (the "Change of Control Payment Date"), which date shall be a date
           ------------------------------
          occurring no earlier than 30 calendar days nor later than 60 calendar days subsequent to the date such notice is mailed;

               (iii) that any Notes or portions thereof not tendered or accepted for payment will continue to accrue interest;

               (iv) that, unless the Company defaults in the payment of the Change of Control Purchase Price with respect thereto, all Notes or portions thereof accepted for payment pursuant to the Change of Control Offer shall cease to accrue interest from and after the Change of Control Payment Date;

               (v) that any Holder electing to have any Notes or portions thereof purchased pursuant to a Change of Control Offer will be required to surrender such Notes, with the form entitled "Option of Holder to Elect Purchase" on the reverse of such Notes completed, to the Paying Agent at the address set forth in the notice, prior to the close of business on the third Business Day preceding the Change of Control Payment Date;

               (vi) that any Holder shall be entitled to withdraw such election if the Paying Agent receives, not later than the close of business on the second Business Day preceding the Change of Control Payment Date, a telegram, telex, facsimile transmission or letter, setting forth the name of the Holder, the stated principal amount at maturity of Notes delivered for purchase, and a statement that such Holder is withdrawing such Holder's election to have such Notes or portions thereof purchased pursuant to the Change of Control Offer;

               (vii) that any Holder electing to have Notes purchased pursuant to the Change of Control Offer must specify the stated principal amount at maturity that is being tendered for purchase, which amount must be $1,000 stated principal amount at maturity or an integral multiple thereof;

               (viii) that any Holder whose Notes are being purchased only in part will be issued new Notes equal in stated principal amount at maturity to the unpurchased portion of the Note or Notes surrendered, which unpurchased portion must be equal to $1,000 stated principal amount at maturity or an integral multiple thereof, or, if such Note is a Global Note, such Global Note, with a notation adjusting the stated principal amount at maturity thereof to be equal to the unpurchased portion, will be returned to the Holder thereof;

               (ix) that, if after giving effect to the Change of Control Offer, at least 95% of the original aggregate stated principal amount at maturity of the Notes has been redeemed or repurchased, the Company shall have the right to redeem the balance of the Notes at the Change of Control Redemption Purchase Price; and

               (x) any other information necessary to enable any Holder to tender Notes and to have such Notes purchased pursuant to this Section 4.07(b).

               (c) On the Change of Control Payment Date, the Company shall (i) accept for payment any Notes or portions thereof properly tendered pursuant to the Change of Control Offer; (ii) irrevocably deposit with the Paying Agent (or, if the Company, one of its Subsidiaries or any of their Affiliates is the Paying Agent, the Paying Agent shall segregate and hold in trust for the benefit of the Holders), by 10:00 a.m., New York City time, on such date, in United States dollars in immediately available funds, an amount equal to the Change of Control Purchase Price in respect of all Notes or portions thereof so accepted other than Notes or portions of Notes called for redemption on such date which have been delivered by the Company to the Trustee for cancellation; and (iii) deliver, or cause to be delivered, to the Trustee the Notes so accepted together with an Officers' Certificate listing the Notes or portions thereof tendered to the Paying Agent and accepted for payment. The Paying Agent shall make payment of the funds so deposited or segregated in the manner contemplated by
     Section 2.07(a).

               (d) Upon surrender and cancellation of a Note (other than a Global Note) that is purchased in part pursuant to the Change of Control Offer, the Company shall execute and the Trustee shall promptly authenticate and deliver to the surrendering Holder of such Note, a new Note equal in stated principal amount at maturity to the unpurchased portion of such surrendered Note; provided that each such new Note shall be
                                       --------
     equal to $1,000 stated principal amount at maturity or an integral multiple thereof.

               (e) If after giving effect to a Change of Control Offer at least 95% of the original aggregate stated principal amount at maturity of the Notes has been redeemed or repurchased, the Company shall have the right to redeem the balance of the Notes at a redemption price (the "Change of
                                                                 ---------
     Control Redemption Purchase Price") equal to 101% of the Accreted Value
     ---------------------------------
     thereof plus accrued and unpaid Current Interest, if any, thereon to but excluding the date of redemption (the "Change of Control Redemption Date")
                                            ---------------------------------
     by sending (or, at the request and expense of the Company, having the Trustee send) the Holders by first class mail, postage prepaid, a notice prepared by the Company of such redemption within 30 calendar days of the Change of Control Payment Date with respect to such Change of Control Offer (the "Change of Control
                                                        -----------------
     Redemption") stating:
     ----------

                (i) that a Change of Control Offer has been consummated and after giving effect thereto at least 95% of the original aggregate stated principal amount at maturity of the Notes has been redeemed or repurchased;

               (ii) that the Company is exercising its right, pursuant to this Section 4.07(e), to redeem the balance of the outstanding Notes;

               (iii) the Change of Control Redemption Date with respect to such Notes, which date shall be no earlier than 30 days nor later than 60 days from the date such notice is mailed;

               (iv) that, unless the Company defaults in the payment of the Change of Control Redemption Purchase Price with respect to such Notes, all such Notes shall cease to accrue interest from and after such Change of Control Redemption Date;

               (v) that all Holders are required to surrender such Notes to the Paying Agent at the address specified in the notice prior to the close of business on the third Business Day preceding the Change of Control Redemption Date to collect the Change of Control Redemption Purchase Price; and

               (vi)   such other matters as are required by Section 3.03.

               (f)  On the Change of Control Redemption Date, the Company shall:

               (i) accept for payment Notes or portions thereon properly tendered pursuant to the Change of Control Redemption;

               (ii) deposit with the Paying Agent (or, if the Company, one of its Subsidiaries or any of their Affiliates is the Paying Agent, the Paying Agent shall segregate and hold in trust for the benefit of the Holders), by 10:00 a.m., New York City time, on such date, in United States dollars in immediately available funds, an amount equal to the Change of Control Redemption Purchase Price in respect of all Notes or portions thereof to be redeemed on that date; and

               (iii) deliver, or cause to be delivered, to the Trustee the Notes so accepted together with an Officer's Certificate listing the Notes tendered to the Paying Agent and accepted for payment.

     The Paying Agent shall make payment of the funds so deposited or segregated in the manner contemplated by Section 2.07(a).

               (g) To the extent such laws and regulations are applicable, the Company shall comply with the requirements of Section 14(e) under the Exchange Act and any other securities laws or regulations in connection with the repurchase of Notes pursuant to a Change of Control Offer or a Change of Control Redemption.

               SECTION 4.08.  Limitation on Asset Sales.  (a)  The Company shall
                              -------------------------
     not, and shall not permit any of its Restricted Subsidiaries, directly or indirectly, to, consummate any Asset Sale, unless:

               (i) the Company or such Restricted Subsidiary, as the case may be, receives consideration for such Asset Sale at least equal to the Fair Market Value (as evidenced by a Board Resolution delivered to the Trustee) of the Property or other assets sold or otherwise disposed of;

               (ii) at least 75% of the consideration received in respect of such Asset Sale by the Company or such Restricted Subsidiary, as the case may be, for such Property or other assets consists of (A) Cash Proceeds or Telecommunications Assets; or (B) the assumption of Indebtedness of the Company or such Restricted Subsidiary (other than Indebtedness that is subordinated by its terms to the Notes) and the release of the Company or the Restricted Subsidiary, as the case may be, from all liability on the Indebtedness assumed; or (C) publicly-traded shares of Capital Stock (other than Preferred Stock and Disqualified Stock) traded in the United States of any Person engaged in a Telecommunications Business; and

               (iii) the Company or any Restricted Subsidiary, as the case may be, uses the Net Cash Proceeds from such Asset Sale in the manner set forth in Section 4.08(b).

               (b) Within 360 calendar days after the closing of any Asset Sale, the Company or any Restricted Subsidiary, as the case may be, may, at its option, do any one or more of the following:

               (i) reinvest an amount equal to the Net Cash Proceeds, or any portion thereof, from such Asset Sale in Telecommunications Assets or in Capital Stock of any Person engaged in the Telecommunications Business;

               (ii) apply an amount equal to such Net Cash Proceeds (or remaining Net Cash Proceeds) (A) to the permanent reduction of senior secured Indebtedness of the Company (other than Indebtedness to a Restricted Subsidiary unless the proceeds thereof are used by such Restricted Subsidiary in a manner contemplated by clauses (i) through
          (iii) of this paragraph) or other Indebtedness of the Company (other than Indebtedness to a Restricted Subsidiary unless the proceeds thereof are used by such Restricted Subsidiary in a manner contemplated by clauses (i) through (iii) of this paragraph) that is senior to the Notes or to the permanent reduction of Indebtedness, or to the redemption of Preferred Stock, of any Restricted Subsidiary (other than Indebtedness to, or Preferred Stock owned by, the Company or another Restricted Subsidiary unless the proceeds thereof are used by the Company or such Restricted Subsidiary in a manner contemplated by clauses (i) through (iii) of this paragraph) or (B) to the extent none of the

          Company or any of its Restricted Subsidiaries has any Indebtedness outstanding of the type referred to in the immediately preceding clause (A) (other than Indebtedness under senior secured revolving credit facilities), to the repayment of outstanding Indebtedness under any such revolving credit facility; provided, however, that neither
                                              --------  -------
          the Company nor any Restricted Subsidiary shall be required to permanently reduce the commitments under any such revolving credit facility by an amount equal to the outstanding Indebtedness thereunder so repaid or prepaid; or

               (iii) apply an amount equal to such Net Cash Proceeds (or remaining Net Cash Proceeds) to prepay, whether in whole or in part, Indebtedness that is pari passu with the Notes and that matures prior to February 15, 2008.

     Net Cash Proceeds from any Asset Sale that are not used as described in clauses (i) through (iii) above within 360 calendar days of the closing of such Asset Sale shall constitute "Excess Proceeds."
                                       ---------------

               (c) If on any date the aggregate amount of Excess Proceeds calculated as of such date exceeds $5,000,000 on, the Company shall use the then-existing Excess Proceeds to make an offer, as described in Section 4.08(d) (an "Asset Sale Offer"), to purchase on a pro rata basis (i) Notes
                  ----------------
     at a purchase price (the "Offer Purchase Price") in cash in United States
                               --------------------
     dollars in immediately available funds equal to 100% of the Accreted Value thereof, plus accrued and unpaid Current Interest thereon, if any, to but excluding the Asset Sale Payment Date (as defined in Section 4.08(d)(ii)) and (ii) to the extent required by the terms thereof, any other Indebtedness of the Company that is pari passu with the Notes. The pro rata amount of such Excess Proceeds to be used to purchase Notes shall be in an amount equal to the aggregate amount of such Excess Proceeds multiplied by the quotient obtained by dividing the Accreted Value of the outstanding Notes by the sum of such Accreted Value and the principal amount of such other Indebtedness.

               (d) Within 30 calendar days of the date on which the aggregate amount of Excess Proceeds exceeds $5,000,000, the Company, or the Trustee at the request and expense of the Company, shall send to each Holder by first class mail, postage prepaid, a notice prepared by the Company stating:

               (i)    that an Asset Sale Offer is being made pursuant to this
          Section 4.08, and that all Notes or portions thereof that are timely tendered will be accepted for payment, subject to proration in the event the amount of Excess Proceeds to be applied to repurchase Notes is less than the aggregate Offer Purchase Price of all Notes timely tendered pursuant to the Asset Sale Offer;

               (ii) the Offer Purchase Price, the amount of Excess Proceeds that are available to be applied to purchase tendered Notes, and the date Notes or portions thereof are to be purchased pursuant to the Asset Sale Offer (the "Asset Sale Payment Date"), which date shall be
                                 -----------------------
          a date no earlier than 30 calendar days nor later than 60 calendar days subsequent to the date such notice is mailed;

               (iii) that any Notes or portions thereof not tendered or accepted for payment will continue to accrue interest;

               (iv) that, unless the Company defaults in the payment of the Offer Purchase Price with respect thereto, all Notes or portions thereof accepted for payment pursuant to the Asset Sale Offer shall cease to accrue interest from and after such Asset Sale Payment Date;

               (v) that any Holder electing to have any Notes or portions thereof purchased pursuant to the Asset Sale Offer will be required to surrender such Notes, with the form entitled "Option of Holder to Elect Purchase" on the reverse of such Notes completed, to the Paying Agent at the address specified in the notice, prior to the close of business on the third Business Day preceding the Asset Sale Payment Date;

               (vi) that any Holder shall be entitled to withdraw such election if the Paying Agent receives, not later than the close of business on the second Business Day preceding the Asset Sale Payment Date, a telegram, telex, facsimile transmission or letter, setting forth the name of the Holder, the stated principal amount at maturity of Notes delivered for purchase, and a statement that such Holder is withdrawing such Holder's election to have such Notes or portions thereof purchased pursuant to the Asset Sale Offer;

               (vii) that any Holder electing to have Notes purchased pursuant to the Asset Sale Offer must specify the stated principal amount at maturity that is being tendered for purchase, which amount must be equal to $1,000 stated principal amount at maturity or an integral multiple thereof;

               (viii) that any Holder whose Notes are being purchased only in part will be issued new Notes equal in stated principal amount at maturity to the unpurchased portion of the Note or Notes surrendered, which unpurchased portion will be equal to $1,000 stated principal amount at maturity or an integral multiple thereof, or, if such Note is a Global Note, such Global Note, with a notation adjusting the stated principal amount at maturity thereof to be equal to the unredeemed portion, will be returned to the Holder thereof; and

               (ix) any other information necessary to enable any Holder to tender Notes and to have such Notes purchased pursuant to this Section 4.08.

               (e) To the extent that the aggregate Offer Purchase Price of all Notes tendered pursuant to an Asset Sale Offer is less than the Excess Proceeds relating thereto (such shortfall constituting a "Deficiency"),
                                                               ----------
     upon completion of such Asset Sale Offer (including payment of the Offer Purchase Price for accepted Notes), the Company may use such Deficiency for general corporate purposes and such Deficiency shall not thereafter constitute Excess Proceeds for any purpose.

               (f) In the event the aggregate Accreted Value of the outstanding Notes tendered pursuant to an Asset Sale Offer is in excess of the Excess Proceeds to be used to purchase such Notes as indicated in the notice required by Section 4.08(d), the Trustee shall select the Notes to be purchased by such Excess Proceeds on a pro rata basis, with such adjustments as may be deemed appropriate by the Trustee, so that only Notes in stated principal amounts at maturity of $1,000 or an integral multiple thereof shall be purchased. Any amount remaining after giving effect to such purchase shall constitute a Deficiency and shall be applied as provided in Section 4.08(e).

               (g) On the Asset Sale Payment Date, the Company shall (i) accept for payment any Notes or portions thereof properly tendered and selected for purchase pursuant to the Asset Sale Offer and Section 4.08(f); (ii) irrevocably deposit with the Paying Agent (or, if the Company, one of its Subsidiaries or any of their Affiliates is the Paying Agent, the Paying Agent shall segregate and hold in trust for the benefit of the Holders), by 10:00 a.m., New York City time, on such date, in United States dollars in immediately available funds, an amount equal to the Offer Purchase Price in respect of all Notes or portions thereof so accepted other than Notes or portions of Notes called for redemption on such date which have been delivered by the Company to the Trustee for cancellation; and (iii) deliver, or cause to be delivered, to the Trustee the Notes so accepted together with an Officers' Certificate listing the Notes or portions thereof tendered to the Company and accepted for payment. The Paying Agent shall make payment of the funds so deposited or segregated in the manner contemplated by Section 2.07(a). The Company shall publicly announce the results of the Asset Sale Offer on or as soon as practicable after the Asset Sale Payment Date.

               (h) Upon surrender and cancellation of a Note (other than a Global Note) that is purchased in part, the Company shall execute and the Trustee shall promptly authenticate and deliver to the surrendering Holder of such Note a new Note equal in stated principal amount at maturity to the unpurchased portion of such surrendered Note; provided that each such new
                                                   --------
     Note shall be in a stated principal amount at maturity of $1,000 or an integral multiple thereof.

               (i) Upon completion of an Asset Sale Offer (including payment of the Offer Purchase Price for accepted Notes), the amount of Excess Proceeds for the purposes of the Notes and this Indenture shall be reset to zero.

               (j) To the extent such laws and regulations are applicable, the Company shall comply with the requirements of Section 14(e) under the Exchange Act and any other securities laws or regulations in connection with the repurchase of Notes pursuant to an Asset Sale Offer.

               SECTION 4.09.  Limitation on Consolidated Indebtedness.  (a)  The
                              ---------------------------------------
     Company will not, and will not permit any Restricted Subsidiary to, directly or indirectly, Incur any Indebtedness after the Issue Date unless, after giving effect to the Incurrence of such Indebtedness and the receipt and application of the net proceeds therefrom, the ratio of (A) the aggregate consolidated principal amount of Indebtedness of the Company (including, in the case of the Notes, only the Accreted Value thereof) outstanding as of the most recent available quarterly or annual balance sheet, after giving pro forma effect to the Incurrence of such Indebtedness and any other Indebtedness Incurred since such balance sheet date and the receipt and application of the proceeds thereof, to (B) Consolidated Cash Flow Available for Fixed Charges for the four full fiscal quarters immediately preceding the Incurrence of such Indebtedness for which consolidated financial statements of the Company are available, determined on a pro forma basis as if any such Indebtedness had been Incurred and the proceeds thereof had been applied at the beginning of such four fiscal quarters, would be less than 6.0 to 1.0 for such four-quarter periods.

               (b) Notwithstanding the foregoing limitation, the Company and its Restricted Subsidiaries may Incur each and all of the following:

               (i) Senior Indebtedness in an aggregate principal amount outstanding at any one time not to exceed $100,000,000, and any renewal, extension, refinancing or refunding thereof in an amount which, together with any principal amount remaining outstanding or available pursuant to this clause (i) does not exceed the aggregate principal amount outstanding or available under all such Senior Indebtedness immediately prior to such renewal, extension, refinancing or refunding, less, in any case, any amount of such Indebtedness permanently repaid under Section 4.08;

               (ii) Indebtedness (including Guarantees) Incurred to finance the cost (including the cost of design, development, acquisition, construction, installation, improvement, transportation or integration) to acquire equipment, inventory or network assets (including acquisitions by way of any Capital Lease Obligation and acquisitions of Capital Stock of a Person that becomes a Restricted Subsidiary to the extent of the Fair Market Value of the equipment, inventory or network assets so acquired) by the Company or a Restricted Subsidiary after the Issue Date;

               (iii) Indebtedness owed by the Company to any Significant Restricted Subsidiary or Indebtedness owed by a Restricted Subsidiary to the Company or to a Significant Restricted Subsidiary; provided
                                                                    --------
          that upon either (A) the transfer or other disposition by a Significant Restricted Subsidiary or the Company of any Indebtedness so permitted to a Person other than the Company or a Significant Restricted Subsidiary or (B) the issuance (other than directors' qualifying shares), sale, transfer or other disposition of shares of Capital Stock (including by amalgamation, consolidation or merger) of a Significant Restricted Subsidiary (such that upon such sale, transfer or other disposition such Restricted Subsidiary would no longer meet the definition of a Significant Restricted Subsidiary) to a Person other than the Company or a Significant Restricted Subsidiary, the provisions of this clause (iii) shall no longer be applicable to such Indebtedness and such Indebtedness shall be deemed to have been Incurred at the time of such transfer or other disposition;

               (iv) Indebtedness Incurred to renew, extend, refinance or refund (including successive extensions, renewals, refinancing and refundings), whether in whole or in part (each, a "refinancing") (A) the Notes, (B) Indebtedness outstanding at the date of this Indenture,
          (C) Indebtedness Incurred pursuant to clause (ii) of this Section 4.09(b) or (D) Indebtedness Incurred pursuant to Section 4.09(a), in an aggregate principal amount not to exceed the aggregate principal amount of the Indebtedness so refinanced plus the amount of any premium required to be paid in connection with such refinancing pursuant to the terms of the Indebtedness so refinanced or the amount of any premium reasonably determined by the Company as necessary to accomplish such refinancing by means of a tender offer or privately negotiated repurchase, plus the expenses of the Company and its Restricted Subsidiaries incurred in connection with such refinancing; provided that Indebtedness the proceeds of which are used to refinance
          --------
          the Notes or Indebtedness which is pari passu with the Notes or Indebtedness which is subordinate in right of payment to the Notes shall only be permitted under this clause (iv) if (Y) in the case of any refinancing of the Notes or Indebtedness which is pari passu with the Notes, the refinancing Indebtedness is made pari passu to the Notes or constitutes Subordinated Indebtedness, and, in the case of any refinancing of Subordinated Indebtedness, the refinancing Indebtedness constitutes Subordinated Indebtedness and (Z) in any case, the refinancing Indebtedness by its terms, or by the terms of any agreement or instrument pursuant to which such Indebtedness is issued, (1) does not provide for payments of principal of such Indebtedness at stated maturity or by way of a sinking fund applicable thereto or by way of any mandatory redemption, defeasance, retirement or repurchase thereof by the Company (including any redemption, retirement or repurchase which is contingent upon events or circumstances, but excluding any retirement required by virtue of the acceleration of any payment with respect to such Indebtedness upon any event of default thereunder), in each case prior to the time the same are required by the terms of the Indebtedness being refinanced and (2) does not permit redemption or other retirement (including pursuant to an offer to purchase made by the Company) of such Indebtedness at the option of the holder thereof prior to the time the same are required by the terms of the Indebtedness being refinanced, other than a redemption or other retirement at the option of the holder of such Indebtedness (including pursuant to an offer to purchase made by the Company) which is conditioned upon a change of control pursuant to provisions substantially similar to those described in Section 4.07(a) through (d);

               (vi) Indebtedness (A) in respect of performance, surety or appeal bonds provided in the ordinary course of business, (B) in respect of guarantees or letters of credit Incurred in the ordinary course of business or (C) arising from customary agreements providing for indemnification, adjustment of purchase price or similar obligations, or from guarantees or letters of credit, surety bonds or performance bonds securing any obligations of the Company or any of its Restricted Subsidiaries pursuant to such agreements, in the case of this clause (C) Incurred in connection with the disposition of any business, assets or Restricted Subsidiary (other than Guarantees of Indebtedness Incurred by any Person acquiring all or any portion of such business, assets or Restricted Subsidiary for the purpose of financing such acquisition);

               (vi) Indebtedness outstanding under the Notes and this Indenture;

               (vii) Subordinated Indebtedness in an aggregate principal amount outstanding at any one time not to exceed $100,000,000, less, in any case, any amount of such Indebtedness permanently repaid as provided under Section 4.08;

               (viii) Indebtedness of the Company not to exceed, at any one time outstanding, two times (A) the Net Cash Proceeds received by the Company after the Issue Date as a capital contribution or from the issuance and sale of its Capital Stock (other than Disqualified Stock) to a Person that is not a Subsidiary of the Company, to the extent (X) such capital contribution or Net Cash Proceeds have not been used pursuant to Section 4.11(a)(iii)(C) or Section 4.11(b)(ii) or (vi) to make a Restricted Payment and (Y) if such capital contribution or Net Cash Proceeds are used to consummate a transaction pursuant to which the Company Incurs Acquired Indebtedness, the amount of such Net Cash Proceed exceeds one-half of the amount of Acquired Indebtedness so Incurred and (B) 80% of the fair market value of property (other than cash and cash equivalents) received by the Company after the Issue Date from the sale of its Capital Stock (other than Disqualified Stock) to a Person that is not a Subsidiary of the Company, to the extent (X) such capital contribution or Net Cash Proceeds have not been used pursuant to Section 4.11(a)(iii)(C) or Section 4.11(b)(ii) to make a Restricted Payment and (Y) if such capital contribution or Capital Stock is used to consummate a transaction pursuant to which the Company Incurs Acquired Indebtedness, 80% of the fair market value of the property received exceeds one-half of the amount of Acquired Indebtedness so Incurred provided, in the case of each of clause (A) and (B), that any such Indebtedness Incurred pursuant to this clause
          (viii) does not mature prior to the Stated Maturity of the Notes and has an Average Life longer than the Notes;

               (ix)   Acquired Indebtedness;

               (x) Indebtedness of the Company to the extent the net proceeds thereof are promptly (A) used to repurchase Notes tendered as a result of a Change of Control Offer or (B) deposited to defease the Notes as provided under Article VIII; and

               (xi) Indebtedness not otherwise permitted to be Incurred pursuant to clauses (i) through (x) above, which, together with any other outstanding Indebtedness Incurred pursuant to this clause (xi), will not exceed $5,000,000 aggregate principal amount at any one time outstanding.

               (c) For purposes of determining any particular amount of Indebtedness under this Section 4.09, (i) Guarantees, Liens or obligations with respect to letters of credit supporting Indebtedness otherwise included in the determination of such particular amount shall not be included and (ii) any Liens granted pursuant to the equal and ratable provisions referred to in Section 4.12 shall not be treated as Indebtedness. For purposes of determining compliance with this
     Section 4.09, in the event that an item of Indebtedness meets the criteria of more than one of the types of Indebtedness described in the above clauses, the Company, in its sole discretion, shall classify such item of Indebtedness and only be required to include the amount and type of such Indebtedness in one of such clauses; provided, however, that the Company
                                          --------  -------
     may allocate portions of such Indebtedness between or among such clauses.

               SECTION 4.10.  Reserved.
                              --------

               SECTION 4.11.  Limitation on Restricted Payments. (a) The
                              ---------------------------------
     Company will not, and will not permit any of its Restricted Subsidiaries to, directly or indirectly, make any Restricted Payment unless, at the time of and after giving effect to such proposed Restricted Payment:

               (i) no Default or Event of Default shall have occurred and be continuing or shall occur as a consequence thereof;

               (ii) after giving effect, on a pro forma basis, to such Restricted Payment and the Incurrence of any Indebtedness the net proceeds of which are used to finance such Restricted Payment, the Company could Incur at least $1.00 of additional Indebtedness pursuant to Section 4.09(a); and

               (iii) after giving effect to such Restricted Payment on a pro forma basis, the aggregate amount expended (the amount so expended, if other than cash, to be determined in good faith by a majority of the disinterested members of the Board of Directors, whose determination shall be conclusive and evidenced by a Board Resolution) or declared for all Restricted Payments after the Issue Date does not exceed the sum of (A) 50% of the Consolidated Net Income of the Company (or, if Consolidated Net Income shall be a deficit, minus 100% of such deficit) for the period (taken as one accounting period) beginning on the last day of the fiscal quarter immediately preceding the Issue Date and ending on the last day of the fiscal quarter for which the Company's financial statements are available immediately preceding the date of such Restricted Payment, plus (B) 100% of the net reduction in Investments, subsequent to the Issue Date, in any Person, resulting from payments of interest on Indebtedness, dividends, repayments of loans or advances, or other transfers of Property (but only to the extent such interest, dividends, repayments or other transfers of Property are not included in the calculation of Consolidated Net Income), in each case to the Company or any Restricted Subsidiary from any Person (including from Unrestricted Subsidiaries) or from redesignations of Unrestricted Subsidiaries as Restricted Subsidiaries (valued in each case as provided in the definition of "Investment"), not to exceed in the case of any Person the amount of Investments previously made subsequent to the Issue Date by the Company or any Restricted Subsidiary in such Person and which was treated as a Restricted Payment, plus (C) the aggregate Net Cash Proceeds received after the Issue Date (X) as capital contributions to the

          Company, (Y) from the issuance (other than to a Subsidiary of the Company) of Capital Stock (other than Disqualified Stock) of the Company and warrants, rights or options on Capital Stock (other than Disqualified Stock) of the Company, or (Z) from the conversion of Indebtedness of the Company into Capital Stock (other than Disqualified Stock and other than by a Subsidiary of the Company) of the Company after the date of this Indenture, except, in the case of this clause (C), to the extent such Net Cash Proceeds are used to Incur Indebtedness pursuant to Section 4.09(b)(vii) or to make Restricted Payments under Section 4.11(b)(ii) or (vi).

               (b) The foregoing limitations shall not prevent the Company from:

               (i) paying a dividend on its Capital Stock at any time within 60 days after the declaration thereof if, on the declaration date, the Company could have paid such dividend in compliance with Section 4.11(a);

               (ii) retiring (A) any Capital Stock of the Company or (B) any Indebtedness of the Company that is subordinate in right of payment to the Notes, in exchange for, or out of the proceeds of the substantially concurrent sale of Qualified Stock of the Company;

               (iii) retiring any Indebtedness of the Company subordinated in right of payment to the Notes in exchange for, or out of the proceeds of, the substantially concurrent Incurrence of Indebtedness of the Company (other than Indebtedness to a Subsidiary of the Company), provided that such new Indebtedness (A) is subordinated in right of payment to the Notes at least to the same extent as the Indebtedness being refinanced, (B) has an Average Life longer than the Notes, and
          (C) has no scheduled principal payments due in any amount earlier than the equivalent amount of principal under the Indebtedness so retired;

               (iv) retiring any Capital Stock or options to acquire Capital Stock of the Company held by any directors, officers or employees of the Company or any Restricted Subsidiary upon the termination of such Person's tenure as a director or employee, as the case may be; provided that the aggregate price paid for all such retired Capital
          --------
          Stock or options shall not exceed $5,000,000 in the aggregate;

               (v) retiring any Capital Stock of the Company to the extent necessary (as determined in good faith by a majority of the disinterested members of the Board of Directors, whose determination shall be conclusive and evidenced by a Board Resolution) to prevent the loss, or to secure the renewal or reinstatement, of any license or franchise held by the Company or any Restricted Subsidiary from any governmental agency;

               (vi) Investments in a Person the primary business of which is related, ancillary or complimentary to the business of the Company and its Restricted Subsidiaries on the date of such Investments; provided, that the aggregate amount of Investments made pursuant to this clause (vi) does not exceed the sum of (A) $20,000,000 and (B) the amount of Net Cash Proceeds received by the Company after the Issue Date as a capital contribution or from the sale of its Capital Stock (other than Disqualified Stock) to a Person who is not a Subsidiary of the Company, except to the extent such Net Cash Proceeds are used to Incur Indebtedness pursuant to Section 4.09(b)(vi) or to make Restricted Payments pursuant to
          Section 4.11(a)(iii)(C) or clause (ii) or clause (vi) of this Section 4.11(b), plus (C) the net reduction in Investments made pursuant to this clause (vi) resulting from distributions on or repayments of such Investments from the Net Cash Proceeds from the sale of any such Investment (except in each case to the extent any such payment or proceeds are included in the calculation of Consolidated Net Income) or from such Person becoming a Restricted Subsidiary (valued in each case as provided in the definition of "Investment"), provided that the net reduction in any Investment shall not exceed the amount of such Investment;

               (vii) the declaration or payment of dividends on the Common Stock of the Company (so long as such dividends are paid to the holders of all classes of Common Stock (following a Public Equity Offering of such Common Stock of up to 6% per annum of the Net Cash Proceeds received by the Company in such Public Equity Offering;

               (viii) payments or distributions to dissenting stockholders pursuant to applicable law to the extent required in connection with a consolidation, merger or transfer of assets that complies with the provisions of the Indenture applicable to mergers, consolidations and transfers of all or substantially all of the property and assets of the Company; and

               (ix) making Investments not otherwise permitted in an aggregate amount not to exceed $2,000,000 at any one time outstanding.

               (c) In determining the amount of Restricted Payments permissible under this Section 4.11, amounts expended pursuant to clauses (ii) and
     (iii) of Section 4.11(b) hereof shall not be included as Restricted
     Payments.

               (d) Not later than the date of making any Restricted Payment (including any Restricted Payment permitted to be made pursuant to Section 4.11(b) or Section 4.11(c)), the Company shall deliver to the Trustee an Officers' Certificate stating that such Restricted Payment is permitted and setting forth the basis upon which the required calculations were computed, which calculations may be based upon the Company's latest available financial statements.

               SECTION 4.12.  Limitation on Liens.  (a) The Company may not,
                              -------------------
     and may not permit any Restricted Subsidiary to, directly or indirectly, Incur or suffer to exist any Lien on or with respect to any Property or other assets or interests therein now owned or hereafter acquired or any income or profits therefrom or any interest thereon to secure any Indebtedness without making, or causing such Restricted Subsidiary to make, effective provision for securing the Notes equally and ratably with such Indebtedness, provided that no Indebtedness of the Company which is
                        --------
     subordinate in right of payment to the Notes may be so secured.

               (b)  The foregoing restrictions shall not apply to:

               (i) Liens existing on the date of this Indenture and securing Indebtedness outstanding on the date of this Indenture;

               (ii)   Liens Incurred on or after the Issue Date pursuant to
          Section 4.09(b)(i);

               (iii) Liens in favor of the Company or any Significant Restricted Subsidiary;

               (iv) Liens on Property of the Company or a Restricted Subsidiary acquired, constructed or constituting improvements made after the Issue Date to secure Indebtedness Incurred pursuant to
          Section 4.09(b)(ii) which is otherwise permitted under this Indenture, provided that (A) the principal amount of any Indebtedness secured by
          --------
          any such Lien does not exceed 100% of such purchase price or cost of construction or improvement of the Property subject to such Lien, (B) such Lien attaches to such Property prior to, at the time of or within 180 days after the engineering, acquisition, installation, development, improvement, completion of construction or commencement of operation of such Property and (C) such Lien does not extend to or cover any Property other than the specific item of Property (or portion thereof) acquired, engineered, constructed, installed, developed or constituting the improvements made with the proceeds of such Indebtedness;

               (v)    Liens to secure Acquired Indebtedness, provided that (A)
                                                             --------
          such Lien attaches to the acquired asset prior to the time of the acquisition of such asset and (B) such Lien does not extend to or cover any other Property;

               (vi) Liens to secure Indebtedness Incurred to extend, renew, refinance or refund (or successive extensions, renewals, refinancings or refundings), in whole or in part, Indebtedness secured by any Lien referred to in clauses (i), (ii), (iv) and (v) of this paragraph so long as such Lien does not extend to any other Property and the principal amount of Indebtedness so secured is not increased except as otherwise permitted under Section 4.09(b)(iv);

               (vii) Liens not otherwise permitted by the foregoing clauses (i) through (vi) in an aggregate amount not to exceed 5% of the Company's Consolidated Tangible Assets as of the date on which any such Lien arises;

               (viii) Liens granted after the Issue Date pursuant to Section 4.12(a) to secure the Notes; and

               (ix)   Permitted Liens.

               SECTION 4.13.  Limitation on Sale and Leaseback Transactions.
                              ---------------------------------------------
     The Company will not, and will not permit any of its Restricted Subsidiaries to, directly or indirectly, enter into, assume, Guarantee or otherwise become liable with respect to any Sale and Leaseback Transaction (other than a Sale and Leaseback Transaction between the Company or a Restricted Subsidiary on the one hand and a Restricted Subsidiary or the Company on the other hand), unless (a) the Company or such Restricted Subsidiary, as the case may be, receives consideration at the time of such Sale and Leaseback Transaction at least equal to the Fair Market Value (as evidenced by a Board Resolution) of the Property subject to such transaction, (b) the Attributable Indebtedness of the Company or such Restricted Subsidiary with respect thereto is included as Indebtedness and would be permitted by Section 4.09, (c) the Company or such Restricted Subsidiary would be permitted to create a Lien on such Property without securing the Notes by Section 4.12 and (d) the Net Cash Proceeds from such transaction are applied in accordance with Section 4.08.

               SECTION 4.14.  Limitation on Dividends and Other Payment
                              -----------------------------------------
     Restrictions Affecting Subsidiaries.  (a)  The Company will not, and will
     -----------------------------------
     not permit any Restricted Subsidiary to, directly or indirectly, cause or suffer to exist or become effective, or enter into, any encumbrance or restriction (other than pursuant to law or regulation) on the ability of any Restricted Subsidiary (i) to pay dividends or make any other distributions in respect of its Capital Stock or pay any Indebtedness or other obligation owed to the Company or any Restricted Subsidiary, (ii) to make loans or advances to the Company or any Restricted Subsidiary or (iii) to transfer any of its Property to the Company or any other Restricted Subsidiary, except:

               (A) any encumbrance or restriction existing as of the Issue Date;

               (B) any encumbrance or restriction pursuant to an agreement relating to an acquisition of Property, so long as the encumbrances or restrictions in any such agreement relate solely to the Property so acquired;

               (C) any encumbrance or restriction relating to any Indebtedness of any Restricted Subsidiary existing on the date on which such Restricted Subsidiary is acquired by the Company or another Restricted Subsidiary (other than any such Indebtedness Incurred by such Restricted Subsidiary in connection with or in anticipation of such acquisition);

               (D) any encumbrance or restriction pursuant to an agreement effecting a permitted refinancing of Indebtedness issued pursuant to an agreement referred to in the foregoing clauses (A) through (C), so long as the encumbrances and restrictions contained in any such refinancing agreement are not materially more restrictive than the encumbrances and restrictions contained in such agreements;

               (E) in the case of clause (iii) above only, customary provisions
          (X) that restrict the subletting, assignment or transfer of any Property or other asset that is a lease, license, conveyance or contract or similar Property or other asset, (Y) existing by virtue of any transfer of, agreement to transfer, option or right with respect to, or Lien on, any Property or other assets of the Company or any Restricted Subsidiary not otherwise prohibited by this Indenture or (Z) arising or agreed to in the ordinary course of business, not relating to any Indebtedness, and that do not, individually or in the aggregate, detract from the value of Property or other assets of the Company or any Restricted Subsidiary in any manner material to the Company or any Restricted Subsidiary;

               (F) in the case of clause (iii) above only, restrictions contained in any security agreement (including a Capital Lease Obligation) securing Indebtedness of the Company or a Restricted Subsidiary otherwise permitted under this Indenture, but only to the extent such restrictions restrict the transfer of the Property subject to such security agreement;

               (G) any encumbrance or restriction pursuant to a Senior Indebtedness which is permitted to be outstanding under clause (i) of
          Section 4.09(b);

               (H) in the case of clause (iii) above only, any encumbrance or restriction pursuant to an agreement for Indebtedness that is permitted to be outstanding under clause (ii) of Section 4.09(b); and

               (I) any restriction with respect to a Restricted Subsidiary imposed pursuant to an agreement which has been entered into for the sale or disposition of all or substantially all of the Capital Stock or assets of such Restricted Subsidiary, provided that the consummation of such transaction would not result in a Default, that such restriction terminates if such transaction is not consummated and that the consummation or abandonment of such transaction occurs within one year of the date such agreement was entered into.

               (b) The foregoing limitations shall not prevent the Company or any Restricted Subsidiary from (i) creating, incurring, assuming or suffering to exist any Liens otherwise permitted under Section 4.12 or (ii) restricting the sale or other disposition of Property or other assets of the Company or any of its Restricted Subsidiaries that secure Indebtedness of the Company or any of its Restricted Subsidiaries otherwise permitted under Section 4.09.

               SECTION 4.15.  Limitation on Issuance and Sale of Capital Stock
                              ------------------------------------------------
     of Restricted Subsidiaries. The Company will not sell, and will not permit
     --------------------------
     any Restricted Subsidiary, directly or indirectly, to issue or sell, any shares of Capital Stock of a Restricted Subsidiary (including options, warrants or other rights to purchase shares of such Capital Stock) except
     (a) to the Company or a Wholly Owned Restricted Subsidiary; (b) issuance of directors' qualifying shares or sales to foreign nationals of shares of Capital Stock of foreign Restricted Subsidiaries, to the extent required by applicable law; (c) if, immediately after giving effect to such issuance or sale, such Restricted Subsidiary would no longer constitute a Restricted Subsidiary and any Investment in such Person remaining after giving effect to such issuance or sale would have been permitted to be made under Section
     4.11 if made on the date of such issuance or sale; (d) issuances or sales of Common Stock (other than Disqualified Stock) of a

     Restricted Subsidiary, provided that the Company or such Restricted Subsidiary applies the Net Cash Proceeds, if any, of any such sale in accordance with Section 4.08.

               SECTION 4.16.  Transactions with Affiliates.  The Company will
                              ----------------------------
     not, and will not permit any of its Restricted Subsidiaries to, directly or indirectly, sell, lease, transfer, or otherwise dispose of, any of its Properties or assets to, or purchase any Property or other assets from, or enter into any contract, agreement, understanding, loan, advance or Guarantee with or for the benefit of, any Affiliate (each of the foregoing, an "Affiliate Transaction"), unless (a) such Affiliate Transaction or
         ---------------------
     series of related Affiliate Transactions is on terms that are no less favorable to the Company or such Restricted Subsidiary than those that could have been obtained in a comparable arm's-length transaction by the Company or such Restricted Subsidiary with a Person that is not an Affiliate (or, in the event that there are no comparable transactions involving Persons who are not Affiliates of the Company or the relevant Restricted Subsidiary to apply for comparative purposes, is otherwise on terms that, taken as a whole, the Company has determined to be fair to the Company or the relevant Restricted Subsidiary) and (b) the Company delivers to the Trustee (i) with respect to any Affiliate Transaction involving aggregate payments or, in the case of assets or Property, a Fair Market Value in excess of $1,000,000, a certificate of the chief executive, operating or financial officer of the Company evidencing such officer's determination that such Affiliate Transaction or series of related Affiliate Transactions complies with clause (a) above and is in the best interests of the Company or such Restricted Subsidiary, (ii) with respect to any Affiliate Transaction or series of related Affiliate Transactions involving aggregate payments or, in the case of assets or Property, a Fair Market Value in excess of $5,000,000, a Board Resolution certifying that such Affiliate Transaction or series of related Affiliate Transactions complies with clause (a) above and that such Affiliate Transaction or series of related Affiliate Transactions has been approved by a majority of the disinterested members of the Board of Directors who have determined that such Affiliate Transaction or series of related Affiliate Transactions is in the best interest of the Company or such Restricted Subsidiary and
     (iii) with respect to any Affiliate Transaction or series of related Affiliate Transactions involving aggregate payments or, in the case of any assets or Property, a Fair Market Value in excess of $10,000,000, a written opinion stating that the transaction complies with clause (a) above from a financial point of view from an investment banking firm of national standing in the United States which, in the good faith judgment of the Board of Directors, is independent with respect to the Company and its Subsidiaries and qualified to perform such task; provided that the following shall not be deemed Affiliate Transactions:

               (A) any employment, non-competition, confidentiality or similar agreement entered into by the Company or any of its Restricted Subsidiaries in the ordinary course of business;

               (B) any agreement or arrangement with respect to the compensation of a director or officer of the Company or any Restricted Subsidiary approved by a majority of the disinterested members of the Board of Directors;

               (C) transactions permitted by Section 4.11;

               (D) transactions pursuant to any agreement or arrangement existing on the Issue Date, including any renewal, replacement, extension, amendment or other modification thereof, provided such modifications are not materially more adverse to the Company or the Restricted Subsidiaries;

               (E) issuances of Capital Stock of the Company to any Affiliates; and

               (F) the sale of telecommunications services to any Affiliate on an arm's length basis which is undertaken in the ordinary course of the Company's business.

               SECTION 4.17.  Restricted and Unrestricted Subsidiaries.  (a)
                              ----------------------------------------
     The Company may designate a Subsidiary (including a newly formed or newly acquired Subsidiary) of the Company or any of its Restricted Subsidiaries as an Unrestricted Subsidiary if such Subsidiary does not have any obligations which, if in default, would result in a cross default on Indebtedness of the Company or a Restricted Subsidiary (other than Indebtedness to the Company or a Significant Restricted Subsidiary), and
     (i) such Subsidiary has total assets of $1,000 or less, (ii) such Subsidiary has assets of more than $1,000 and an Investment in such Subsidiary in an amount equal to the Fair Market Value of such Subsidiary would then be permitted under Section 4.11(a) or (iii) such designation is effective immediately upon such Person becoming a Subsidiary. Unless so designated as an Unrestricted Subsidiary, any Person that becomes a Subsidiary of the Company shall be classified as a Restricted Subsidiary thereof.

               (b) The Company may designate any Unrestricted Subsidiary to be a Restricted Subsidiary; provided that (i) no default or Event of Default shall have occurred and be continuing at the time of or after giving effect to such designation and (ii) all Liens and Indebtedness of such Unrestricted Subsidiary outstanding immediately after such designation would, if Incurred at such time, have been permitted to be Incurred (and shall be deemed to have been Incurred) for all purposes of the Indenture.

               (c) The designation of a Subsidiary as an Unrestricted Subsidiary or the designation of an Unrestricted Subsidiary as a Restricted Subsidiary in compliance with paragraph (b) hereof shall be made by the Board of Directors pursuant to a Board Resolution and shall be effective as of the date specified in such Board Resolution.

               SECTION 4.18.  Reports.  (a) For so long as any Notes remain
                              -------
     outstanding, the Company shall furnish to the Holders and to securities analysts and prospective investors, upon their request, the information required to be delivered pursuant to Rule 144A(d)(4) under the Securities Act. The Company will file with the Trustee within 15 days after it files them with the Commission copies of the annual reports on Form 10-K and the information, documents, and other reports that the Company is required to file with the Commission pursuant to Section 13 or 15(d) of the Exchange Act as well as quarterly reports ("SEC Reports"). In the event the Company
                                        -----------
     shall cease to be required to file SEC Reports pursuant to either of such Sections of the Exchange Act, the Company will nevertheless continue to file such reports with the Commission (unless the Commission will not accept such a filing) and the Trustee. The

     Company will furnish copies of the SEC Reports to the Holders of Notes at the time the Company is required to file the same with the Trustee.

               (b) From and after qualification of this Indenture under the Trust Indenture Act, the Company shall provide the information, documents, reports, summaries and certificates required by Section 314(a) of the Trust Indenture Act.

               (c) The Company shall notify the Trustee when the Restricted Period terminates.

               SECTION 4.19.  Statement of Compliance; Notice of Default or
                              ---------------------------------------------
     Event of Default.  (a)  The Company shall deliver to the Trustee on or
     ----------------
     before a date not more than 90 days after the end of each fiscal year of the Company ending after the date hereof, a statement regarding compliance with this Indenture.

               (b) The Company shall deliver to the Trustee, within 30 days after any executive officer of the Company becomes aware of the occurrence of any event which constitutes, or with the giving of notice or the lapse of time or both would constitute, a Default or Event of Default, a statement describing such Default or Event of Default, its status and what action the Company is taking or proposes to take with respect thereto.

               (c) The Trustee may withhold from Holders notice of any continuing Default or Event of Default (other than relating to the payment of principal or interest) if the Trustee determines that withholding such notice is in the Holders' interest.


                                   ARTICLE V

       Amalgamation, Consolidation, Merger, Conveyance, Lease or Transfer
       ------------------------------------------------------------------

               SECTION 5.01.  Merger, Consolidation or Sale of Assets.  The
                              ---------------------------------------
     Company will not, in any transaction or series of related transactions, amalgamate or consolidate with, or merge with or into, any other Person (other than a merger of a Restricted Subsidiary into the Company in which the Company is the surviving corporation), or sell, convey, assign, transfer, lease or otherwise dispose of all or substantially all of the Property and assets of the Company and its Restricted Subsidiaries taken as a whole to any other Person, unless:

               (a) either (i) the Company shall be the surviving corporation or
     (ii) the corporation (if other than the Company) formed by such amalgamation or consolidation or into which the Company is merged, or the Person which acquires, by sale, assignment, conveyance, transfer, lease or disposition, all or substantially all of the Property and assets of the Company and the Restricted Subsidiaries taken as a whole (such corporation or Person, the "Surviving Entity"), shall be a corporation organized and
                     ----------------
     validly existing under the laws of the United States of America, any political subdivision thereof, any state thereof or the District of Columbia, and shall expressly assume, by a supplemental indenture, the due and punctual payment of the principal of (and premium, if any) and interest on all the Notes and the performance of the Company's covenants and obligations under this Indenture;

               (b) immediately after giving effect to such transaction or series of related transactions on a pro forma basis (including any Indebtedness Incurred in connection with or in respect of such transaction or series of related transactions), no Default shall have occurred and be continuing;

               (c) immediately after giving effect to such transaction or series of related transactions on a pro forma basis (including any Indebtedness incurred in connection with or in respect of, and any Indebtedness to be repaid in connection with or as a result of, such transaction or series of related transactions), the Company (or the Surviving Entity, if the Company is not the surviving corporation) (i) shall have a Consolidated Net Worth equal to or greater than the Consolidated Net Worth of the Company immediately prior to such transaction and (ii) would be permitted to Incur at least $1 of additional Indebtedness pursuant to Section 4.09(a); provided that this clause (c)(ii) shall not apply to (X) a consolidation, merger or sale of all (but not less than all) of the assets of the Company if all Liens and Indebtedness of the company or the Surviving Entity, as the case may be, and its Restricted Subsidiaries outstanding immediately after such transaction would, if Incurred at such time, have been permitted to be Incurred (and all such Liens and Indebtedness, other than Liens and Indebtedness of the Company and its Restricted Subsidiaries outstanding immediately prior to the transaction, shall be deemed to have been Incurred) for all purposes of the Indenture or (Y) a consolidation, merger, sale of all or substantially all of the assets of the Company if immediately after giving effect to such transaction or series of related transactions on a pro forma basis (including any Indebtedness incurred in connection with or in respect of, and any Indebtedness to be repaid in connection with or as a result of, such transaction or series of related transactions) the Company's (or the Surviving Entity's) leverage ration computed pursuant to Section 4.09(a) would be equal to or less than the leverage ratio of the Company immediately prior to such transaction.

               (d) if, as a result of any such transaction, Property of the Company would become subject to a Lien prohibited by the provisions of this Indenture described under Section 4.12, the Company or the Surviving Entity to the Company shall have secured the Notes as required thereby; and

               (e) the Company delivers to the Trustee an Officers' Certificate (attaching the arithmetic computations to demonstrate compliance with paragraph (c)) and Opinion of Counsel, in each case stating that such consolidation, merger or transfer and such supplemental indenture complies with this provision and that all conditions precedent provided for herein relating to such transaction have been complied with.

               SECTION 5.02.  Successor Corporation Substituted.  Upon any
                              ---------------------------------
     amalgamation or consolidation with, or merger by the Company with or into, any other corporation, or any sale, assignment, transfer, lease, conveyance or other disposition of all or substantially all of the Property and assets of the Company and its Restricted Subsidiaries taken as a whole in accordance with Section 5.01, the successor corporation formed by such amalgamation or consolidation or into which the Company is merged, or the Person to which such sale, conveyance, assignment, transfer, lease, conveyance or other disposition is made, shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor Person has been named as the Company herein; and thereafter the predecessor corporation, except in the case of a lease referred to above, shall be relieved of all obligations and covenants under this Indenture and the Notes.


                                   ARTICLE VI

                             Defaults and Remedies
                             ---------------------

               SECTION 6.01.  Events of Default.  "Event of Default", wherever
                              -----------------    ----------------
     used herein with respect to the Notes, means any one of the following events (whatever the reason for such event, and whether it shall be voluntary or involuntary, or be effected by operation of law, pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

               (a) default in the payment in full of interest (including Additional Interest, if any) on any Note when the same becomes due and payable, and the continuance of such default for a period of 30 days;

               (b) default in the payment of the principal of (or premium, if any, on) any Note at its maturity, upon optional redemption, including a Change of Control Redemption Offer, required repurchase (including pursuant to a Change of Control Offer or an Asset Sale Offer) or otherwise, or the failure to make an offer to purchase any Note as required under this Indenture;

               (c) default in the performance, or breach, of any covenant or warranty of the Company in this Indenture (other than a covenant or warranty addressed in clauses (a) or (b) above) and continuance of such Default or breach for a period of 60 days after written notice thereof has been given to the Company by the Trustee or to the Company and the Trustee by Holders of at least 25% of the aggregate stated principal amount at maturity of the outstanding Notes specifying such Default and stating that such notice is a "Notice of Default" delivered in connection with this Indenture;

               (d) (i) any principal payment in excess of $1,000,000 with respect to Indebtedness of the Company or any restricted Subsidiary is not paid when due within the applicable grace period, if any, or (ii) Indebtedness of the Company or any Restricted Subsidiary is accelerated by the Holders thereof and the principal amount of such accelerated Indebtedness exceeds $5,000,000;

               (e) a final judgment or final judgments for the payment of money (other than to the extent covered by insurance as to which the insurance company has acknowledged coverage and other than to the extent covered by an indemnity given by an insurance company) is entered against the Company or any Restricted Subsidiary of the Company in an aggregate amount in excess of $10,000,000 by a court or courts of competent jurisdiction, which judgment is not discharged, waived, appealed, stayed, bonded or satisfied for a period of 60 consecutive days;

               (f) the entry of a decree or order by a court having jurisdiction in the premises adjudging the Company or any Restricted Subsidiary bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Company under the United States Bankruptcy Code or any other federal or state law or the law of any other jurisdiction relating to bankruptcy, insolvency, winding up, liquidation, reorganization or relief of debtors ("Bankruptcy Law"), or appointing a receiver, liquidator, assignee,
       --------------
     trustee, sequestrator (or other similar official) of the Company or any Restricted Subsidiary or of any substantial part of its Property, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order unstayed and in effect for a period of 60 consecutive calendar days; provided that if the entry of such order or
                                --------
     decree is appealed and dismissed on appeal or otherwise has ceased to be in effect then the Event of Default hereunder by reason of the entry of such order or decree shall be deemed to have been cured and the related acceleration shall be deemed rescinded; or

               (g) the institution by the Company or any Restricted Subsidiary of proceedings to be adjudicated bankrupt or insolvent, or the consent by it to the institution of bankruptcy or insolvency proceedings against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any Bankruptcy Law or the consent by it to the filing of any such petition or to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Company or any Restricted Subsidiary or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due.

               SECTION 6.02.  Acceleration.  (a)  If any Event of Default (other
                              ------------
     than an Event of Default specified in Section 6.01(f) or Section 6.01(g)) occurs and is continuing, then and in every such case, the Trustee by a notice in writing to the Company may, and at the direction of the Holders of not less than 25% of the out standing aggregate stated principal amount at maturity of the Notes by a notice in writing to the Company and the Trustee shall, declare the Accreted Value of, and any accrued and unpaid Current Interest on, all Notes then outstanding to be immediately due and payable. Upon any such declaration, such Accreted Value of, and any accrued and unpaid Current Interest on, all Notes then outstanding will become and be immediately due and payable.

               (b) If an Event of Default specified in Section 6.01(f) or
     Section 6.01(g) occurs, the Accreted Value of, and any accrued and unpaid Current Interest on, all Notes then outstanding shall ipso facto become and be immediately due and payable without any declaration or other act on the part of the Trustee or any Holder of Notes.

               (c) Upon payment of the Accreted Value of, and any accrued and unpaid Current Interest on, the Notes in accordance with clause (a) or (b) above, and any interest on any overdue principal, premium and interest (in each case to the extent that payment of such interest shall be legally enforceable), all of the Company's obligations in respect of the payment of the principal of, premium, if any, and interest on the Notes shall terminate.

               (d) In the event of a declaration of acceleration because an Event of Default set forth in Section 6.01(d) has occurred and is continuing, such declaration of acceleration shall be automatically rescinded and annulled if the event of default triggering such Event of Default pursuant to Section 6.01(d) shall be remedied, or cured, or waived by the holders of the relevant Indebtedness, within 60 calendar days after such event of default; provided no judgment or decree for the payment of
                            --------
     the money due on the Notes has been obtained by the Trustee as provided hereinafter in this Article VI.

               (e) At any time after a declaration of acceleration with respect to the Notes has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as provided hereinafter in this Article VI, the Holders of not less than a majority in stated principal amount at maturity of the outstanding Notes, by written notice to the Company and the Trustee, may rescind and annul such declaration and its consequences if,

               (i) the Company has paid or deposited with the Trustee a sum sufficient to pay:

                    (A) all overdue installments of interest on all Notes;

                    (B) the principal of (and premium, if any, on) any Notes
               which have become due otherwise than by such declaration of acceleration and interest thereon at the rate or rates prescribed therefor in such Notes;

                    (C) to the extent that payment of such interest is lawful, interest on the Defaulted Interest at the rate prescribed therefor in the Notes and this Indenture;

                    (D) all moneys paid or advanced by the Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel and all other amounts due to the Trustee pursuant to Section 7.07; and

               (ii) all Events of Default with respect to the Notes, other than the nonpayment of the principal of Notes which have become due solely by such declaration of acceleration, have been cured or waived by the Holders as provided herein.

               (f) No such rescission shall affect any subsequent Default or impair any right consequent thereon.

               SECTION 6.03.  Other Remedies.  (a) The Company covenants that
                              --------------
     if an Event of Default specified in Section 6.01(a) or Section 6.01(b) occurs the Company shall, upon demand of the Trustee, pay to the Trustee, for the benefit of the Holders, the whole amount then due and payable on the Notes for principal (and premium, if any) and interest and, to the extent that payment of such interest shall be legally enforceable, interest upon the overdue principal (and premium, if any) and upon Defaulted Interest, at the rate or rates prescribed therefor in such Notes; and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel and all other amounts due to the Trustee pursuant to Section 7.07.

               (b) If the Company fails to pay such amounts forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, may, and, subject to Section 6.05, at the direction of the Holders of not less than a majority of the outstanding aggregate stated principal amount at maturity of the Notes by a notice in writing to the Trustee, shall, institute a judicial proceeding for the collection of the sums so due and unpaid, and may prosecute such proceeding to judgment or final decree, and may enforce the same against the Company or any other obligor upon such Notes and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the Property and assets of the Company or any other obligor upon such Notes, wherever situated.

               (c) If an Event of Default with respect to the Notes occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

               SECTION 6.04.  Waiver of Past Defaults.  The Holders of not less
                              -----------------------
     than a majority in stated principal amount at maturity of the outstanding Notes may, on behalf of the Holders of all the Notes, waive any past Default and its consequences under this Article VI, except a Default (a) in the payment of the principal (or premium, if any) or interest on, any Note, or (b) in respect of a covenant or provision hereof which under Section 9.02(a) cannot be modified or amended without the consent of the Holder of each outstanding Note affected.

               SECTION 6.05.  Control by Majority.  The Holders of not less than
                              -------------------
     a majority in stated principal amount at maturity of the outstanding Notes shall have the right to direct the time, method and place of conducting any proceeding for exercising any remedy available to the Trustee or exercising any trust or power conferred on the Trustee; provided that
                                                  --------

               (a) such direction shall not be in conflict with any rule of law or with this Indenture or unduly prejudicial to the rights of other Holders (it being understood that, subject to Section 7.01, the Trustee shall have no duty to ascertain whether or not the actions or forebearances specified in or pursuant to such direction are unduly prejudicial to such Holders) and would not subject the Trustee to personal liability, and

               (b) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction.

               SECTION 6.06.  Limitation on Suits.  No Holder of Notes shall
                              -------------------
     have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless

               (a) such Holder has previously given written notice to the Trustee of a continuing Event of Default with respect to the Notes;

               (b) the Holders of not less than 25% in stated principal amount at maturity of the outstanding Notes shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

               (c) such Holder or Holders have offered and, if requested, provided to the Trustee security or indemnity satisfactory to the Trustee in its reasonable discretion against the costs, expenses and liabilities to be incurred in compliance with such request;

               (d) the Trustee for 30 calendar days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

               (e) no direction inconsistent with such written request has been given to the Trustee during such 30-day period by the Holders of not less than a majority in stated principal amount at maturity of the outstanding Notes;

     in any event, it being understood and intended that no one or more Holders of Notes shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Holders of Notes, or to obtain or to seek to obtain priority or preference over any other of such Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all Holders of Notes.

               SECTION 6.07.  Rights of Holders To Receive Payment.
                              ------------------------------------
     Notwithstanding any other provision of this Indenture, the right of any Holder to receive payment of principal of (premium, if any) and interest on the Notes held by such Holder, on or after the respective due dates expressed in the Notes or the Redemption Dates or purchase dates provided for therein, or to bring suit for the enforcement of any such payment on or after such respective dates, shall be absolute and unconditional and shall not be impaired or affected without the consent of such Holder.

               SECTION 6.08.  Trustee May File Proofs of Claim.  In case of the
                              --------------------------------
     pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceedings, or any voluntary or involuntary case under Bankruptcy Law, as now or hereafter constituted, relative to the Company or any other obligor upon the Notes or the Property and assets of the Company or of such other obligor or their creditors, the Trustee (irrespective of whether the principal of such Notes shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Company for the payment of overdue principal or interest) shall be entitled and empowered, by intervention in such proceeding or otherwise, (a) to file and prove a claim for the whole amount of principal (and premium, if any) and interest owing and unpaid in respect of the Notes, to file such other papers or documents and to take such other actions, including participating as a member or otherwise in any official committee of creditors appointed in the matter, as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel and all other amounts due to the Trustee pursuant to Section 7.07) and of the Holders allowed in such judicial proceeding, and (b) to collect and receive any moneys or other Property payable or deliverable on any such claims and to distribute the same; and any receiver, assignee, trustee, custodian, liquidator, sequestrator (or other similar official) in any such proceeding is hereby authorized by each Holder to make such payments to the Trustee, and in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 7.07. Nothing contained herein shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Notes or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.

               SECTION 6.09.  Priorities.  (a)  Any money collected by the
                              ----------
     Trustee pursuant to this Article VI shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal (or premium, if any) or interest, upon presentation of the Notes and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

               (i)   FIRST:  To the payment of all amounts due the Trustee under
          Section 7.07;

               (ii) SECOND: To the payment of the amounts then due and unpaid for principal (and premium, if any) and interest on the Notes, ratably, without preference or priority of any kind, according to the amounts due and payable on such Notes for the principal (and premium, if any) and interest, respectively; and

               (iii) THIRD:  To the Company.

               (b) The Trustee may fix a record date and payment date for any payment to Holders pursuant to this Section 6.09. At least 15 calendar days before such record date, the Trustee at the expense of the Company shall send to each Holder by first class mail, postage prepaid, a notice prepared by the Company that states such record date, the payment date and amount to be paid.

               SECTION 6.10.  Undertaking for Costs.  All parties to this
                              ---------------------
     Indenture agree, and each Holder of any Note by such Holder's acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section 6.10 shall not apply to any suit instituted by the Trustee, to any suit instituted by any Holder, or group of Holders, holding in the aggregate more than 10% in stated principal amount at maturity of the outstanding Notes, or to any suit instituted by any Holder for the enforcement of the payment of the principal (or premium, if any) or interest on any Note on or after its Stated Maturity.

               SECTION 6.11.  Waiver of Stay or Extension Laws.  The Company (to
                              --------------------------------
     the extent it may lawfully do so) shall not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and shall not hinder, delay or impede the execution of any power herein granted to the Trustee, but shall suffer and permit the execution of every such power as though no such law had been enacted.

               SECTION 6.12.  Trustee May Enforce Claims Without Possession of
                              ------------------------------------------------
     the Notes.  All rights of action and claims under this Indenture or the
     ---------
     Notes may be prosecuted and enforced by the Trustee without the possession of any of the Notes or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name, as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Notes.

               SECTION 6.13.  Restoration of Rights and Remedies.  If the
                              ----------------------------------
     Trustee or any Holder of Notes has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case the Company, the Trustee and the Holders shall, subject to any determination in such proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

               SECTION 6.14.  Rights and Remedies Cumulative.  Except as
                              ------------------------------
     otherwise provided in Section 2.09, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

               SECTION 6.15.  Delay or Omission Not Waiver.  No delay or
                              ----------------------------
     omission of the Trustee or of any Holder of any Note to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article VI or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.


                                  ARTICLE VII

                                    Trustee
                                    -------

               SECTION 7.01.  Duties of Trustee.  (a)  If an Event of Default
                              -----------------
     has occurred and is continuing, the Trustee shall exercise the rights and powers vested in it by this Indenture and shall use the same degree of care in their exercise as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs.

               (b) Except during the continuance of an Event of Default of which a Trust Officer has actual knowledge: (i) the Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture and no implied covenants or obligations shall be read into this Indenture against the Trustee; and (ii) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; provided that in the case of any such
                                     --------
     certificates or opinions that by any provision of this Indenture are specifically required to be furnished to the Trustee, the Trustee shall examine such certificates and opinions to determine whether or not they conform to the requirements of this Indenture.

               (c) The Trustee may not be relieved from liability for its own negligent action, its own negligent failure to act or its own willful misconduct; provided that: (i) this paragraph (c) shall not limit the
                 --------
     effect of paragraph (b) of this Section 7.01; (ii) the Trustee shall not be liable for any error of judgment made in good faith by a

     Trust Officer unless it is proved that the Trustee was negligent in ascertaining the pertinent facts; and (iii) the Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Section 6.05.

               (d) Money held in trust by the Trustee need not be segregated from other funds except to the extent required by law.

               (e) No provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk of liability is not reasonably assured to it.

               (f) Every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Article VII and to the provisions of the Trust Indenture Act.

               SECTION 7.02.  Rights of Trustee.  (a)  The Trustee may rely on
                              -----------------
     any document believed by it to be genuine and to have been signed or presented by the proper Person.

               (b) Before the Trustee acts or refrains from acting, it may require an Officers' Certificate or an Opinion of Counsel. The Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on any Officers' Certificate or Opinion of Counsel.

               (c) The Trustee shall not be liable for any action it takes or omits to take in good faith which it believes to be authorized or within its rights or powers; provided that the Trustee's conduct does not
                           --------
     constitute willful misconduct or gross negligence.

               (d) Before the Trustee acts or refrains from acting, it may consult with counsel and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon.

               (e) The Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney.

               (f) The Trustee shall not be liable for any action it takes or omits to take in good faith in accordance with the direction of the Holders of not less than a majority of the aggregate outstanding stated principal amount at maturity of Notes relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture.

               (g) The Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee security reasonable to it or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction.

               (h) The Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any willful misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder.

               (i) The Trustee shall not be charged with knowledge of any Default or Event of Default unless it shall have received written notice thereof from the Company or the Holder of a Note or unless a Trust Officer shall have actual knowledge thereof.

               (j) The Trustee shall not be required to give any bond or surety in respect of the performance of its powers and duties hereunder.

               (k) The permissive rights to the Trustee to do things enumerated in this Indenture shall not be construed as a duty.

               SECTION 7.03.  Individual Rights of Trustee.  The Trustee, any
                              ----------------------------
     Paying Agent or Note Registrar, in its individual or any other capacity, may become the owner or pledgee of Notes and may otherwise deal with the Company, its Restricted Subsidiaries or its Affiliates with the same rights it would have if it were not Trustee, Paying Agent or Note Registrar hereunder, as the case may be; provided that the Trustee must in any event comply with Sections 7.10 and 7.11.

               SECTION 7.04.  Trustee's Disclaimer.  The Trustee shall not be
                              --------------------
     responsible for and makes no representation as to the validity or adequacy of this Indenture or the Notes, it shall not be accountable for the Company's use of the proceeds from the Notes, and it shall not be responsible (a) for any statement of the Company in this Indenture, including the recitals contained herein, or in any document issued in connection with the sale of the Notes or in the Notes other than the Trustee's certificate of authentication or (b) for compliance by the Company with the Registration Agreement.

               SECTION 7.05.  Notice of Defaults.  Within 90 calendar days after
                              ------------------
     the occurrence of any Default hereunder known to a Trust Officer with respect to the Notes, the Trustee shall transmit by mail to all Holders, as their names and addresses appear in the Note Register, notice of such Default hereunder known to the Trustee, unless such Default shall have been cured or waived; provided that, except in the case of a Default in the payment of the principal (or premium, if any) or interest on any Note, the Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee or a trust committee of directors and/or Trust Officers of the Trustee in good faith determine that the withholding of such notice is in the interest of the Holders.

               SECTION 7.06.  Preservation of Information; Reports by Trustee to
                              --------------------------------------------------
     Holders.  (a)  The Company shall furnish or cause to be furnished to the
     -------
     Trustee:

               (i) semiannually, not less than ten calendar days prior to each February 15 and August 15, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders as of the Regular Record Date immediately preceding such February 15 and August 15, and

               (ii) at such other times as the Trustee may request in writing, within 30 calendar days after the receipt by the Company of any such request, a list of similar form and content as of a date not more than 15 calendar days prior to the time such list is furnished;

     provided that if and so long as the Trustee shall be the Note Registrar for the Notes, no such list need be furnished with respect to the Notes.

               (b) The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders contained in the most recent list furnished to the Trustee as provided in Section 7.06(a) and the names and addresses of Holders received by the Trustee in its capacity as Note Registrar, if so acting. The Trustee may destroy any list furnished to it as provided in Section 7.06(a) upon receipt of a new list so furnished.

               (c) Holders may communicate as provided in Section 312(b) of the Trust Indenture Act with other Holders with respect to their rights under this Indenture or under the Notes.

               (d) Each Holder of Notes, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Holders in accordance with this Section 7.06, regardless of the source from which such information was derived, and that the Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under this Section 7.06.

               (e) Within 60 calendar days after April 15 of each year commencing with the year 1998, the Trustee shall transmit by mail to all Holders of Notes, a brief report dated as of such April 15 if and to the extent required under Section 313(a) of the Trust Indenture Act.

               (f) The Trustee shall comply with Sections 313(b) and 313(c) of the Trust Indenture Act.

               (g) A copy of each report described in Section 7.06(e) or referred to in Section 7.06(f) shall, at the time of its transmission to Holders, be filed by the Trustee with each securities exchange, if any, upon which the Notes are then listed, with the Commission and also with the Company. The Company shall promptly notify the Trustee of any securities exchange upon which the Notes are listed.

               SECTION 7.07.  Compensation and Indemnity.  (a)  The Company
                              --------------------------
     shall pay to the Trustee from time to time reasonable compensation for its services. The Company shall reimburse the Trustee upon request for all reasonable out-of-pocket expenses incurred or made by it, including costs of collection, in addition to the compensation for its services. Such expenses shall include the reasonable compensation and expenses, disbursements and advances of the Trustee's agents and counsel. The Trustee's compensation shall not be limited by any law on compensation of a trustee of an express trust.

               (b) The Company shall indemnify the Trustee for, and hold it harmless against, any and all loss, liability or expense (including reasonable attorneys' fees) arising out of or incurred by it in connection with the acceptance or administration of the trust created by this Indenture and the performance of its duties hereunder, except as set forth in Section 7.07(c). The Trustee shall notify the Company promptly of any claim for which it may seek indemnity. Failure by the Trustee to so notify the Company shall not relieve the Company of its obligations hereunder.
     The Company shall defend any such claim and the Trustee shall cooperate in the defense of such claim. The Trustee may have separate counsel and the Company shall pay the reasonable fees and expenses of such counsel. The Company need not pay for any settlement made without its consent, which consent shall not be unreasonably withheld.

               (c) The Company need not reimburse any expense or indemnify against any loss, liability or expense incurred by the Trustee through the Trustee's own willful misconduct, negligence or bad faith.

               (d) To secure the Company's payment obligations in this Section 7.07, the Trustee shall have a Lien prior to the Notes on all money or property held or collected by the Trustee other than money or property held in trust to pay the principal, premium (if any), and interest on, particular Notes.

               (e)  The Company's payment obligations pursuant to this Section
     7.07 shall survive the resignation or removal of the Trustee and discharge of this Indenture. Subject to any other rights available to the Trustee under applicable Bankruptcy Law, when the Trustee incurs expenses after the occurrence of a Default specified in Section 6.01(f) or Section 6.01(g) hereof, the expenses are intended to constitute expenses of administration under bankruptcy law.

               SECTION 7.08.  Replacement of Trustee.  (a)  No resignation or
                              ----------------------
     removal of the Trustee and no appointment of a successor Trustee pursuant to this Article VII shall become effective until the acceptance of appointment by the successor Trustee under this Section 7.08.

               (b) The Trustee may resign at any time by giving written notice thereof to the Company. If an instrument of acceptance by a successor Trustee shall not have been delivered to the Trustee within 30 calendar days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee.

               (c) The Trustee may be removed at any time by Act of the Holders of not less than a majority in stated principal amount at maturity of the outstanding Notes, delivered to the Trustee and to the Company.

               (d)   If at any time:

               (i) the Trustee shall fail to comply with Section 310(b) of the Trust Indenture Act after written request therefor by the Company or by any Holder who has been a bona fide Holder of a Note for at least six months, unless the Trustee's duty to resign is stayed in accordance with the provisions of Section 310(b) of the Trust Indenture Act; or

               (ii) the Trustee shall cease to be eligible under Section 7.10 and shall fail to resign after written request therefor by the Company or by any such Holder; or

               (iii) the Trustee shall become incapable of acting or a decree or order for relief by a court having jurisdiction in the premises shall have been entered in respect of the Trustee in an involuntary case under Bankruptcy Law, as now or hereafter constituted; or a decree or order by a court having jurisdiction in the premises shall have been entered for the appointment of a receiver, custodian, liquidator, assignee, trustee, sequestrator (or other similar official) of the Trustee or of its Property and assets or affairs, or any public officer shall take charge or control of the Trustee or of its Property and assets or affairs for the purpose of rehabilitation, conservation, winding up or liquidation; or

               (iv) the Trustee shall commence a voluntary case under Bankruptcy Law, as now or hereafter constituted, or shall consent to the appointment of or taking possession by a receiver, custodian, liquidator, assignee, trustee, sequestrator (or other similar official) of the Trustee or its Property and assets or affairs, or shall make an assignment for the benefit of creditors, or shall admit in writing its inability to pay its debts generally as they become due, or shall take corporate action in furtherance of any such action;

     then, in any such case, (A) the Company by a Board Resolution may remove the Trustee with respect to the Notes, or (B) subject to Section 6.10, any Holder who has been a bona fide Holder of a Note for at least six months may, on behalf of such Holder and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee for the Notes.

               (e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, the Company, by or pursuant to a Board Resolution, shall promptly appoint a successor Trustee. If, within one year after such resignation, removal or incapacity, or the occurrence of such vacancy, a successor Trustee shall be appointed by the Holders of not less than a majority in stated principal amount at maturity of the outstanding Notes by written notice to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment in accordance with this Section 7.08, become the successor Trustee and to that extent replace any successor Trustee appointed by the Company. If no successor Trustee shall have been so appointed by the Company or the Holders and shall have accepted appointment in the manner hereinafter provided, any Holder that has been a bona fide Holder of a Note for at least six months may, subject to Section 6.10, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee.

               (f) The Company shall give notice of each resignation and each removal of the Trustee and each appointment of a successor Trustee by mailing written notice of such resignation, removal and appointment by first class mail, postage prepaid, to the Holders as their names and addresses appear in the Note Register. Each notice shall include the name of the successor Trustee with respect to the Notes and the address of its Corporate Trust Office.

               (g) In the event of an appointment hereunder of a successor Trustee, each such successor Trustee so appointed shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee but, on request of the Company or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee, and shall duly assign, transfer and deliver to such successor Trustee all Property and money held by such former Trustee hereunder, subject to its Lien, if any, provided for in Section 7.07.

               (h) Upon request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts referred to in Section 7.08(g).

               (i) No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article VII and under the Trust Indenture Act.

               SECTION 7.09.  Successor Trustee by Merger.  Any corporation into
                              ---------------------------
     which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder;

     provided that such corporation shall be otherwise qualified and eligible under this Article VII and under the Trust Indenture Act, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Notes shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Notes so authenticated with the same effect as if such successor Trustee had itself authenticated such Notes. In the event that any Notes shall not have been authenticated by such predecessor Trustee, any such successor Trustee may authenticate and deliver such Notes, in either its own name or that of its predecessor Trustee, with the full force and effect which this Indenture provides for the certificate of authentication of the Trustee.

               SECTION 7.10.  Eligibility; Disqualification.  (a)  There shall
                              ------------------------------
     at all times be a Trustee hereunder which shall be

               (i) a corporation organized and doing business under the laws of the United States of America, any State or Territory thereof or the District of Columbia, authorized under such laws to exercise corporate trust powers, and subject to supervision or examination by Federal, State, Territorial or District of Columbia authority,

               (ii) or a corporation or other Person organized and doing business under the laws of a foreign government that is permitted to act as Trustee pursuant to a rule, regulation or order of the Commission, authorized under such laws to exercise corporate trust powers, and subject to supervision or examination by authority of such foreign government or a political subdivision thereof substantially equivalent to supervision or examination applicable to United States institutional trustees, in either case having a combined capital and surplus of at least
     $25,000,000.

               (b) If such Person publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section 7.10, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. Neither the Company nor any Affiliate of the Company nor any Restricted Subsidiary shall serve as Trustee hereunder. If at any time the Trustee shall cease to be eligible to serve as Trustee hereunder pursuant to the provisions of this Section 7.10, it shall resign immediately in the manner and with the effect specified in this Article VII.

               (c) If the Trustee has or shall acquire any "conflicting interest" within the meaning of Section 310(b) of the Trust Indenture Act, the Trustee and the Company shall in all respects comply with the provisions of Section 310(b) of the Trust Indenture Act. Nothing herein shall prevent the Trustee from filing with the Commission the application referred to in the penultimate paragraph of Section 310(b) of the Trust Indenture Act.

               SECTION 7.11.  Preferential Collection of Claims Against Company.
                              -------------------------------------------------
     The Trustee shall comply with Section 311(a) of the Trust Indenture Act, excluding any creditor relationship listed in Section 311(b) of the Trust Indenture Act. A Trustee who has resigned or been removed shall be subject to Section 311(a) of the Trust Indenture Act to the extent indicated therein.

                                 ARTICLE VIII

                                  Defeasance
                                  ----------

               SECTION 8.01.  Company's Option To Effect Legal Defeasance or
                              ----------------------------------------------
     Covenant Defeasance.  The Company may elect, at its option, at any time, to
     -------------------
     have Section 8.02 or Section 8.03 applied to the outstanding Notes (in whole and not in part) upon compliance with the conditions set forth below in this Article VIII. Such election shall be evidenced by a Board Resolution delivered to the Trustee.

               SECTION 8.02.  Legal Defeasance and Discharge.  (a)  Upon the
                              ------------------------------
     Company's exercise of its option to have this Section 8.02 applied to the outstanding Notes (in whole and not in part), the Company shall be deemed to have been discharged from its obligations with respect to such Notes as provided in this Section 8.02 on and after the date the conditions set forth in Section 8.04 are satisfied (hereinafter called "Defeasance"). For
                                                              ----------
     this purpose, such Defeasance means that the Company shall be deemed to have paid and discharged the entire Indebtedness represented by such Notes and to have satisfied all its other obligations under such Notes and this Indenture insofar as such Notes are concerned (and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging the same), subject to the following which shall survive until otherwise terminated or discharged hereunder:

               (i) the rights of Holders of such Notes to receive, solely from the trust fund described in Section 8.04 and as more fully set forth in such Section 8.04, payments in respect of the principal of (premium, if any) and interest on such Notes (but not the Change of Control Purchase Price or the Offer Purchase Price) when payments are due, and any rights of Holders of such Notes with respect to such amounts,

               (ii) the Company's obligations with respect to such Notes under Section
          2.08, 2.09, 2.12, 4.02 and 4.03,

               (iii) the rights, powers, trusts, obligations and immunities of the Trustee under this Indenture,

               (iv)  Article III hereof, and

               (v)   this Article VIII.

               (b) Subject to compliance with this Article VIII, the Company may exercise its option to have this Section 8.02 applied to the outstanding Notes (in whole and not in part) notwithstanding the prior exercise of its option to have Section 8.03 applied to such Notes.

               SECTION 8.03.  Covenant Defeasance.  Upon the Company's exercise
                              -------------------
     of its option to have this Section 8.03 applied to the outstanding Notes (in whole and not in part), (a) the Company shall be released from its obligations under Section 5.01(d) and (e) hereof, Sections 4.05 through
     4.18 (except to the extent required by the Trust Indenture Act), inclusive, and any covenant added to this Indenture subsequent to the Issue Date pursuant to Section 9.01, and (b) the occurrence of any event specified in
     Section 6.01(c), with respect to any of Section 5.01(d) and (e), Sections
     4.05 through 4.18 (except to the extent required by the Trust Indenture
     Act), inclusive, and any covenant added to this Indenture subsequent to the Issue Date pursuant to Section 9.01, shall be deemed not to be or result in an Event of Default, in each case with respect to such Notes as provided in this Section 8.03 on and after the date the conditions set forth in Section
     8.04 are satisfied (hereinafter called "Covenant Defeasance").  For this
                                             -------------------
     purpose, such Covenant Defeasance means that, with respect to such Notes, the Company may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such specified Section (to the extent so specified in the case of Section 6.01(c)), whether directly or indirectly by reason of any reference elsewhere herein to any such Section or by reason of any reference in any such Section to any other provision herein or in any other document, but the remainder of this Indenture and such Notes shall be unaffected thereby.

               SECTION 8.04.  Conditions to Defeasance or Covenant Defeasance.
                              -----------------------------------------------
     The following shall be the conditions to the application of Section 8.02 or
     Section 8.03 to the outstanding Notes:

               (a) The Company shall irrevocably have deposited or caused to be deposited with the Trustee as trust funds in trust for the purpose of making the following payments on the outstanding Notes, specifically pledged as security for such Notes, and dedicated solely to the benefit of the Holders of such Notes, (i) United States dollars in an amount, or (ii) U.S. Government Obligations which through the scheduled payment of principal and interest thereon in accordance with their terms will provide, not later than one day before the due date of any payment in respect of the outstanding Notes, United States dollars in an amount, or (iii) a combination thereof, in each case sufficient, in the opinion of an internationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge, and which shall be applied by the Trustee to pay and discharge, the principal of and interest on such Notes on the respective Stated Maturities or Redemption Dates thereof, in accordance with the terms of this Indenture and such Notes.

               (b) In the event of an election to have Section 8.02 apply to the outstanding Notes, the Company shall have delivered to the Trustee an Opinion of Counsel reasonably acceptable to the Trustee stating that (i)(A) the Company has received from, or there has been published by, the Internal Revenue Service a ruling or

     (B) since the date of this Indenture, there has been a change in the applicable United States federal income tax law, in either case (A) or (B) to the effect that, and based thereon such Opinion of Counsel shall confirm that, the Holders of such Notes will not recognize gain or loss for United States federal income tax purposes as a result of the deposit, Defeasance and discharge to be effected with respect to such Notes and will be subject to United States federal income tax in the same manner and at the same times as would have been the case if the Defeasance had not occurred and
     (ii) the Company's deposit will not result in the trust created thereby or the Trustee being subject to regulation under the Investment Company Act of 1940, as amended.

               (c) In the event of an election to have Section 8.03 apply to the outstanding Notes, the Company shall have delivered to the Trustee an Opinion of Counsel reasonably acceptable to the Trustee stating that (i) the Holders of such Notes will not recognize gain or loss for United States federal income tax purposes as a result of the deposit and Covenant Defeasance to be effected with respect to such Notes and will be subject to United States federal income tax in the same manner and at the same times as would have been the case if the Covenant Defeasance had not occurred and
     (ii) the Company's deposit will not result in the trust created thereby or the Trustee being subject to regulation under the Investment Company Act of 1940, as amended.

               (d) No Default or Event of Default with respect to the outstanding Notes shall have occurred and be continuing at the time of such deposit after giving effect thereto or at any time on or prior to the 91st calendar day after the date of such deposit (it being understood that this condition shall not be deemed satisfied until after such 91st calendar day).

               (e) Such Defeasance or Covenant Defeasance shall not cause the Trustee to have a conflicting interest within the meaning of the Trust Indenture Act (assuming for the purpose of this clause (e) that all Notes are in default within the meaning of the Trust Indenture Act).

               (f) Such Defeasance or Covenant Defeasance shall not result in a breach or violation of, or constitute a default under, any other agreement or instrument to which the Company is a party or by which it is bound.

               (g) If the Notes are to be redeemed prior to Stated Maturity, notice of such redemption shall have been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee shall have been made.

               (h) The Company shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent with respect to such Defeasance or Covenant Defeasance have been complied with.

               SECTION 8.05.  Deposited United States Dollars and U.S.
                              ----------------------------------------
     Government Obligations To Be Held in Trust; Miscellaneous Provisions.  (a)
     --------------------------------------------------------------------
     All United States dollars and U.S. Government Obligations (including the proceeds thereof) deposited or deemed to be deposited with the Trustee pursuant to Section 8.04 in respect of the outstanding Notes shall be held in trust and applied by the Trustee, in accordance with the provisions of such Notes and this Indenture, to the payment, either directly or through any Paying Agent as the Trustee may determine, to the Holders of such Notes, of all sums due and to become due thereon in respect of principal and any premium and interest, but money so held in trust need not be segregated from other funds except to the extent required by law. The Company shall pay and indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the U.S. Government Obligations deposited pursuant to Section 8.04 or principal of and interest received in respect thereof other than any such tax, fee or other charge which by law is for the account of the Holders of outstanding Notes.

               (b) Anything in this Article VIII to the contrary notwithstanding, the Trustee shall deliver or pay to the Company from time to time upon Company Order any United States dollars or U.S. Government Obligations held by it as provided in Section 8.04 which, in the opinion of an internationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, are in excess of the amount that would then be required to be deposited to effect the Defeasance or Covenant Defeasance, as the case may be, with respect to the outstanding Notes.

               (c) The Trustee and the Paying Agent shall pay to the Company upon written request any money held by them for the payment of principal (premium, if any), or interest that remains unclaimed for two years; provided that the Trustee or such Paying Agent before being required to
     --------
     make any payment may cause to be published at the expense of the Company once in a newspaper of general circulation in the City of New York or mail to each Holder entitled to such money at such Holder's address (as set forth in the Note Register) notice that such money remains unclaimed and that after a date specified therein (which shall be at least 30 calendar days from the date of such publication or mailing) any unclaimed balance of such money then remaining will be repaid to the Company. After payment to the Company, Holders entitled to such money must look only to the Company for payment as general creditors, and all responsibility and liability of the Trustee and such Paying Agent with respect to such money shall cease.

               SECTION 8.06.  Reinstatement.  If the Trustee or Paying Agent is
                              -------------
     unable to apply any money in accordance with this Article VIII with respect to any Notes by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, then the obligations under this Indenture and such Notes from which the Company has been discharged or released pursuant to Sections 8.02 or 8.03 shall be revived and reinstated as though no deposit had occurred pursuant to this Article VIII with respect to such Notes, until such time as the Trustee or Paying Agent is permitted to apply all money held in trust pursuant to Section 8.05 with respect to such Notes in accordance with this Article VIII; provided that if the Company makes any payment of principal of or any premium or interest on any such Note following such reinstatement of its obligations, the Company shall be subrogated to the rights (if any) of the Holders of such Notes to receive such payment from the money so held in trust.

                                  ARTICLE IX

                                  Amendments
                                  ----------

               SECTION 9.01.  Without Consent of Holders.  The Company and the
                              --------------------------
     Trustee may, at any time, and from time to time, without notice to or consent of any Holder of Notes, enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

               (a) to evidence the succession of another Person to the Company in accordance with the terms of this Indenture and the assumption by such successor of the covenants of the Company herein and in the Notes;

               (b) to add to the covenants of the Company, for the benefit of the Holders of all of the Notes, or to surrender any right or power herein conferred upon the Company;

               (c)  to add any additional Events of Default;

               (d) to evidence and provide for the acceptance of appointment hereunder of a successor Trustee;

               (e)  to secure the Notes;

               (f) to cure any ambiguity herein, or to correct or supplement any provision hereof which may be inconsistent with any other provision hereof or to add any other provisions with respect to matters or questions arising under this Indenture; provided that such
                                                             --------
          actions shall not adversely affect the interests of the Holders of Notes in any material respect; or

               (g) to comply with the requirements of the Commission or any other regulatory authority in order to effect or maintain the qualification of this Indenture under the Trust Indenture Act.

               SECTION 9.02.  With Consent of Holders.  (a)  With the consent of
                              -----------------------
     the Holders of not less than a majority in stated principal amount at maturity of the outstanding Notes, by Act of said Holders delivered to the Company and the Trustee, the Company and the Trustee may enter into one or more indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders; provided that no such supplemental indenture shall, without
                  --------
     the consent of the Holder of each outstanding Note,

               (i) change the Stated Maturity of the principal of, or the due date of any installment of interest on, any Note, or alter the redemption provisions thereof, or reduce the principal amount thereof (or premium, if any), or the interest thereon, that would be due and payable upon Maturity thereof, or change the place of payment where, or the coin or currency in which, any Note or any premium or interest thereon is payable;

               (ii) reduce the percentage in stated principal amount at maturity of the outstanding Notes;

               (iii) subordinate in right of payment, or otherwise subordinate, the Notes to any other Indebtedness;

               (iv) impair the right to institute suit for the enforcement of any payment with respect to the Notes;

               (v) make any change that would result in the Company being required to make any deduction or withholding from any payment made under or with respect to the Notes; or

               (vi) modify any of the provisions of this Section 9.02, except to increase any percentage set forth herein or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each outstanding Note affected thereby.

                (b)  It shall not be necessary for any Act of Holders under this
     Section 9.02 to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

               SECTION 9.03.  Effect of Supplemental Indentures.  Upon the
                              ---------------------------------
     execution of any supplemental indenture under this Article IX, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Notes theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

               SECTION 9.04.  Compliance with Trust Indenture Act.  Every
                              -----------------------------------
     amendment or supplement to this Indenture or the Notes shall comply with the Trust Indenture Act as then in effect.

               SECTION 9.05.  Revocation and Effect of Consents and Waivers.
                              ---------------------------------------------
     (a) A consent to an amendment, supplement or a waiver by a Holder of a Note shall bind the Holder and every subsequent Holder of such Note or portion of such Note that evidences the same debt as the consenting Holder's Note, even if notation of the consent or waiver is not made on such Note; provided that any such Holder or subsequent Holder may revoke
                --------
     the consent or waiver as to such Holder's Note or portion of such Note if the Trustee receives the notice of revocation at least one Business Day prior to the date the amendment, supplement or waiver becomes effective. After an amendment, supplement or waiver becomes effective pursuant to this
     Article IX, it shall bind every Holder.

               (b) The Company may, but shall not be obligated to, fix a record date for the purpose of determining the Holders entitled to give their consent or take any other action described above or required or permitted to be taken pursuant to this Indenture. If a record date is fixed, then notwithstanding the immediately preceding paragraph, those Persons who were Holders at such record date (or their duly designated proxies), and only those Persons, shall be entitled to give such consent or to revoke any consent previously given or to take any such action, whether or not such Persons continue to be Holders after such record date. No such consent shall be valid or effective for more than 120 calendar days after such record date.

               SECTION 9.06.  Notation on or Exchange of Notes.  If a
                              --------------------------------
     supplemental indenture changes the terms of a Note, the Trustee may require the Holder thereof to deliver such Note to the Trustee. The Trustee may place an appropriate notation on such Note regarding the changed terms and return it to the Holder. Alternatively, if the Company or the Trustee so determines, the Company in exchange for such Note shall issue and the Trustee shall authenticate a new Note that reflects the changed terms. Failure to make the appropriate notation or to issue a new Note shall not affect the validity of such supplement.

               SECTION 9.07. Trustee To Execute Supplemental Indentures.  The
                             ------------------------------------------
     Trustee shall execute any supplemental indenture authorized pursuant to this Article IX if such supplemental indenture does not adversely affect the rights, duties, liabilities or immunities of the Trustee. If it does, the Trustee may, but shall not be required to, execute such supplemental indenture. In executing any supplemental indenture, the Trustee shall receive and shall be (subject to Section 7.01) fully protected in relying upon an Officers' Certificate and an Opinion of Counsel, which shall not be at the expense of the Trustee, stating that the execution of such supplemental indenture is authorized or permitted by this Indenture.


                                   ARTICLE X

                                 Miscellaneous
                                 -------------

               SECTION 10.01.  Trust Indenture Act Controls.  If and to the
                               ----------------------------
     extent that any provision of this Indenture limits, qualifies or conflicts with the duties imposed by, or with another provision (an "incorporated
                                                                ------------
     provision") included in this Indenture by operation of Sections 310 to 318,
     ---------
     inclusive, of the Trust Indenture Act, such imposed duties or incorporated provision shall control. If any provisions of this Indenture modifies or excludes any provision of the TIA that may be so modified or excluded, the Indenture as so modified or with such exclusion shall apply.

               SECTION 10.02.  Notices.  (a) Any notice or communication shall
                               -------
     be in writing and delivered in person or mailed by first-class mail, postage prepaid, addressed as follows. If to the Company: 200 N. LaSalle, Chicago, Illinois 60601, Attention: Chief Financial Officer; with a copy to Ross & Hardies, 150 North Michigan Avenue, Suite 2500, Chicago, Illinois 60601-7567, Attention: David Guin, if to the Trustee: Harris

     Trust and Savings Bank, 311 West Monroe Street, Chicago, Illinois 60606,
     Attention: Indenture Trust Division.

               (b) The Company or the Trustee, by notice to the other, may designate additional or different addresses for subsequent notices or communications. Any notice or communication mailed to a Holder shall be sent to the Holder by first-class mail, postage prepaid, at the Holder's address as it appears in the Note Register and shall be duly given if so sent within the time prescribed. Failure to mail a notice or communication to a Holder or any defect in it shall not affect its sufficiency with respect to other Holders. If a notice or communication is mailed to the Company, the Trustee or a Holder in the manner provided above, it is duly given, whether or not the addressee receives it. In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give notice by mail to Holders, then such notification as shall be made with the approval of the Trustee shall constitute a sufficient notification for every purpose hereunder.

               SECTION 10.03.  Certificate and Opinion as to Conditions
                               ----------------------------------------
     Precedent.  Upon any request or application by the Company to the Trustee
     ---------
     to take or refrain from taking any action under this Indenture, the Company shall furnish to the Trustee: (a) an Officers' Certificate stating that, in the opinion of the signers, all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with; and (b) an Opinion of Counsel stating that, in the opinion of such counsel, all such conditions precedent have been complied with.

               SECTION 10.04.  Statements Required in Certificate or Opinion.
                               ---------------------------------------------
     Each certificate or opinion with respect to compliance with a covenant or condition provided for in this Indenture (other than pursuant to Section 4.19) shall include: (a) a statement that the individual making such certificate or opinion has read such covenant or condition; (b) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based; (c) a statement that, in the opinion of such individual, such person has made such examination or investigation as is necessary to enable such person to express an informed opinion as to whether or not such covenant or condition has been complied with; and (d) a statement as to whether or not, in the opinion of such individual, such covenant or condition has been complied with; provided that, with respect to matters of
                                       --------
     fact, an Opinion of Counsel may rely on an Officers' Certificate or certificates of public officials.

               SECTION 10.05.  Rules by Trustee, Paying Agent and Note
                               ---------------------------------------
     Registrar.  The Trustee may make reasonable rules for action by or a
     ---------
     meeting of Holders, and any Note Registrar and Paying Agent may make reasonable rules for their functions; provided that no such rule shall conflict with the terms of this Indenture or the Trust Indenture Act.

               SECTION 10.06.  Payments on Business Days.  If a payment
                               -------------------------
     hereunder is scheduled to be made on a date that is not a Business Day, payment shall be made on the next succeeding day that is a Business Day, and no interest shall accrue with respect to that payment during the intervening period. If a regular record date is a date that is not a Business Day, such record date shall not be affected.

               SECTION 10.07.  Governing Law; Jurisdiction.  THIS INDENTURE AND
                               ---------------------------
     THE NOTES SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO APPLICABLE PRINCIPLES OF CONFLICTS OF LAW TO THE EXTENT THAT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY. EACH OF THE PARTIES HERETO AGREE TO SUBMIT TO THE NON-EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS INDENTURE.

               SECTION 10.08.  No Recourse Against Others.  No controlling
                               --------------------------
     Person, director, officer, employee, incorporator or stockholder of the Company, as such, shall have any liability for any covenant, agreement or other obligations of the Company under the Notes or this Indenture or for any claim based on, in respect of, or by reason of, such obligations or their creation, solely by reason of its past, present or future status as a controlling Person, director, officer, employee, incorporator or stockholder of the Company. By accepting a Note, each Holder waives and releases all such liability (but only such liability) as part of the consideration for issuance of such Note to such Holder.

               SECTION 10.09.  Successors. All agreements of the Company in this
                               ----------
     Indenture and the Notes shall bind its successors and assigns whether so expressed or not. All agreements of the Trustee in this Indenture shall bind its successors and assigns whether so expressed or not.

               SECTION 10.10.  Counterparts.  This Indenture may be executed in
                               ------------
     any number of counterparts and by the parties thereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

               SECTION 10.11.  Table of Contents; Headings.  The table of
                               ---------------------------
     contents, cross-reference table and headings of the Articles and Sections of this Indenture have been inserted for convenience of reference only, are not intended to be considered a part hereof and shall not modify or restrict any of the terms or provisions hereof.

               SECTION 10.12.  Severability.  In case any provision in this
                               ------------
     Indenture or in the Notes shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

               SECTION 10.13.  Further Instruments and Acts.  Upon request of
                               ----------------------------
     the Trustee, the Company will execute and deliver such further instruments and do such further acts as may be reasonably necessary or proper to carry out more effectively the purposes of this Indenture.

                    [Remainder of Page Intentionally Blank]

               IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed all as of the day and year first above written.

                              FOCAL COMMUNICATIONS CORPORATION

                               By:  \s\ Robert C. Taylor, Jr.
                                    -------------------------
                                 Name: Robert C. Taylor, Jr.
                                 Title:  President



                              HARRIS TRUST AND SAVINGS BANK,
                              as Trustee,

                               By \s\ C. Potter
                                  -------------
                                 Name:  C. Potter
                                 Title: Assistant Vice President

                                                                         ANNEX A
                                                Form of Regulation S Certificate


                           REGULATION S CERTIFICATE

              (For transfers pursuant to (S) 2.08(g)(i) and (iii)
                               of the Indenture)


     Harris Trust and Savings Bank
     311 West Monroe Street
     Chicago, Illinois 60606

     Attention: Indenture Trust Division

          Re:  12.125% Senior Discount Notes due 2008
               of Focal Communications Corporation (the "Notes")
               ------------------------------------------------

               Reference is made to the Indenture, dated as of February 18, 1998 (the "Indenture"), between Focal Communications Corporation (the "Company") and Harris Trust and Savings Bank, as Trustee. Terms used herein and defined in the Indenture or in Regulation S or Rule 144 under the U.S. Securities Act of 1933, as amended (the "Securities Act"), are used herein as so defined.

               This certificate relates to $_____________ stated principal amount at maturity of Notes, which are evidenced by the following certificates (the "Specified Notes"):

               CUSIP No(s). _____________________________________

               CERTIFICATE No(s).________________________________

     The person in whose name this certificate is executed below (the "Undersigned") hereby certifies that either (i) it is the sole beneficial owner of the Specified Notes or (ii) it is acting on behalf of all the beneficial owners of the Specified Notes and is duly authorized by them to do so. Such beneficial owner or owners are referred to herein collectively as the "Owner". If the Specified Notes are represented by a Global Note, they are held through the Depositary or an Agent Member in the name of the Undersigned, as or on behalf of the Owner. If the Specified Notes are not represented by a Global Note, they are registered in the name of the Undersigned, as or on behalf of the Owner.

               The Owner has requested that the Specified Notes be transferred to a person (the "Transferee") who will take delivery in the form of a Regulation S Note. In connection with such transfer, the Owner hereby certifies that, unless such transfer is being effected pursuant to an effective registration statement under the Securities Act, it is being effected in accordance with Rule 904 or Rule 144 under the Securities Act and with all applicable securities laws of the states of the United States and other jurisdictions. Accordingly, the Owner hereby further certifies as follows:

               (1)  Rule 904 Transfers.  If the transfer is being effected in
                    -------------------
          accordance with Rule 904:

                    (A) the Owner is not a distributor of the Notes, an
               affiliate of the Company or any such distributor or a person acting on behalf of any of the foregoing;

                    (B) the offer of the Specified Notes was not made to a
               person in the United States;

                    (C) either:

                            (i) at the time the buy order was originated, the Transferee was outside the United States or the Owner and any person acting on its behalf reasonably believed that the Transferee was outside the United States, or

                            (ii) the transaction is being executed in, on or
                    through the facilities of the Eurobond market, as regulated by the Association of International Bond Dealers, or another designated offshore securities market and neither the Owner nor any person acting on its behalf knows that the transaction has been prearranged with a buyer in the United States;

                    (D) no directed selling efforts have been made in the United
               States by or on behalf of the Owner or any affiliate thereof;

                    (E) if the Owner is a dealer in securities or has received a selling concession, fee or other remuneration in respect of the Specified Notes, and the transfer is to occur during the Restricted Period, then the requirements of Rule 904(c)(1) have been satisfied; and

                    (F) the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act.

               (2)  Rule 144 Transfers.  If the transfer is being effected
                    -------------------
          pursuant to Rule 144:

                    (A) the transfer is occurring after a holding period of at least one year (computed in accordance with paragraph (d) of Rule
               144) has elapsed since the Specified Notes were last acquired from the Company or from an affiliate of the Company, whichever is later, and is being effected in accordance with the applicable amount, manner of sale and notice requirements of Rule 144; or

                    (B) the transfer is occurring after a holding period of at least two years has elapsed since the Specified Notes were last acquired from the Company or from an affiliate of the Company, whichever is later, and the Owner is not, and during the preceding three months has not been, an affiliate of the Company.

               The Owner also hereby certifies that, if the transfer is occurring during the period of 40 consecutive days beginning on and including the later of (A) the day on which the Notes were first offered to persons other than distributors (as defined in Regulation S of the Securities Act) in reliance on Regulation S and (B) the original issuance date of the Notes (the "Restricted Period"), the Transferee shall hold the Specified Notes in the form of a Global Note held only in or through accounts maintained at the Depositary by Euroclear or Cedel (or by Agent Members acting for the account thereof) until the expiration of the Restricted Period.

               This certificate and the statements contained herein are made for your benefit and the benefit of the Company and the Initial Purchasers.

     Dated:

                              ______________________________
                              (Print the name of the Undersigned, as such term is defined in the second paragraph of this certificate.)

                              By __________________________
                                 Name:
                                 Title:

                              (If the Undersigned is a corporation, partnership or fiduciary, the title of the person signing on behalf of the Undersigned must be stated.)

                                                                         ANNEX B
                                            Form of Restricted Notes Certificate


                         RESTRICTED NOTES CERTIFICATE

                  (For transfers pursuant to (S) 2.08(g)(ii)
                          and (iii) of the Indenture)


     Harris Trust and Savings Bank
     311 West Monroe Street
     Chicago, Illinois 60606

     Attention: Indenture Trust Division

          Re:  12.125% Senior Discount Notes due 2008
               of Focal Communications Corporation (the "Notes")
               -------------------------------------------------

               Reference is made to the Indenture, dated as of February 18, 1998 (the "Indenture"), between Focal Communications Corporation (the "Company") and Harris Trust and Savings Bank, as Trustee. Terms used herein and defined in the Indenture or in Regulation S or Rule 144 under the U.S. Securities Act of 1933, as amended (the "Securities Act"), are used herein as so defined.

               This certificate relates to $________ stated principal amount at maturity of Notes, which are evidenced by the following certificates (the "Specified Notes"):

               CUSIP No(s). _____________________________

               CERTIFICATE No(s). _______________________

     The person in whose name this certificate is executed below (the "Undersigned") hereby certifies that either (i) it is the sole beneficial owner of the Specified Notes or (ii) it is acting on behalf of all the beneficial owners of the Specified Notes and is duly authorized by them to do so. Such beneficial owner or owners are referred to herein collectively as the "Owner". If the Specified Notes are represented by a Global Note, they are held through the Depositary or an Agent Member in the name of the Undersigned, as or on behalf of the Owner. If the Specified Notes are not represented by a Global Note, they are registered in the name of the Undersigned, as or on behalf of the Owner.

               The Owner has requested that the Specified Notes be transferred to a person (the "Transferee") who will take delivery in the form of a Restricted Note. In connection with such transfer, the Owner hereby certifies that, unless such transfer is being effected pursuant to an effective registration statement under the Securities Act, it is being effected in accordance with Rule 144A, Rule 144 or to an Institutional

     Accredited Investor under Rule 501(a)(1), (2), (3) or (7) under the Securities Act and in compliance with all applicable securities laws of the states of the United States and other jurisdictions. Accordingly, the Owner hereby further certifies as follows:

               (1)  Rule 144A Transfers.  If the transfer is being effected in
                    --------------------
          accordance with Rule 144A:

                    (A) the Specified Notes are being transferred to a person
               that the Owner and any person acting on its behalf reasonably believe is a "qualified institutional buyer" within the meaning of Rule 144A, acquiring for its own account or for the account of a qualified institutional buyer; and

                    (B) the Owner and any person acting on its behalf have taken reasonable steps to ensure that the Transferee is aware that the Owner may be relying on Rule 144A in connection with the transfer; and

               (2)  Rule 144 Transfers.  If the transfer is being effected
                    -------------------
          pursuant to Rule 144:

                    (A) the transfer is occurring after a holding period of at least one year (computed in accordance with paragraph (d) of Rule
               144) has elapsed since the Specified Notes were last acquired from the Company or from an affiliate of the Company, whichever is later, and is being effected in accordance with the applicable amount, manner of sale and notice requirements of Rule 144; or

                    (B) the transfer is occurring after a holding period of at least two years has elapsed since the Specified Notes were last acquired from the Company or from an affiliate of the Company, whichever is later, and the Owner is not, and during the preceding three months has not been, an affiliate of the Company.

               (3)  Institutional Accredited Investor Transfers. If the transfer
                    -------------------------------------------
          is being effected to an Institutional Accredited Investor as defined under Rule 501(a)(1), (2), (3) or (7), the Specified Notes are being transferred to such an Institutional Accredited Investor as therein so defined who is purchasing for investment purposes and not for distribution.

               This certificate and the statements contained herein are made for your benefit and the benefit of the Company and the Initial Purchasers.


     Dated:                   _____________________________
                              (Print the name of the Undersigned, as such term is defined in the second paragraph of this certificate.)

                                By:_________________________
                                   Name:
                                   Title:

                              (If the Undersigned is a corporation, partnership or fiduciary, the title of the person signing on behalf of the Undersigned must be stated.)

                                                                         ANNEX C
                                          Form of Unrestricted Notes Certificate


                        UNRESTRICTED NOTES CERTIFICATE

              (For removal of Securities Act Legends pursuant to
                      (S) 2.08(h)(iii) of the Indenture)


     Harris Trust and Savings Bank
     311 West Monroe Street
     Chicago, Illinois 60606

     Attention: Indenture Trust Division

          Re:  12.125% Senior Discount Notes due 2008
               of Focal Communications Corporation ("the Notes")
               -------------------------------------------------

               Reference is made to the Indenture, dated as of February 18, 1998 (the "Indenture"), between Focal Communications Corporation (the "Company") and Harris Trust and Savings Bank, as Trustee. Terms used herein and defined in the Indenture or in Regulation S or Rule 144 under the U.S. Securities Act of 1933, as amended (the "Securities Act"), are used herein as so defined.

               This certificate relates to $________ stated principal amount at maturity of Notes, which are evidenced by the following certificates (the "Specified Notes"):

               CUSIP No(s).____________________________

               CERTIFICATE No(s).______________________

     The person in whose name this certificate is executed below (the "Undersigned") hereby certifies that either (i) it is the sole beneficial owner of the Specified Notes or (ii) it is acting on behalf of all the beneficial owners of the Specified Notes and is duly authorized by them to do so. Such beneficial owner or owners are referred to herein collectively as the "Owner". If the Specified Notes are represented by a Global Note, they are held through the Depositary or an Agent Member in the name of the Undersigned, as or on behalf of the Owner. If the Specified Notes are not represented by a Global Note, they are registered in the name of the Undersigned, as or on behalf of the Owner.

               The Owner has requested that the Specified Notes be exchanged for Notes bearing no Securities Act Legend pursuant to Section 2.08(h)(iii) of the Indenture. In connection with such exchange, the Owner hereby certifies that the exchange is occurring after a holding period of at least two years (computed in accordance with paragraph (d) of Rule 144) has elapsed since the Specified Notes were last acquired from the Company or from an affiliate of the Company, whichever is later, and the Owner is not, and during the preceding three months has not been, an affiliate of the Company. The Owner also acknowledges that any future transfers of the Specified Notes must comply with all applicable securities laws of the states of the United States and other jurisdictions.

               This certificate and the statements contained herein are made for your benefit and the benefit of the Company and the Initial Purchasers.

     Dated:
                              ______________________________
                              (Print the name of the Undersigned, as such term is defined in the second paragraph of this certificate.)

                                By:________________________
                                    Name:
                                    Title:

                              (If the Undersigned is a corporation, partnership or fiduciary, the title of the person signing on behalf of the Undersigned must be stated).

                                                                         ANNEX D


                      FORM OF CLEARING SYSTEM CERTIFICATE


          Re:  Focal Communications Corporation
               12.125% Senior Discount Notes due 2008
               (the "Notes")


               Reference is hereby made to the Indenture dated as of February 18, 1998 (the "Indenture"), between Focal Communications Corporation (the "Company") and Harris Trust and Savings Bank (the "Trustee"). Capitalized terms not defined in this Certificate shall have the meanings given to them in the Indenture.

               This is to certify that, as of the date hereof, with respect to $_________ stated principal amount at maturity of Notes, except as set forth below, we have received in writing by tested telex or by electronic transmission, from our Agent Members entitled to a portion of such stated principal amount at maturity, certifications with respect to such portion substantially to the effect set forth in the Indenture.

               We further certify (i) that we are not making available herewith for exchange any portion of the Temporary Regulation S Global Note excepted in such certifications and (ii) that as of the date hereof we have not received any notification from any of our Agent Members to the effect that the statements made by such Agent Members with respect to any portion of the part submitted herewith for exchange are no longer true and cannot be relied upon as the date hereof.

               We understand that this certification is required in connection with certain securities laws of the United States. In connection therewith, if administrative or legal proceedings are commenced or threatened in connection with which this certification is or would be relevant, we irrevocably authorize you to produce this certification to any interested party in such proceedings.


     Dated: ___________,


                                    Yours faithfully,

                                    MORGAN GUARANTY TRUST COMPANY OF NEW YORK,
                                    Brussels office, as operator of the
                                    Euroclear System

                                     By:_________________________
                                          Name:
                                          Title:

                                                or

                                    CEDEL S.A.

                                     By:_________________________
                                          Name:
                                          Title:

                                                                         ANNEX E


                  FORM OF CERTIFICATE OF BENEFICIAL OWNERSHIP


          Re:  Focal Communications Corporation
               12.125% Senior Discount Notes due 2008
               (the "Notes")


               Reference is hereby made to the Indenture dated as of February 18,1998 (the "Indenture"), between Focal Communications Corporation (the "Company") and Harris Trust and Savings Bank (the "Trustee"). Capitalized terms not defined in this Certificate shall have the meanings given to them in the Indenture.

               This is to certify that, as of the date hereof, the above-captioned Notes held by you for our account are beneficially owned by (a) non-U.S. person(s) or (b) U.S. person(s) who purchased the Notes in transactions which did not require registration under the Securities Act of 1933, as amended (the "Act"). As used in this paragraph the term "U.S. person" has the meaning given to it by Regulation S under the Act.

               We undertake to advise you promptly by tested telex on or prior to the date on which you intend to submit your certification relating to the Notes held by you for our account in accordance with your operating procedures if any applicable statement herein is not correct on such date, and in the absence of any such notification it may be assumed that this certification applies as of such date.

               We understand that this certification is required in connection with certain securities laws of the United States. In connection therewith, if administrative or legal proceedings are commenced or threatened in connection with which this certification is or would be relevant, we irrevocably authorize you to produce this certification to any interested party in such proceedings.


     Dated:         ,


     By: _________________________________
         As, or as agent for, the
         beneficial owner(s) of the
         Notes to which this
         certificate relates.